                                                                    EXHIBIT 10.2


                        SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT


     THIS AGREEMENT made as of the 8th day of May, 1997, by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); the several investors named on the Schedule of Investors attached hereto (individually, an "Initial Investor",
    ---------------------
and collectively, the "Initial Investors"); such additional investors as may be identified on such addenda to the Schedule of Investors as may be agreed upon by
                                  ---------------------
the Corporation and such additional investors in accordance with the terms of this Agreement (individually, an "Additional Investor", and collectively, the "Additional Investors")(the Initial Investors and the Additional Investors being hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors"); and, solely for purposes of Section 8.1 hereof, Hubert Koster, Nola E. Masterson, and Robert E. Patterson (individually a "Founder" and collectively the "Founders") and each holder of the Corporation's Series B Convertible Preferred Stock (the "Series B Investors).

     WHEREAS, the Initial Investors wish to purchase from the Corporation, and the Corporation wishes to sell to the Investors, up to an aggregate of 1,904,770 shares of the Corporation's Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred"), and warrants to purchase up to an aggregate of 190,477 shares of Series C Preferred;

     WHEREAS, the Corporation wishes to sell to the Additional Investors up to an aggregate number of shares of Series C Preferred equal to the difference between 3,174,604 and the number of shares of Series C Preferred sold at the Initial Closing (as hereinafter defined); and

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated December 22, 1995 (the "Series B Purchase Agreement") the Corporation granted certain rights of first refusal to the Series B Investors and the Founders, and the Corporation, such Series B Investors and the Founders now desire to replace such rights of first refusal in the Series B Purchase Agreement with the rights of first refusal set forth in Section 8.1 hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

     SECTION 1.  Amendment of Certificate of Incorporation.  Immediately prior
     ---------   -----------------------------------------
to the execution and delivery of this Agreement, the Corporation filed with the Secretary of State of Delaware a Certificate of Amendment (the "Certificate of Amendment"), a copy of which is attached hereto as Exhibit 1, to its Certificate
                                                   ---------
of Incorporation (the Certificate of Incorporation of the Corporation, as amended by the Certificate of Amendment and in effect on the date hereof being hereinafter referred to as the "Certificate of Incorporation"), for the purpose of increasing and amending the authorized capital stock of the Corporation and setting forth the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed upon the capital stock of the Corporation or the holders thereof.

     SECTION 2.  Purchase and Sale of the Series C Preferred and Warrants.
     ---------   --------------------------------------------------------

          2.1  Initial Shares and Warrants.  Subject to the terms and conditions
               ---------------------------
of this Agreement, at the Initial Closing (as defined in Section 3.1), the Corporation agrees to issue and sell to each Initial Investor the number of shares of Series C Preferred set forth opposite the name of such Initial Investor on the Schedule of Investors and a warrant in the form of Exhibit 2.1
                ---------------------                              -----------
(a "Warrant") to purchase a number of shares of Series C Preferred equal to the largest whole number less than or equal to ten percent (10%) of the number of shares of Series C Preferred being purchased by such Initial Investor at the Initial Closing, at a purchase price equal to $3.15 per share of Series C Preferred and associated warrant right to purchase one-tenth of a share of Series C Preferred and an aggregate purchase price as set forth on the Schedule
                                                                       --------
of Investors, and each Initial Investor, acting severally and not jointly,
------------
hereby agrees to purchase from the Corporation such number of shares of Series C Preferred and such Warrant at such purchase price. The shares of Series C Preferred sold at the Initial Closing are hereafter referred to as the "Initial Shares."

          2.2  Additional Shares.  Subject to the terms and conditions of this
               -----------------
Agreement, from time to time after the Initial Closing, but on or before June 30, 1997, the Corporation agrees to issue and sell to one or more Additional Investors who enter into this Agreement by executing one or more counterparts hereof up to an aggregate number of shares of Series C Preferred equal to 3,174,604 minus the number of Initial Shares (the "Additional Shares"). By executing such a counterpart, each such Additional Investor shall agree to purchase that number of Additional Shares as may be set forth opposite its name on such addenda to the Schedule of Investors which may be agreed upon between
                       ---------------------
the Corporation and each such Additional Investor, at the purchase price of $3.15 per share and at the aggregate purchase price set forth opposite such Additional Investor's name on such addenda. Each such addendum shall be executed by the Corporation and each such Additional Investor, a copy of each such addendum shall be delivered to each Investor, and each such addendum shall be deemed a part of this Agreement ab initio. Initial Investors may become
                                   -- ------
Additional Investors.

     The Initial Shares and the Additional Shares are referred to collectively hereinafter as the "Shares". The shares of Series C Preferred issuable upon exercise of Warrants are referred to collectively hereinafter as the "Warrant Shares".

     SECTION 3.  Closings.
     ---------   --------

          3.1  Initial Closing.  The closing of the sale and purchase of the
               ---------------
Initial Shares and the Warrants (the "Initial Closing") shall take place simultaneously with the execution of this Agreement at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, on May ___, 1997 (the "Initial Closing Date"), or at such other location, date and time as may be agreed upon between the Initial Investors and the Corporation. At the Initial Closing, the Corporation shall issue and deliver to each Initial Investor (i) a certificate or certificates registered in the name of such Initial Investor, representing the Initial Shares being purchased by it at the Initial Closing, and (ii) the Warrant being purchased by it at the Initial Closing, registered in the name of such Initial Investor, against payment by such Initial Investor to the Corporation of the purchase price therefor in the form of (a) a check payable to the order of the Corporation, (b) a wire transfer to the account of the Corporation, (c) cancellation of indebtedness of the Corporation to such Investor or an affiliate of such Investor, (d) conversion of convertible promissory notes issued by the Corporation to such Investor or an affiliate of such Investor, or (e) any combination thereof.

          3.2  Additional Closings.  The closings of the sale and purchase of
               -------------------
the Additional Shares under this Agreement (the "Additional Closings") shall take place at such time, date and place as are mutually agreeable to the Corporation and any Additional Investor, but such Additional Closings, if any, shall take place on or before June 30, 1997. At the Additional Closings, the Corporation shall issue and deliver to each Additional Investor a certificate or certificates registered in the name of such Additional Investor, representing the Additional Shares being purchased by it at the Additional Closing, against payment by such Additional Investor to the Corporation of the purchase price therefor in the form of (a) a check payable to the order of the Corporation, (b) a wire transfer to the account of the Corporation, (c) cancellation of indebtedness of the Corporation to such Additional Investor or an affiliate of such Additional Investor, (d) conversion of convertible promissory notes issued by the Corporation to such Additional Investor or an affiliate of such Additional Investor, or (e) any combination thereof.

     SECTION 4.  Representations and Warranties of the Corporation.  The
     ---------   -------------------------------------------------
Corporation hereby represents and warrants to the Investors as follows:

          4.1  Organization.  The Corporation is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. Except as set forth in Exhibit 4.1, the Corporation is duly qualified as a foreign
             -----------
corporation and is in good standing in all such other jurisdictions (which jurisdictions are listed in Exhibit 4.1) in which the conductor its business or
                            -----------
its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Corporation's operations or financial condition. Exhibit
                                                                        -------
4.1 contains true, complete and accurate copies of the Certificate of
---
Incorporation and the By-Laws, as amended to date, of the Corporation (the "ByLaws").

          4.2  Capitalization.  The entire authorized capital stock of the
               --------------
Corporation consists of:

               (a) 9,218,000 shares of Common Stock, par value $.001 per share (the "Common Stock');

               (b) 1,650,000 shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred");

               (c) 2,976,663 shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred"); and

               (d) 3,365,081 shares of Series C Preferred.

     The number of shares of Common Stock, Series A Preferred and Series B Preferred that are issued and outstanding or held as treasury shares as of the date hereof is as set forth in Exhibit 4.2. All issued and outstanding shares
                               -----------
of Common Stock, Series A Preferred and Series B Preferred are validly issued, fully paid and nonassessable. The number of shares of Common Stock reserved for issuance upon the exercise of options granted and to be granted, and upon conversion of the Series A Preferred, the Series B Preferred and the Series C Preferred, is as set forth in Exhibit 4.2. Prior to the Initial Closing, no
                              -----------
shares of Series C Preferred were issued or outstanding.

     Exhibit 4.2 contains a list of all holders of capital stock of the
     -----------
Corporation and options, warrants or rights to purchase such capital stock, in each case including the number of shares of capital stock held by, or subject to purchase pursuant to the exercise of any option, warrant or right held by, each such holder. Except as set forth in Exhibit 4.2, there are no outstanding
                                     -----------
shares of capital stock of the Corporation or warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock or other securities of the Corporation. Except as set forth in Exhibit 4.2, the number
                                                       -----------
of shares of capital stock, if any, reserved for issuance in connection with the securities described in the immediately preceding sentence is not subject to adjustment by reason of the issuance of the Shares, the Warrants, the Warrant Shares or the Reserved Shares (as defined in Section 4.16). Except as set forth in Section 8.1 or in Exhibit 4.2, there are no preemptive or similar rights to
                     -----------
purchase or otherwise acquire shares of capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation or the By-Laws or any agreement to which the Corporation is a party, or otherwise, and except as set forth in the Voting Agreement, the Registration Rights Agreement and the Stock Restriction Agreement described in Section 4.16 of this Agreement, there is no agreement, restriction or encumbrance with respect to the sale or voting of any shares of the Corporation's capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities) imposed by or through the Certificate of Incorporation, By-Laws or any agreement to which the Corporation is a party.

          4.3  Equity Investments.  Except as set forth on Exhibit 4.3, the
               ------------------                          -----------
Corporation does not currently have any subsidiaries nor currently own any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

          4.4  Financial Statements.  Attached as Exhibit 4.4 are the unaudited
               --------------------               -----------
balance sheet for the Corporation as of December 31, 1996 (the "Balance Sheet"), and the related unaudited statement of income for the year ended December 31, 1996. (the "Balance Sheet"). (December 31, 1996 is hereinafter sometimes referred to as the "Balance Sheet Date.") The December 31, 1996 financial statements are in accordance with the books and records of the Corporation and present fairly the financial position and results of operations of the Corporation as of the dates and for the periods indicated.

          4.5  Absence of Undisclosed Liabilities.  Except as set forth in
               ----------------------------------
Exhibit 4.5 or as reflected in the Balance Sheet, at the Balance Sheet Date (a)
-----------
the Corporation had no material liabilities of any nature (matured or unmatured, fixed or contingent) of a type required by generally accepted accounting principles to be disclosed on a balance sheet of the Corporation which were not so disclosed; (b) all reserves established by the Corporation and set forth in the Balance Sheet were adequate; and (c) there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately disclosed in the Balance Sheet as required by such Statement No. 5.

          4.6  Absence of Changes.  Except as set forth in Exhibit 4.6, since
               ------------------                          -----------
the Balance Sheet Date there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of the Corporation, (b) any material asset or property of the Corporation made subject to a lien of any kind, (c) any waiver of any valuable right of the Corporation, or the cancellation of any debt or claim held by the Corporation, (d) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Corporation, or any agreement or commitment therefor, (e) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation, except in the ordinary course of business, (f) any loan by the Corporation to, or any loan to the Corporation from, any officer, director, employee or stockholder of the Corporation, or any agreement or commitment therefor, (g) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Corporation, or (h) any change in the accounting methods or practices followed by the Corporation.

          4.7  Encumbrances.  Except as set forth in Exhibit 4.7, the
               ------------                          -----------
Corporation has good title to all of its property and assets, real, personal or mixed, tangible or intangible, free and clear of all liens, security interests, charges and other encumbrances of any kind.

          4.8  Intellectual Property Rights.  Except in each case as set forth
               ----------------------------
in Exhibit 4.8:
   -----------

               (a) the Corporation owns or has the right to use all Intellectual Property Rights (as hereinafter defined) necessary or required for the conduct of its business as presently conducted or as proposed to be conducted, which Intellectual Property Rights are identified in said Exhibit 4.8;
                                                    -----------

               (b) to the Corporation's knowledge, no royalties or other amounts are payable by the Corporation to other persons by reason of the ownership or use of said Intellectual Property Rights; and

               (c) to the Corporation's knowledge, no product marketed or sold or proposed to be marketed or sold by the Corporation violates or will violate any license or infringes any Intellectual Property Rights of another, nor has the Corporation received any notice that any of such Intellectual Property Rights or the operation or proposed operation of the Corporation's business conflicts or will conflict with the rights of others.

As used herein, the term "Intellectual Property Rights" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other industrial and intellectual property rights.

          Dr. Hubert Koster has entered into agreements with the Company relating to protection of proprietary information and invention assignment in the form referred to in Exhibit 4.8.
                        -----------

          4.9  Litigation.  There is no action, suit, claim, proceeding or
               ----------
investigation, at law, in equity or otherwise, or by or before any governmental instrumentality or other agency, now pending, or, to the Corporation's knowledge, threatened against the Corporation.

          4.10  No Defaults.  The Corporation is not in violation or breach of,
                -----------
or in default under, any provision of (a) the Certificate of Incorporation or the By-Laws or (b) except where any such violation, breach or default would not have a material adverse effect on the Corporation, any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body. To the Corporation's knowledge, there exists no condition, event or act which after notice, lapse of time, or both, would constitute a violation or breach of, or a default under, any of the foregoing.

          4.11  Employment of Officers Employees and Consultants.  No third
                ------------------------------------------------
     party may assert any valid claim against the Corporation, any Investor, or any Designated Person (as hereinafter defined) with respect to (a) the continued employment by or association with the Corporation of any of the present officers or key employees of, or consultants to, the Corporation (collectively, the "Designated Persons"), or (b) the use or disclosure by the Corporation or any Designated Person of any information which the Corporation or any Designated Person would be prohibited from using or disclosing under any prior agreements or arrangements or under any laws, including, without limitation, laws applicable to unfair competition, trade secrets or proprietary information.

          4.12  Taxes.  The Corporation has filed all Federal, state, local and
                -----
foreign tax returns which are required to be filed by it and all such returns are true and correct. The Corporation has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party, except, in each case, for those which are not yet due and payable pursuant to such returns.

          4.13  Agreements.  Except as set forth in Exhibit 4.13, the
                ----------                          ------------
Corporation is not a party to any written or oral (a) contract with any labor union; (b) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements; (c) contract for the employment of any officer, individual employee or other person or any contract with any person on a consulting basis;
(d) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others; (e) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a lien on any assets of the Corporation; (f) guaranty of any obligation for borrowed money or otherwise; (g) lease or agreement under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party; (h) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation; (i) license or lease agreement with respect to any Intellectual Property Rights; (j) agreement or other commitment for capital expenditures in excess of $25,000; or (k) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party. Except as set forth in Exhibit 4.13, the
                                                         ------------
Corporation is not engaged in any negotiations which could lead to any such contract, agreement, arrangement, understanding or commitment. The Corporation has furnished to the Investors true and correct copies of all such agreements and other documents requested by the Investors or its authorized representatives.

          4.14  Compliance.  The Corporation has complied in all material
                ----------
respects with all Federal, state, local or foreign laws applicable to its business. The Corporation has all Federal, state, local and foreign governmental licenses, registrations and permits material to or necessary for the conduct of its business, and such licenses, registrations and permits are in full force and effect and there have been no violations in any material respect of any such licenses, registrations or permits. No proceeding is pending or, to the Corporation's knowledge, threatened, to revoke or limit any thereof.

          4.15  Insurance.  Exhibit 4.15 sets forth each insurance policy
                ---------   ------------
(specifying the insurer, the amount of coverage, the type of insurance, the policy number, the expiration date, the annual premium and any pending claims thereunder) maintained by the Corporation on its properties, assets, business or personnel. The insurance maintained by the Corporation on its properties, assets, business and personnel is in amounts deemed adequate by the Corporation, is in accordance with the standards of the industry in which the Corporation operates, and is under policies currently in effect and issued by insurers of recognized responsibility.

          4.16  Authorization of this Agreement.  The execution, delivery and
                -------------------------------
performance by the Corporation of this Agreement, the Registration Rights Agreement of even date herewith by and among the Corporation, the Investors and certain additional parties identified therein, which agreement is in the form of
Exhibit 4.16A (the "Registration Rights Agreement"), the Voting Agreement of
-------------
even date herewith by and among the Corporation, the Investors and certain additional parties identified therein, which agreement is in the form of Exhibit
                                                                         -------
4.16B (the "Voting Agreement"), and the Stock Restriction Agreement of even date
-----
herewith by and among the Corporation, the Investors and certain additional parties identified therein, which agreement is in the form of Exhibit 4.16C (the
                                                              -------------
"Stock Restriction Agreement"; this Agreement, the Registration Rights Agreement, the Voting Agreement and the Stock Restriction Agreement are hereinafter referred to collectively as the "Transaction Documents") have been duly authorized by all requisite corporate action. The Transaction Documents have been duly executed and delivered on behalf of the Corporation and constitute the valid and binding obligations of the Corporation, enforceable in accordance with their respective terms.

The execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Shares, the Warrants, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Shares and the Warrant Shares (collectively, the "Reserved Shares"), and compliance with the provisions hereof and thereof by the Corporation, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation under, the Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected.

          4.17  Authorization of Shares and Warrants.  The issuance, sale and
                ------------------------------------
delivery hereunder by the Corporation of the Shares and the Warrants have been duly authorized by all requisite corporate action, and when so issued, sold and delivered, the Shares will be fully paid and nonassessable and the Shares and the Warrants will be validly issued and outstanding and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

          4.18  Authorization of Warrant Shares and Reserved Shares.  The
                ---------------------------------------------------
issuance, sale and delivery by the Corporation of the Warrant Shares and the Reserved Shares have been duly authorized by all requisite corporate action of the Corporation, and the Warrant Shares and the Reserved Shares have been duly reserved for issuance upon exercise of the Warrants and conversion of the Shares and the Warrant Shares, and when so issued, sold and delivered upon exercise of the Warrants and conversion of the Shares and the Warrant Shares, the Warrant Shares and the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

          4.19  Related Transactions.  Except as set forth in Exhibit 4.19, no
                --------------------                          ------------
director, officer or employee of the Corporation nor any "associate" (as defined in the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") of any such person is indebted to the Corporation, nor is the Corporation indebted (or committed to make loans or extend or guarantee credit) to any such person, nor is any such person a party to any transaction (other than as an employee or consultant) with the Corporation providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to, any such person.

          4.20  No Governmental Consent or Approval Required.  Except as set
                --------------------------------------------
forth in Exhibit 4.20, no authorization, consent, approval or other order of,
         ------------
declaration to, or filing with, any governmental agency or body is required to be made or obtained by the Corporation for or in connection with the valid and lawful authorization, execution and delivery by the Corporation of the Transaction Documents, for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Shares or the Warrants or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares, except such exemptive filings as are required to be made under applicable securities laws and have been and shall be made on a timely basis.

          4.21  Registration Rights.  Except as contemplated by the Registration
                -------------------
Rights Agreement, no person has any right to cause the Corporation to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any securities of the Corporation.

          4.22  Exemptions from Securities Laws.  Subject to the accuracy of the
                -------------------------------
representations and warranties of the Investors set forth in Section 5 hereof, the provisions of Section 5 of the Securities Act are inapplicable to the offering, issuance, sale and delivery of the Shares, the Warrants and the Reserved Shares, and no consent, approval, qualification or registration or filing under any state securities laws is required in connection therewith, except such exemptive filings as are required to be made under applicable securities laws and have been and shall be made on a timely basis.

          4.23  Commitments from German Government.  Exhibit 4.23 accurately
                ----------------------------------   ------------
describes certain commitments from certain German governmental authorities made with respect to the Corporation and its subsidiary Sequenom Instruments GmbH.

     SECTION 5.  Representations and Warranties of the Investors.  Each
     ---------   -----------------------------------------------
Investor, severally and not jointly, represents and warrants to the Corporation as follows:

          5.l  Organization.  Such Investor is an entity duly organized, validly
               ------------
existing and in good standing under the laws of the jurisdiction of its organization, with all requisite power and authority to own and lease its properties, to carry on its business, and to carry out the transactions contemplated hereby.

          5.2  Purchase for Investment.  Such Investor is acquiring the Shares,
               -----------------------
any Warrant purchasable by it hereunder, and, in the event such Investor should acquire Warrant Shares upon exercise of such Warrant or Reserved Shares upon conversion of the Shares or Warrant Shares, such Investor will be acquiring such Warrant Shares and Reserved Shares, for its own account, for investment and not for, with a view to, or in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

          5.3  Unregistered Securities; Legend.  Such Investor understands that
               -------------------------------
the Shares and the Warrants have not been, and the Warrant Shares and Reserved Shares will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that they must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. Such Investor further understands that such exemption depends upon, among other things, the bona fide nature of such Investor's investment intent expressed
            ---- ----
herein. Such Investor acknowledges that the Warrants and the certificates for the Shares, the Warrant Shares and the Reserved Shares shall bear a legend to such effect, and appropriate transfer instructions may be issued.

          5.4  Status of the Investors.  Such Investor has not been formed for
               -----------------------
the specific purpose of acquiring Shares, Warrants, Warrant Shares or Reserved Shares pursuant to this Agreement. Such Investor understands the term "accredited investor," as used in Regulation D promulgated under the Securities Act and represents and warrants to the Corporation that such Investor is an "accredited investor" for purposes of acquiring Shares, Warrants, Warrant Shares and Reserved Shares.

          5.5  Knowledge and Experience; Economic Risk.  Such Investor has
               ---------------------------------------
     sufficient knowledge and experience in business and financial matters and with respect to investment in securities of privately held companies so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting its interest in connection with this transaction. Such Investor is able to bear the economic risk of such investment, including a complete loss of the investment.

          5.6  Access to Information.  Such Investor acknowledges that such
               ---------------------
Investor and its representatives have had the opportunity to ask questions and receive answers from officers and representatives of the Corporation concerning the transactions contemplated by this Agreement, and to obtain any additional information which the Corporation possesses or can acquire that is necessary to verify the accuracy of the information regarding the Corporation herein set forth or otherwise desired in connection with its purchase of the Shares and any Warrants purchasable by it.

          5.7  Authorization.  The execution, delivery and performance by such
               -------------
Investor of this Agreement have been duly authorized by all requisite action of such Investor and its partners or equity holders. This Agreement has been duly executed and delivered on behalf of such Investor and constitutes the valid and binding obligation of such Investor, enforceable in accordance with its terms. The execution, delivery and performance of the Transaction Documents, the purchase of the Shares and any Warrants purchasable by such Investor, the exercise of any such Warrants, and compliance with the provisions hereof and thereof by such Investor, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, such Investor's charter, by-laws, partnership agreement or other organizational document, or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which such Investor is a party or by which it or any of its property is bound or affected.

          5.8  No Governmental Consent or Approval Required. No authorization,
               --------------------------------------------
consent, approval or other order of, or declaration to, or filing with, any governmental agency or body is required to be made or obtained by such Investor for or in connection with the valid authorization, execution and delivery by such Investor of the Transaction Documents or for the valid purchase by such Investor of the Shares and any Warrants to be sold to it hereunder or for or in connection with the valid exercise of any such Warrant or issuance to such Investor of any Warrant Shares or Reserved Shares.

          5.9  Rule 144.  Such Investor understands that the exemption from
               --------
registration afforded by Rule 144 (the provisions of which are known to such Investor) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act depends upon the satisfaction of various conditions, that such exemption is not currently available and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

     SECTION 6.  Conditions Precedent to Closing by the Investor.  The
     ---------   -----------------------------------------------
obligation of each Investor to purchase and pay for the Shares and any Warrants being purchased by such Investor at the Initial Closing or any Additional Closing (each a "Closing") is subject to satisfaction (or waiver by the Investor) of the following conditions precedent at or before such Closing:

          6.1  Corporate Proceedings.  All corporate and other proceedings to be
               ---------------------
taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident to such transactions shall be satisfactory in form and substance to the Investors and their counsel, who shall have received all such originals or certified or other copies of such documents as they may reasonably request.

          6.2  Representations and Warranties Correct.  The representations and
               --------------------------------------
warranties made by the Corporation in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects at the time of such Closing with the same force and effect as if they had been made at and as of the time of such Closing.

          6.3  Compliance with Covenants.  The Corporation shall have duly
               -------------------------
complied with and performed all covenants and agreements of the Corporation herein which are required to be complied with and performed at or before such Closing.

          6.4  Certificate of Compliance.  The Corporation shall have provided
               -------------------------
to each of the Investors purchasing Shares at such Closing a certificate, dated the date of such Closing, in form and substance reasonably satisfactory to such Investor, confirming compliance with the conditions set forth in Sections 6.2 and 6.3.

          6.5  Opinion of Counsel.  At such Closing, each of the Investors
               ------------------
purchasing Shares at such Closing shall have received from Foley, Hoag & Eliot LLP, counsel for the Corporation, an opinion addressed to such Investors, dated the date of such Closing, to the effect set forth in Exhibit 6.5.
                                                     -----------

          6.6  Related Agreements and Documents.  At or before such Closing, the
               --------------------------------
parties thereto shall have executed and delivered the Registration Rights Agreement, the Voting Agreement and the Stock Restriction Agreement, and the Corporation shall have delivered to the Investors such other documents as they shall reasonably request.

          6.7  Blue Sky Matters.  All consents, approvals, qualifications,
               ----------------
registrations and filings required to be obtained or effected under any applicable state securities or "blue sky" laws in connection with the issuance, sale and delivery of the Shares and the Warrants prior to the sale of the Shares or the Warrants shall have been obtained or effected and copies of the same delivered to each of the Investors.

          6.8  Purchase by Other Investors.  All of the Initial Shares and the
               ---------------------------
Warrants shall have been purchased and paid for at the Initial Closing.

     SECTION 7.  Financial Reports.  Subject to the limitations set forth in
     ---------   -----------------
Section 7.6, the Corporation agrees to furnish each of the Investors and any transferee to which any Investor transfers at least 100,000 Shares (a "Series C Transferee") with the following:

          7.1  Quarterly and Monthly Reports.  Within 45 days after the end of
               -----------------------------
each month and each fiscal quarter, an unaudited financial report of the Corporation, which report shall be prepared in accordance with generally accepted accounting principles consistently applied (except that the financial report may (i) be subject to normal year-end audit adjustments neither individually nor in the aggregate material and (ii) not contain all notes thereto which may be required in accordance with generally accepted accounting principles) and shall be certified by either the Chief Executive Officer or the Chief Financial officer of the Corporation to have been so prepared, and which shall include the following:

          (a) an income statement for such month or quarter, together with a cumulative income statement from the first day of the then-current fiscal year to the last day of such month or quarter;

          (b) a balance sheet as of the last day of such month or quarter;

          (c) a statement of cash flows for such month or quarter;

          (d) a comparison between the actual figures for such month or quarter, the comparable figures (with respect to the foregoing clauses (a) and (b) only) for the prior year (if any) and the comparable figures included in the Budget (as hereinafter defined) for such month or quarter, with an explanation of any material differences between them.

     The financial report for each fiscal quarter shall be accompanied by a report by the Chief Executive Officer of the Corporation explaining business developments and problems occurring during the quarter.

          7.2  Annual Reports.  Within 120 days after the end of each fiscal
               --------------
year of the Corporation, audited financial statements of the Corporation, which shall include an income statement for such fiscal year and a balance sheet as of the last day thereof, and statements of stockholders' equity and cash flows for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, certified by independent certified public accountants of recognized national standing satisfactory to the Investors, together with such accountants' annual management letter.

          7.3  Consolidated Financial Statements.  If for any period the
               ---------------------------------
Corporation shall have any subsidiary whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing Sections 7.1 and 7.2 shall be the consolidated and consolidating financial statements of the Corporation and all such consolidated subsidiaries.

          7.4  Other Reports and Information.  Promptly upon becoming available:
               -----------------------------

               (a) copies of all financial statements, reports, notices, press releases, proxy statements and other documents sent by the Corporation to its stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Commission or any securities exchange; and

               (b) any other financial or other information available to management of the Corporation as any of the Investors shall have reasonably requested on a timely basis.

          7.5  Budgets and Operating Plans.  At least 30 days prior to the
               ---------------------------
beginning of each fiscal year of the Corporation, a monthly operating plan of the Corporation, with monthly breakdowns, for such fiscal year (the "Budget"). The Budget shall be accepted as the Budget for such fiscal year when it has been approved by the Board of Directors of the Corporation. The Budget shall be reviewed by the Corporation periodically and all changes therein and all material deviations therefrom which are proposed to be made by the Corporation shall be resubmitted to its Board of Directors and to each of the Investors in advance and shall be accepted when approved by, and the Corporation shall not make any such changes or material deviations to or from the Budget without such prior approval of, its Board of Directors. The Budget shall include an income statement, balance sheet and cash flow information.

          7.6  Limitations on Rights of Investors under Section 7. The
               --------------------------------------------------
Corporation shall provide the information required by Sections 7.1 through 7.5 to each Investor and any Series C Transferee so long as such Investor or Series C Transferee shall own at least 100,000 shares of the Common Stock (including in such number shares of Common Stock issuable upon Conversion of Series C Preferred) appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like. The foregoing provisions of this
Section 7 to the contrary notwithstanding, the Investors shall not have any rights and the Corporation shall not have any obligations under the foregoing provisions of this Section 7 at such time that the Common Stock is registered under Section 12 of the Exchange Act.

     SECTION 8.  Additional Agreements of the Corporation.
     ---------   ----------------------------------------

          8.1  Right of First Refusal.
               ----------------------

               (a) Subject to the limitations set forth in paragraph (i) of this
Section 8.1 and in Section 8.9, the Corporation hereby grants to each Investor, each Series B Investor, each Founder, and any of their respective permitted assignees described in paragraph (j) of this Section 8.1 (each a "Right Holder") the right of first refusal to purchase, pro rata, all (or any part) of any New Securities (as defined in this Section 8.1 (b)) that the Corporation may, from time to time, propose to sell or issue. Each such Right Holder's pro rata share, for purposes of this right of first refusal, is the ratio of (i) the number of shares of Common Stock then held of record by, or issuable on conversion of Series C Preferred, Series B Preferred or Series A Preferred (collectively, "Preferred Stock") then held of record by, such Right Holder to (ii) the sum of the total number of shares of the Common Stock issued and outstanding plus the total number of shares of Common Stock issuable upon conversion of the Preferred Stock, in each case at such time (the "Basic Amount").

          (b) "New Securities" shall mean any equity securities of the Corporation, whether now authorized or not, and rights, options, or warrants to purchase said equity securities, and securities of any type whatsoever that are, or may become, convertible into said equity securities; provided, however, that
                                                        --------  -------
"New Securities" does not include (i) securities offered to the public pursuant to a registration statement filed under the Securities Act, the gross proceeds to the Corporation from the sale of which would equal or exceed $20,000,000;
(ii) securities issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization whereby the Corporation acquires not less than 51 % of the voting power of such corporation; (iii) up to 1,200,000 shares (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like) of Common Stock (or related options) issued to employees, officers or other persons performing services for the Corporation pursuant to any stock offering, plan or arrangement approved by the Board of Directors of the Corporation, which number may be adjusted upward by the affirmative vote of two-thirds of the whole Board of Directors; (iv) securities issued in connection with any stock split, stock dividend or recapitalization by the Corporation; (v) shares of Common Stock issued upon conversion of the Shares or the Warrant Shares; (vi) securities issuable upon exercise or conversion of any rights, options, warrants or convertible securities outstanding on the date of this Agreement; (vii) securities issued to any financial institution in connection with a loan transaction approved by the Board of Directors of the Corporation;
(viii) securities issued to vendors or customers or to other persons in similar commercial situations with the Corporation, provided such issuance is approved by the Board of Directors of the Corporation; (ix) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person involved in the financing, provided such issuance is approved by the Board of Directors of the Corporation; (x) the Additional Shares; or (xi) any right, option or warrant to acquire any security convertible into securities excluded from the definition of New Securities pursuant to clauses (i) through
(x) above.

          (c) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any New Securities unless the Corporation shall deliver to each Right Holder a written notice of any proposed or intended issuance, sale or exchange of New Securities (the "Offer"), which Offer shall (i) identify and describe the New Securities,
(ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the New Securities to be issued, sold or exchanged, (iii) identify the persons or entities to which or with which the New Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Right Holder (a) such Right Holder's Basic Amount, and (b) any additional portion of the New Securities as such Right Holder shall indicate it will purchase or acquire should the other Right Holders subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Right Holder shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of New Securities described above. The Offer by its terms shall remain open and irrevocable for such 30-day period.

          (d) To accept an Offer, in whole or in part, a Right Holder must deliver a written notice to the Corporation prior to the end of the 30-day period of the Offer, setting forth the portion of the Right Holder's Basic Amount that such Right Holder elects to purchase and, if such Right Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Right Holder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Right Holders are less than the total New Securities, then each Right Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for
-----------------
exceed the difference between the New Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Right Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Right Holder bears to the total Undersubscription Amounts subscribed for by all Right Holders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

          (e) In the event that Notices of Acceptance are not given by the Right Holders in respect of all the New Securities, the Corporation shall have 90 days from the expiration of the period set forth in paragraph (c) above to issue, sell or exchange all or any part of such New Securities as to which a Notice of Acceptance has not been given by the Right Holders (the "Refused Securities"), but only to the offerees or purchasers and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are described in the Offer.

          (f) In the event the Corporation shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in paragraph (e) above), then each Right Holder may, at its sole option and in its sole discretion, reduce the number or amount of the New Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the New Securities that the Right Holder elected to purchase pursuant to paragraph (d) above multiplied by a fraction,
(i) the numerator of which shall be the number or amount of New Securities the Corporation actually proposes to issue, sell or exchange (including New Securities to be issued or sold to Right Holders pursuant to paragraph (d) above prior to such reduction) and (ii) the denominator of which shall be the amount of all New Securities. In the event that any Right Holder so elects to reduce the number or amount of New Securities specified in its Notice of Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the New Securities unless and until such securities have again been offered to the Right Holders in accordance with paragraph (c) above.

          (g) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Right Holders shall acquire from the Corporation, and the

Corporation shall issue to the Right Holders, the number or amount of New Securities specified in the Notices of Acceptance, as reduced pursuant to paragraph (f) above if the Right Holders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Right Holders of any New Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the Right Holders of a purchase agreement relating to such New Securities reasonably satisfactory in form and substance to the Right Holders and their respective counsel.

          (h) Any New Securities not acquired by the Right Holders or other persons in accordance with paragraph (e) above may not be issued, sold or exchanged until they are again offered to the Right Holders under the procedures specified in this Agreement.

          (i) This right of first refusal shall run to each Investor, each Series B Investor, each Founder and any of their respective permitted assignees under paragraph (j) of this Section 8.1 only for so long as they hold the following number of shares of Common Stock (including in such number shares of Common Stock issuable upon conversion of Preferred Stock):

              (i) in the case of the Founders and the Series B Investors who were parties to the Stock Purchase Agreement dated May 26, 1994, and their respective permitted assignees, 50,000 shares; and

              (ii) in the case of all other Series B Investors and the Investors, and their respective permitted assignees, 200,000 shares (including shares held by their respective Affiliates (as hereinafter defined)).

          (j) This right of first refusal may be assigned, in whole or in part,
(i) to any Affiliate (as hereinafter defined) of any Right Holder or (ii) to any assignee who acquires not less than 50,000 shares of Common Stock in the case of an assignment from assignor described in clause (i) of paragraph (i) of this
Section 8.1, or 200,000 shares of Common Stock in the case of an assignment from an assignor described in clause (ii) of paragraph (i) of this Section 8.1 (in each case, including in such number shares of Common Stock issuable upon conversion of Preferred Stock and appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like). As used in this Section, an Affiliate of a Right Holder shall mean any partner of the Right Holder that is a partnership or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Right Holder.

          (k) This Section 8.1 shall supersede and replace Section 8.1 of the Series B Purchase Agreement, which Section 8.1 shall no longer have any force or effect. Without limiting the generality of the foregoing, the Right Holders under Section 8.1 of the Series B Purchase Agreement hereby consent to the sale of the Shares and the Warrants and waive their rights of first refusal under
Section 8.1 of the Series B Purchase Agreement (including their rights to notice thereunder) in connection with the issuance and sale of the Shares and the Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, and the issuance of the Reserved Shares upon conversion of the Shares and the Warrant Shares.

     8.2  Keeping of Records and Books of Account.  The Corporation shall keep,
          ---------------------------------------
and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Corporation and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     8.3  Insurance.  The Corporation will do or cause to be done all things
          ---------
necessary to preserve and maintain in full force and effect fire and casualty insurance policies, with extended coverage, on its properties, assets, business and personnel, in amounts deemed adequate by the Corporation, and in accordance with the standards of the industry in which the Corporation operates, sufficient in amount to allow it to replace any of its properties which might be damaged or destroyed.

     8.4  Key Man Life Insurance.  The Corporation shall use its best efforts to
          ----------------------
maintain in force a policy of life insurance, naming the Corporation as beneficiary, on the life of Dr. Hubert Koster, in the amount of US$1,000,000.

     8.5  Maintenance of Corporate Existence, etc.  The Corporation will do or
          ---------------------------------------
cause to be done all reasonable things necessary to preserve and keep in full force and effect its existence and all of its rights (charter and statutory), subject in all cases to the exercise by the Board of Directors of the Corporation of their fiduciary obligations. The Corporation shall comply in all respects with the provisions of its Certificate of Incorporation and By-laws.

     8.6  Maintenance of Facilities.  The Corporation will cause all facilities
          -------------------------
owned or leased in the conduct of its business to be maintained and kept in good condition and repair and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Corporation may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided,
                                                                     --------
however, that nothing in this Section shall prevent the Corporation from
-------
discontinuing the lease or maintenance of any such facilities if such discontinuance is, in the good faith judgment of the Board of Directors of the Corporation, desirable in the conduct of its business and would not have a material adverse effect on the Corporation.

     8.7  Payment of Taxes.  The Corporation will pay or discharge or cause to
          ----------------
be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Corporation or upon the income, profits or property of the Corporation; and (2) all material liabilities of the Corporation; provided, however, that the
                                             --------  -------
Corporation shall not be required to pay or discharge or cause to be paid or discharged any such tax assessment, liability, or charge, whose amount, applicability or validity is being contested in good faith by appropriate proceedings if adequate reserves therefor have been established in accordance with generally accepted accounting principles.

     8.8  Compliance with Applicable Laws.  The Corporation shall conduct its
          -------------------------------
business in compliance in all material respects with all laws and valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

     8.9  Limitation On Rights of Investors.  The rights of Right Holders other
          ---------------------------------
than the Investors under Section 8.1, and the obligations of the Corporation to Right Holders other than the Investors under Section 8.1, shall terminate and be of no effect upon and following the closing of a firm commitment underwritten public offering of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the offering price per share is not less than $4.50 (prior to underwriter's discounts and commissions), appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like, and (ii) the aggregate gross proceeds to the Corporation from such offering are not less than $10 million. The rights of the Investors under Sections 8.1 through 8.8, inclusive, and the obligations of the Corporation to Investors under Sections 8.1 through 8.8, inclusive, shall terminate and be of no effect upon and following the closing of a firm commitment underwritten public offering of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the offering price per share is not less than $9.45 (prior to underwriter's discounts and commissions), appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like, and (ii) the aggregate gross proceeds to the Corporation from such offering are not less than $20 million.

     8.10  Proprietary Information and Invention Assignment Agreements.  As soon
           -----------------------------------------------------------
as practicable after the Initial Closing, the Corporation will use reasonable efforts to cause each senior technical employee who has not already signed an agreement with the Corporation relating to the protection of proprietary information and the assignment of inventions to sign such an agreement in a form acceptable to the Board of Directors of the Corporation.

     SECTION 9.  Expenses.
     ---------   --------

     9.1  Expenses.  The Corporation shall pay the reasonable fees and
          --------
disbursements of one or more special counsel to the Investors in connection with the transactions contemplated by this Agreement, up to a maximum aggregate amount of $10,000. Otherwise, the Corporation and the Investors shall each bear their own expenses, including the fees and disbursements of their respective counsel, incurred in connection with the purchase and sale of the Shares and the Warrants.

     9.2  Brokers.  No party to this Agreement has employed any broker or finder
          -------
in connection with the transactions contemplated hereby. No person or entity will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon any such party of any commission, fee or other compensation as a finder or broker because of any act or omission by such party or any agent of such party. Each party to this Agreement agrees to indemnify and hold the others harmless from payment of any brokerage fee, finders fee, or commission claimed by any third party who claims to have been involved because of association with such party.

     SECTION 10.  Exchanges; Lost, Stolen or Mutilated Certificates.  Upon
     ----------   -------------------------------------------------
surrender by any Investor to the Corporation of a Warrant or a certificate or certificates representing shares of Series C Preferred purchased or acquired by such Investor hereunder or under the Warrants, or representing Reserved Shares received upon conversion of any such shares of Series C Preferred, the Corporation at its expense shall issue in exchange therefor, and deliver to such Investor, a new Warrant or a new certificate or certificates representing such shares, in such denomination or denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Warrant or any certificate representing any shares of Series C Preferred purchased or acquired by the Investor hereunder or under the Warrants, or representing Reserved Shares received upon conversion of any such shares of Series C Preferred and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such Warrant or such certificate, the Corporation at its expense shall issue and deliver to such Investor a new Warrant or a new certificate for such shares of Series C Preferred or Reserved Shares, of like tenor, in lieu of such lost, stolen or mutilated certificate.

     SECTION 11.  Survival of Representations, Warranties and Agreements.  The
     ----------   ------------------------------------------------------
covenants, representations and warranties of the parties contained herein shall survive any Closing hereunder. Each of the parties may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person. All statements contained in any certificate or other instrument delivered by any party pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by such party under this Agreement.

     SECTION 12.  Remedies.  In case any one or more of the covenants or
     ----------   --------
agreements set forth in this Agreement shall have been breached by the Corporation, the Investors may proceed to protect and enforce their rights either by suit in equity or by action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement.

     SECTION 13.  Successors and Assigns.  This Agreement shall be binding upon,
     ----------   ----------------------
and inure to the benefit of, each of the parties hereto and, except as otherwise expressly provided herein, each other person who shall become a registered holder named in any Warrant or any certificate evidencing shares of Common Stock or Series C Preferred transferred to such holder by any of the Investors or their permitted transferees, and (except as aforesaid) their respective legal representatives, successors and assigns.

     SECTION 14.  Entire Agreement; Effect on Prior Documents.  This Agreement
     ----------   -------------------------------------------
and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the financing transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

     SECTION 15.  Notices.  All notices, requests, consents and other
     ----------   -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties) or fax or DHL, Federal Express or other internationally recognized express courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          (i)  if to the Corporation, to:

               Sequenom, Inc.
               11555 Sorrento Valley Road
               Suite C
               San Diego, California 92121
               Attention: President
               Fax: (619) 350-0344

               with a copy to:

               David R. Pierson, Esq.
               Foley, Hoag & Eliot LLP
               One Post office Square
               Boston, Massachusetts 02109
               Fax:  (617) 832-7000

          (ii) if to the Investors, to their respective addresses set forth on the Schedule of Investors.
                   ---------------------

     SECTION 16.  Amendments; Waivers.  This Agreement may be amended, and
     ----------   -------------------
compliance with the provisions of this Agreement may be omitted or waived, by the written agreement of the Corporation and Investors or assignees of their rights hereunder holding two thirds in voting power of the Series C Preferred (and Common Stock issued upon conversion thereof) held by the Investors and such assignees. Sections 8.1 and 8.9 hereof and this Section 16 may be amended only with the further written agreement of Series B Investors or assignees of their rights hereunder holding 85 % of the voting power of the Series B Preferred (or Common Stock issued upon conversion thereof) held by the Series B Investors or such assignees.

     SECTION 17.  Counterparts.  This Agreement may be executed in any number of
     ----------   ------------
counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

     SECTION 18.  Headings.  The headings of the various sections of this
     ----------   --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a pan of this Agreement.

     SECTION 19.  Nouns and Pronouns.  Whenever the context may require, any
     ----------   ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 20.  Governing Law.  This Agreement shall be governed by, and
     ----------   -------------
construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     SECTION 21.  Severability.  Any provision of this Agreement that is
     ----------   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 22.  Information Confidential.  Each Investor acknowledges that the
     ----------   ------------------------
information received by it pursuant hereto (including without limitation under
Section 7 hereof) is confidential and for its use only and such Investor will not reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information), except in connection with the exercise of rights under this Agreement, unless the Corporation has made such information available to the public generally or such Investor is required to disclose such information by law or by any court or other governmental body; provided, however, that an
                                                --------
Investor may make general statements concerning the nature and progress of the Corporation's business and may include summary financial information concerning the Corporation in such Investor's reports to its partners or shareholders. The obligation of confidentiality set forth in this Section shall not apply to information (i) generally known on a non-confidential basis (without fault of an Investor) to companies in the Corporation's line of business; (ii) lawfully obtained by an Investor without restriction on disclosure; (iii) known to an Investor prior to receipt from the Corporation without restriction on disclosure; or (iv) independently developed by an Investor without use of information provided by the Corporation.

                                     * * *

     IN WITNESS WHEREOF, the undersigned have executed this Series C Convertible Preferred Stock Agreement as of the day and year first written above.

                              SEQUENOM, INC.


                              By:  /s/ illegible
                                   ----------------------------------------
                                   Its President

     For purposes of Sections 8.1 and 8.9 only:

                    FOUNDERS:


                              /s/ Hubert Koster
                              ---------------------------------------------
                              Hubert Koster

                              /s/ Nola Masterson
                              ---------------------------------------------
                              Nola E. Masterson

                              /s/ Robert Patterson
                              ---------------------------------------------
                              Robert E. Patterson

                    SERIES B INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:  TVM Techno Venture Management
                                   Limited Partnership
                                     its General Partner
                              By:  TVM Management Corporation
                                     its General Partner

                              By: /s/ illegible
                                  -----------------------------------------
                                    Name:
                                    Title:

                              TVM INTERTERTECH LIMITED
                              PARTNERSHIP

                              By:  TVM Techno Venture Management
                                   Limited Partnership
                                     its General Partner
                              By:  TVM Management Corporation
                                     its General Partner



                              By: /s/ illegible
                                  -----------------------------------------
                                  Its:

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:  TVM Techno Venture Management
                                   Limited Partnership
                                     its General Partner
                              By:  TVM Management Corporation
                                     its General Partner


                              By: /s/ illegible
                                  -----------------------------------------
                                  Its:

                              TVM EUROTECH LIMITED
                              PARTNERSHIP
                              By:  TVM Techno Venture Management
                                   Limited Partnership
                                     Its General Partner
                              By:  TVM Management Corporation
                                     Its General Partner


                              By: /s/ illegible
                                  -----------------------------------------
                                  Its:


                              TVM TECHNO VENTURE
                              INVESTORS NO. 1 LIMITED
                              PARTNERSHIP


                              By: /s/ illegible
                                  -----------------------------------------
                                  General Partner


                              KBL FOUNDER VENTURES SCA


                              By:  ______________________________________
                                   Its:


                              ALPINVEST INTERNATIONAL B. V.


                              By: /s/ illegible         /s/ illegible
                                  ---------------------------------------
                                  Its:  authorized signatories


                              BOSTON UNIVERSITY NOMINEE PARTNERSHIP


                              By:  ______________________________________
                                   General Partner

                              /s/ Gerald E. Coughlan
                              ---------------------------------------------
                              Gerald E. Coughlan

                              /s/ Charles P. Floe
                              ---------------------------------------------
                              Charles P. Floe

                              /s/ Hellmut Kirchner
                              ---------------------------------------------
                              Hellmut Kirchner

                              /s/ Herwig Brunner
                              ---------------------------------------------
                              Herwig Brunner

                              /s/ Franz A. Wirtz
                              ---------------------------------------------
                              Franz A. Wirtz

                              /s/ Hannemarie Wirtz
                              --------------------------------------------
                              Hannemarie Wirtz

                              /s/ Hubert Koster
                              ---------------------------------------------
                              Hubert Koster

                              /s/ Ernst-Gunter Afting
                              ---------------------------------------------
                              Ernst-Gunter Afting


                              SVE STAR VENTURES ENTERPRISES NO. III Gbr,
                              A GERMAN CIVIL LAW PARTNERSHIP
                              (with limitation of liability)

                              By:   SVM Star Ventures
                                    Managementgesellschaft mBH Nr. 3


                              By:   /s/ illegible
                                    ---------------------------------------
                                    Managing Partner

                                        SVE STAR VENTURES
                                        ENTERPRISES NO. IIIa GbR,
                                        A GERMAN CIVIL LAW
                                        PARTNERSHIP (with limitation of
                                        liability)

                                        By:  SVM Star Ventures
                                             Managementgesellschaft mbH Nr. 3

                                        By:  /s/ [ILLEGIBLE]^^
                                             --------------------------------
                                             Managing Partner


                                        SVE STAR VENTURES
                                        MANAGEMENTGESELLSCHAFT MBH
                                        Nr. 3 & CO. BETEILIGUNGS KG

                                        By:  SVM Star Ventures
                                             Managementgesellschaft mbH Nr. 3

                                        By:  /s/ [ILLEGIBLE]^^
                                             --------------------------------
                                             Managing Partner

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement


                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i.) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     EXECUTED this 8th day of May, 1997.

                            TVM TECHNO VENTURE
                            ENTERPRISES NO.  II
                            LIMITED PARTNERSHIP
76,064
------------------------
Shares Purchased            By: TVM Techno Venture Management
                                Limited Partnership,
                                its general partner
7,606                       By: TVM Management Corporation
------------------------        its general partner
Number of Shares subject
to Warrants Purchased

$239,601.60                 By:  /s/ illegible
------------------------    ------------------------------------
Total Purchase Price        Its: Treasurer

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.

                                TVM INTERTECH
                                LIMITED PARTNERSHIP

      50,709                    By:  TVM Techno Venture Management
------------------------             Limited Partnership,
Shares Purchased                     its general partner

       5,070
------------------------
Number of Shares subject        By:  TVM Management Corporation,
to Warrants Purchased                its general partner

      $159,733.35
------------------------
Total Purchase Price            By:  /s/ illegible
                                     -------------------------------------
                                Its: Treasurer

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.

                                TVM ZWEITE BETEILIGUNG-US
                                LIMITED PARTNERSHIP

   152,127                      By:  TVM Techno Venture Management
-----------------------              Limited Partnership,
Shares Purchased                     its general partner

   15,212
-----------------------
Number of Shares subject        By:  TVM Management Corporation,
to Warrants Purchased                its general partner

   $479,200.15
-----------------------
Total Purchase Price            By:  /s/ illegible
                                  ---------------
                                Its:  Treasurer

                                SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.

                                TVM EUROTECH
                                LIMITED PARTNERSHIP

   101,418                      By:  TVM Techno Venture Management
 -----------------------             Limited Partnership,
Shares Purchased                     its general partner

 10,141
------------------------
Number of Shares subject        By:  TVM Management Corporation,
to Warrants Purchased                its general partner

$319,466.70
------------------------
Total Purchase Price            By:  /s/ illegible
                                     ----------------------------------
                                Its: Treasurer

                                SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.

                                TVM TECHNO VENTURE
                                INVESTORS NO. 1
                                LIMITED PARTNERSHIP

  8,253                         By:  TVM Techno Venture Management
-------------------------            Limited Partnership,
Shares Purchased                     its general partner

   825
-------------------------
Number of Shares subject        By:  TVM Management Corporation,
to Warrants Purchased                its general partner

 $25,996.95
-------------------------
Total Purchase Price            By:  /s/ illegible
                                     -------------------------------------
                                Its:

                                SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.


                              /s/ KBL Founders SCA
                              ---------------------------------------
                              (print name)

_____________________
Shares Purchases              By:  /s/ [SIGNATURE ILLEGIBLE]^^
                                   ----------------------------------


_____________________         Title: J. WEYNANDT   M. LOGELIN
Number of Shares subject           ----------------------------------
Director                               Director    Director
to Warrants Purchases


                              Address:_______________________________
_____________________
Total Purchase Price          ______________________________________

                              ______________________________________

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.


                              ALPINVEST INTERNATIONAL B.V.
                              ----------------------------
                              (print name)


    317,460                     By:  /s/ J.M. Davids        /s/ J.H.M. Dols
------------------------             -----------------------------------------
Shares Purchases

    31,746                      Title: authorized signatories
------------------------               ---------------------------------------
Number of Shares subject
to Warrants Purchases

                                Address:  Gooimeer 3
                                          ------------------------------------
   USD 999,999                            1411 DC NAARDEN
 --------------                 ----------------------------------------------
Total Purchase Price                      The Netherlands
                                ----------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.


                                      Hellmut Kirchner
                                      ---------------------------
    15,873                            (print name)
----------------------
Shares Purchases
                                      By: /s/ ILLEGIBLE^^
                                         ------------------------
    1,587                             Title:_____________________
----------------------
Number of Shares subject
to Warrants Purchases
                                      Address: MARTELSGRABEN
                                              -------------------

   USD 50,000.00                      D-82327  [illegible]
 ---------------------                ---------------------------
Total Purchase Price
                                      ___________________________

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.


                                Hellmut Kirchner
                              --------------------------------------------
                              (print name)

    222,222
-----------------------
Shares Purchases              By: /s/ Hellmut Kirchner
                                  ----------------------------------------

    22,222                    Title: as Trustee
-----------------------             --------------------------------------
Number of Shares subject
to Warrants Purchases

    USD 700,000.00            Address: MARTELSGRABEN 2
-----------------------               ------------------------------------
Total Purchase Price          D-82327 TUTZING
                              --------------------------------------------

                              --------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.


                              Franz Wirtz
                              --------------------------------------------
                              (print name)

    16,667
------------------------
Shares Purchases              By: /s/ Franz Wirtz
                                  ----------------------------------------

    1,666                     Title:
------------------------
Number of Shares subject
to Warrants Purchases

                              Address:  Atzenach 37
                                        ----------------------------------
    $52,501.05                          D-52223 Stolberg
-------------------------     --------------------------------------------
Total Purchase Price                    Germany
                              --------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.


     EXECUTED this 8th day of May, 1997.


                              Hannemarie Wirtz
                              ------------------------------------------
                              (print name)

    16,667
------------------------
Shares Purchases              By: /s/ Hannemarie Wirtz
                                  --------------------------------------

    1,666                     Title:
------------------------            ------------------------------------
Number of Shares subject
to Warrants Purchases

                              Address:   Atzenach 37
                                         -------------------------------
      $52,501.05                         D-52223 Stolberg
------------------------      ------------------------------------------
Total Purchase Price                     Germany
                              ------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 15th day of December, 1997.

                              SVE Star Ventures Managementgesellschaft
                              GmbH Nr 3 & Co. Beteiligungs KG
                              ---------------------------------------------
                              (print name)


                              By: /s/ Meir Barel
                                  -----------------------------------------


                              By: SVM Star Ventures Managementgesellschaft
                                  mbH Nr 3- Managing Partner
                                  -----------------------------------------

                              By: Dr. Meir Barel - Managing Partner
                                  -----------------------------------------

                              Address:  Star Ventures Management
                                       ------------------------------------
                                        Possartstrasse 9
                              ---------------------------------------------
                                        D-81679 Munich, Germany
                              ---------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 15th day of December, 1997.

                              SVE Star Ventures Enterprises No. IIIA,
                              a German Civil Law Partnership
                              (with limitation of liability)
                              ---------------------------------------------
                              (print name)


                              By: /s/ Meir Barel
                                  -----------------------------------------



                              By: SVM Star Ventures Managmentgesellschaft
                                  mbH Nr. 3 Managing Partner
                                  Dr. Meir Barel - Managing Partner
                                  -----------------------------------------

                              By: Dr. Meir Barel - Managing Partner
                                  -----------------------------------------


                              Address:
                                        Star Venture Management
                                       ------------------------------------
                                        Possartstrasse 9
                              ---------------------------------------------
                                        D-81679 Munich, Germany
                              ---------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 15th day of December, 1997.

                              SVE Star Ventures Enterprises No. III,
                              a German Civil Law Partnership
                              (with limitation of liability)

                              --------------------------------------------
                              (print name)


                              By: /s/ Meir Barel
                                  ----------------------------------------

        By: SVM Star Ventures Managementgesellschaft mhH Nr. 3 - Managing
             Partner

                              By: Dr. Meir Barel - Managing Partner
                                  ----------------------------------------

                              Address:  Star Ventures Management
                                        ----------------------------------
                                        Possartstrasse 9
                              --------------------------------------------
                                        D-81679 Munich, Germany
                              --------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 16th day of December, 1997.

                                    S.R. One, Limited
                                    -----------------------------------------
                                    (print name)


                                    By: /s/ Raymond Whitaker
                                        -------------------------------------
                                        Raymond J. Whitaker, Ph.D


                                    Title: Vice President
                                           ----------------------------------

                                    Address: 565 E. Swedesford Rd., Suite 315
                                            ---------------------------------
                                             Wayne, PA 19087
                                    -----------------------------------------
                                    -----------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 17th day of December, 1997.

                                       GLS LP INVESTMENT III LIMITED

                                       Laurence McNairn
                                       ---------------------------------------
                                       (print name)


                                       By: /s/ illegible
                                       ---------------------------------------

                                       Title: Director
                                              --------------------------------

                                       Address: Barfield House
                                                ------------------------------
                                                St. Julian's Avenue
                                       ---------------------------------------
                                                St. Peter Port Guernsey GY13QL
                                       ---------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 8th day of January, 1998.

                                          KLEINWORT BENSON LIMITED



                                          __________________________________
                                          (print name)


                                          By: /s/ Christopher Wright
                                              --------------------------------
                                              Christopher Wright


                                          Title: Managing Director

                                          Address: 20 Fenchurch Street
                                                   ---------------------------
                                                   London EC3P 3DB
                                          ------------------------------------
                                                   United Kingdom
                                          ------------------------------------

With copies of all correspondence to:
------------------------------------

Dresdner Kleinwort Benson
75 Wall Street
New York, NY 10005
Attn: C. Wright & J.S. Walker

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 8th day of January, 1998.

                              LOMBARD ODIER 4 CIE
                              ---------------------------------------------
                              (print name) par procuration:


                              By: /s/ illegible
                                  -----------------------------------------

                              Title:  Vice-President          Assistant V.P.
                                    ----------------------------------------


                              Address:   11 Rue de la Corraterie
                                       -------------------------------------
                                        CH-1204 Geneva Switzerland
                              ----------------------------------------------

                              ----------------------------------------------

                                 SEQUENOM, INC.

            Series C Convertible Preferred Stock Purchase Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May 8, 1997, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule
                                                                      --------
of Investors thereto (the "Purchase Agreement"), (ii) that it is a party to the
------------
Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

     Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series C Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.


     EXECUTED this 8th day of January, 1998.

                                             Merifin Capital N.V.
                                             -----------------------------------
                                             (print name)

                                             By: /s/ Christopher Wright
                                                --------------------------------
                                                Christopher Wright

                                             Title: Attorney-in-fact
                                                   -----------------------------

                                             Address: c/o Finabel SA
                                                      --------------------------
                                                      254 Route de Lausanne
                                             -----------------------------------
                                                      CH-1292 Geneva, Chambasy
                                             -----------------------------------
                                                      Switzerland
                                                      Attn: Guillaume de Rham

With copies to:  Merifin Capital N.V.
--------------
                 Avenue Lloyd George 6
                 Boite 8
                 B-1000 Brussels, Belgium
                 ATTN: Coen N. Teulings

                             SCHEDULE OF INVESTORS


                                                      Number of Shares of
                                                      Series C Preferred        Number of Shares      Aggregate Purchase
Initial Investor                                            Stock              Subject to Warrant            Price
_________________________________________________     ___________________      __________________    ___________________
TVM Techno Venture                                                 76,064                   7,606         $  239,601.60
 Enterprises No. 11
 Limited Partnership
c/o TVM Techno Venture
 Management ("TVM")
 101 Arch Street, Suite 1950
 Boston, MA 02210
TVM Intertech                                                      50,709                   5,070         $  159,733.35
 Limited Partnership
c/o TVM
TVM Zweite Beteiligung-US                                         152,127                  15,212         $  479,200.05
 Limited Partnership
 c/o TVM
TVM Eurotech Limited                                              101,418                  10,141         $  319,466.70
 Partnership
c/o TVM
TVM Techno Venture                                                  8,253                     825         $   25,996.95
 Investors No. 1
 Limited Partnership
c/o TVM
KBL Founder Ventures SCA                                           87,619                   8,761         $  275,999.85
43, Boulevard Royal
L - XX55 Luxembourg
Alpinvest International B.V.                                      317,460                  31,746         $  999,999.00
Gooimeer 3
NL-1410 AB Naarden
The Netherlands
Hellmut Kirchner                                                   15,873                   1,587         $   49,999.95
Martelsgraben 2
82327 Tutzing
Germany
Hellmut Kirchner,                                                 222,222                  22,222         $  699,999.30
  as Trustee
Martelsgraben 2
82327 Tutzing
Germany
Franz A. Wirtz                                                     16,667                   1,666         $   52,501.05
Atzenach 37
D-52223 Stolberg
Germany
Hannemarie Wirtz                                                   16,667                   1,666         $   52,501.05
Atzenach 37
D-52223 Stolberg
Germany
TOTAL                                                           1,065,079                 106,502         $3,354,998.85

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997


                       Number of Shares of Series C
Investor               Preferred Stock                Aggregate Purchase Price
--------------------   -----------------------------  -------------------------
SVM Star Ventures                -68,762-                    USD216,600-
Managementgesellschaft
mbH Nr. 3 & Co. Beteiligungs
KG

SVM Star Ventures Managementgesellschaft
mbH Nr. 3 & Co. Beteiligungs KG
--------------------------------------
Print Name of Investor

By /s/ illegible
  ------------------------------------
     By:  SVM Star Ventures Managementgesellschaft mbH Nr. 3 - Managing Partner
     By:  Dr. Meir Barel - Managing Partner

Date:  December 15, 1997
     ---------------------------------

Accepted and agreed to this
12 day of  January    , 1998
--        -----------


SEQUENOM, INC.


By:  /s/ Hubert Koster
   -----------------------------------
 Its:  President

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997

                               Number of Shares of Series C
Investor                       Preferred Stock                Aggregate Purchase Price
---------------------          ----------------------------   ------------------------
SVE Star Ventures                        -13,047                      USD41,100.-
Enterprises No. IIIA, a
German Civil Law Partnership
(with limitation of liability)




SVE Star Ventures Enterprises No. IIIA,
a German Civil Law Partnership
(with limitation of liability)
----------------------------------------
Print Name of Investor


By /s/ illegible
  --------------------------------------
     By:  SVM Star Ventures Managementgesellschaft mbH Nr. 3 - Managing Partner
     By:  Dr. Meir Barel - Managing Partner

Date:  December 15, 1997
       ---------------------------------

Accepted and agreed to this
12th day of January, 1998
----        -------


SEQUENOM, INC.


By:  /s/ Hubert Koster
   -------------------------------------
 Its:  President

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997

                                Number of Shares of Series C
Investor                        Preferred Stock                    Aggregate Purchase Price
----------------                ----------------------------       ------------------------
SVE Star Ventures                        -156,286-                        USD492,300.
Enterprises No. III, a German
Civil Law Partnership (with
limitation of liability)


SVE Star Ventures Enterprises No. III,
a German Civil Law Partnership
(with limitation of liability)
------------------------------------
Print Name of Investor


By /s/ illegible
  ----------------------------------
     By:  SVM Star Ventures Managementgesellschaft mbH Nr. 3 - Managing Partner
     By:  Dr. Meir Barel - Managing Partner

Date:  December 15, 1997
       -----------------------------

Accepted and agreed to this
12th day of January, 1998
----        -------


SEQUENOM, INC.


By:  /s/ Hubert Koster
   ---------------------------------
 Its:  President

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997


                       Number of Shares of Series C
Investor               Preferred Stock                  Aggregate Purchase Price
--------------------   ------------------------------   ------------------------

S.R. One, Limited                   507,936                     $1,599,998.40


S.R. One, Limited
----------------------
Print Name of Investor


By  /s/ illegible
  ------------------------------------
        Its:  Vice President

Date:  December 16, 1997
       -------------------------------

Accepted and agreed to this
12th day of January, 1998
----        -------


SEQUENOM, INC.


By:  /s/ Hubert Koster
     ---------------------------------
  Its:  President

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997

                     Number of Shares of Series C
Investor             Preferred Stock                 Aggregate Purchase Price
-------------------- -----------------------------   ---------------------------
                              793,650                        $2,500,000



GLS LP INVESTMENT III LIMITED
-----------------------------------
Print Name of Investor


By  /s/ illegible
  ---------------------------------
 Its:  Director

Date:  17 December 1997
       ----------------------------

Accepted and agreed to this
12th day of January, 1998
----        -------


SEQUENOM, INC.


By:  /s/ Hubert Koster
   --------------------------------
 Its:

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997

                     Number of Shares of Series C
Investor             Preferred Stock                Aggregate Purchase Price
-------------------  ----------------------------   ------------------------
                                317,460                     1,000,000



Kleinwort Benson Limited
--------------------------------------
Print Name of Investor


By  /s/ illegible
  ------------------------------------
     Its:  Managing Partner

Date:  8 January 1998
    ----------------------------------

Accepted and agreed to this
12th day of January, 1998
----        -------


SEQUENOM, INC.


By:  /s/ Hubert Koster
   -----------------------------------
 Its:

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997

                      Number of Shares of Series C
Investor              Preferred Stock                   Aggregate Purchase Price
--------------------- -----------------------------     ------------------------
Lombard Odier & Cie             952,381                        $3,000,000

Lombard Odier & Cie
----------------------
Print Name of Investor


By  /s/ illegible         /s/ illegible
  --------------------------------------
    Vice-Pres.            Assistant V.P.

Date:  January 8, 1998
       ---------------------------------

Accepted and agreed to this
12th day of January, 1998
----        -------


SEQUENOM, INC.


By:  /s/ Hubert Koster
   -------------------------------------
 Its:  President

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                     TO THE
                         SERIES C CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 8, 1997

                     Number of Shares of Series C
Investor             Preferred Stock                   Aggregate Purchase Price
-------------------- -----------------------------     ------------------------
                                158,730                         500,000



/s/ Merifin Capital N.V.
-------------------------------------
Print Name of Investor


By  /s/ illegible
    ---------------------------------
        Its:  Attorney-in-fact

Date:  8 January 1998
       ------------------------------

Accepted and agreed to this
12th day of January, 1998
----        -------


SEQUENOM, INC.


By:  /s/ Hubert Koster
   ----------------------------------
 Its:

                                   EXHIBIT 1
                                   ---------


                            Certificate of Amendment
                            ------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                               OF SEQUENOM, INC.

     Sequenom, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of said corporation resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

     RESOLVED:  That the Board of Directors of this Corporation recommends and deems it advisable that the Certificate of Incorporation of this Corporation, as heretofore amended, be further amended by deleting Article FOURTH thereof and substituting for said Article FOURTH the new Article FOURTH set forth on Exhibit A
                                                                   ---------
                attached hereto; and

     RESOLVED:  That the aforesaid proposed amendment be submitted to the stockholders of the Corporation for their consideration; and

     RESOLVED:  That following the approval by the stockholders of the aforesaid amendment as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the aforesaid amendment in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give effect to the aforesaid amendment or otherwise to carry out the purposes of the foregoing Resolutions.

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sequenom, Inc. has caused this certificate to be signed by Fareed Kureshy, its President, and attested by David R. Pierson, its Secretary, this 8th day of May, 1997.


ATTEST:                                  SEQUENOM, INC.


By:  /s/ David Pierson                   By:  /s/ Fareed Kureshy
   ______________________                   _______________________
         Its Secretary                            Its President

                                   EXHIBIT A
                                   ---------


FOURTH:  The total number of shares of all classes of stock which the
------
Corporation has authority to issue is 17,209,774 shares, consisting of 9,218,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), 1,650,000 shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), 2,976,663 shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock") and 3,3651,081 shares of Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock", and, together with the Series A Preferred Stock and the Series B Preferred Stock, the "Preferred Stock"), amounting to an aggregate par value of $17,209,774.

     The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the Corporation shall be as follows:

     Section 1.   Liquidation Rights.
     ---------    ------------------

            (a)   Liquidation Payments.
                  --------------------

                  (i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of the Series C Preferred Stock and the Series B Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes the following amounts:

                       (1) in the case of the- Series C Preferred Stock, an amount equal to the greater of:

                            (A)  $3.15 per share of the Series C Preferred Stock
(which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series C Preferred Stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up, or

                            (B)  such amount per share of the Series C Preferred
Stock as would have been payable had all shares of Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of the Series C Preferred Stock to and including the date full payment shall be tendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up.

                       (2) in the case of the Series B Preferred Stock, an amount equal to the greater of:

                            (A)  $1.50 per share of the Series B Preferred Stock
(which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up, or

                            (B)  such amount per share of the Series B Preferred
Stock as would have been payable had all shares of Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of the Series B Preferred Stock to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up.

     If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series C Preferred Stock and the Series B Preferred Stock of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series C Preferred Stock and the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection l(a)(i).

                  (ii) After such payments shall have been made in full to the holders of the Series C Preferred Stock and the Series B Preferred Stock or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of the Series C Preferred Stock and the Series B Preferred Stock so as to be available for such payments, the holders of shares of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the greater of:

                        (1) $0.50 per share of the Series A Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series A Preferred Stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, or

                        (2) such amount per share of the Series A Preferred Stock as would have been payable had all shares of the Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of the Series A Preferred Stock to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

     If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts so distributable to them, then the entire remaining assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(ii).

                  (iii) After such payments shall have been made in full to the holders of the Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock ratably in proportion to the number of shares of Common Stock held by them.

                  (iv) Upon conversion of shares of Preferred Stock into shares of Common Stock pursuant to Section 2 below, the holders of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

                  (v) The amounts payable with respect to shares of Preferred Stock under this Subsection l(a) are sometimes hereinafter referred to as "Series C Liquidation Payments", "Series B Liquidation Payments" and "Series A Liquidation Payments", respectively, and together are sometimes hereinafter referred to as the "Liquidation Payments".

             (b)  Distributions Other than Cash.  Whenever the distributions
                  -----------------------------
provided for in this Section 1 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

             (c)  Merger as Liquidation, etc.  The merger or consolidation of
                  --------------------------
the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1 (i) with respect to the Series C Preferred Stock, unless the holders of at least two-thirds of the then outstanding shares of the Series C Preferred Stock elect to the contrary, (ii) with respect to the Series B Preferred Stock, unless the holders of at least eighty-five percent (85%) of the then outstanding shares of the Series B Preferred Stock elect to the contrary, and (iii) with respect to the Series A Preferred Stock, unless the holders of at least eighty percent (80%) of the then outstanding shares of the Series A Preferred Stock elect to the contrary, such election in each such case to be deemed made upon receipt of notice thereof by the Corporation at least three days before the effective date of such event. If such notice is given with respect to any series of Preferred Stock, the provisions of Subsection 2(h) shall apply to such series of Preferred Stock. Unless such election is made, any amounts received by the holders of the Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to such shares of Preferred Stock in the order of preference set forth in Subsection 1(a).

          (d)  Notice.  Notice of any proposed liquidation, dissolution or
               ------
winding up of the affairs of the Corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Subsection 1
(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be sent to the holders of record of the Preferred Stock not less than twenty (20) days prior to the payment date stated therein. Any holder of outstanding shares of Preferred Stock may waive any notice required by this Subsection by a written document specifically indicating such waiver.

     Section 2.  Conversion.  The holders of Preferred Stock shall have
     ---------   ----------
conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert; Conversion Price. Each share of Preferred Stock
               ----------------------------------
shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined in accordance with the following:

               (i) in the case of the Series C Preferred Stock, by dividing $3.15 by the Series C Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of the Series C Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series C Conversion Price") shall initially be $3.15 per share of Common Stock. Such initial Series C Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series C Preferred Stock is convertible, as hereinafter provided.

               (ii) in the case of the Series B Preferred Stock, by dividing $1.50 by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of the Series B Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series B Conversion Price") shall initially be $1.50 per share of Common Stock. Such initial Series B Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series B Preferred Stock is convertible, as hereinafter provided.

               (iii) in the case of the Series A Preferred Stock, by dividing $0.50 by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of the Series A Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series A Conversion Price") shall initially be $0.50 per shares of Common Stock. Such initial Series A Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

          (b)  Automatic Conversion.  Each share of Preferred Stock shall
               --------------------
automatically be converted into shares of Common Stock at the applicable Conversion Price for its series then in effect upon:

               (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than (1) in the case of the Series C Preferred Stock, $9.45, (2) in the case of the Series B Preferred Stock, $4.50, and (3) in the case of the Series A Preferred Stock, $2.50 (in each case as adjusted pursuant to Subsection 2(e)(vi) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than (1) $20,000,000 in the case of the Series C Preferred Stock and (2) $10,000,000 in the case of either the Series B Preferred Stock or the Series A Preferred Stock (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted that Preferred Stock until the closing of such offering); or

               (ii) (1) in the case of the Series C Preferred Stock, the written election of the holders of not less than two-thirds, (2) in the case of the Series B Preferred Stock, the written election of the holders of not less than eighty-five percent (85 %), and (3) in the case of the Series A Preferred Stock, the written election of the holders of not less than eighty percent (80%), of the then outstanding shares of the applicable series of Preferred Stock to require such mandatory conversion.

          (c)  Mechanics of Optional Conversions.  Before any holder of
               ---------------------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall send notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon the optional conversion of Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the applicable Conversion Price then in effect. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  Mechanics of Automatic Conversions.  Upon the occurrence of an
               ----------------------------------
event specified in Subsection 2(b), the affected Series of Preferred Stock shall be converted automatically without any further action by the holders of shares thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that all holders of shares of Preferred Stock being converted shall be sent notice of the occurrence of an event specified in Subsection 2(b) including the date such event occurred (the "Automatic Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. On the Automatic Conversion Date, all rights with respect to the Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of share of Common Stock into which such Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of the Preferred Stock, the holders of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred; together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon the automatic conversion of the Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the applicable Conversion Price then in effect.

          (e)  Adjustments to Conversion Price for Diluting Issues.
               ---------------------------------------------------

               (i)  Special Definitions.  For purposes of this Subsection 2(e),
                    -------------------
the following definitions shall apply:

                    (1)  "Option" shall mean rights, options or warrants to
                          ------
subscribe for, purchase or otherWise acquire either Common Stock or Convertible Securities.

                    (2)  "Original Issue Date" shall mean, with respect to each
                          -------------------
series of Preferred Stock, the first date on which a share of such series of Preferred Stock was issued.

                    (3)  "Convertible Securities" shall mean any evidences of
                          ----------------------
indebtedness, shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (4)  "Additional Shares of Common Stock" shall mean all
                          ---------------------------------
shares of Common Stock issued (or, pursuant to Subsection 2(e)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                         (A)  shares of Common Stock or Convertible Securities
issued or issuable upon exercise of Options outstanding on the Original Issue Date;

                         (B)  up to 1,200,000 shares of Common Stock issued or
issuable to officers or employees or directors of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock bonus arrangement (collectively, the "Plans") approved by the Board of Directors; and

                         (C)  shares of Common Stock issued or issuable upon
conversion of shares of Preferred Stock.

          (ii)  No Adjustment of Conversion Price.  Except as set forth in
                ---------------------------------
Subsection 2(e)(vi), no adjustment in the number of shares of Common Stock into which a series of Preferred Stock is convertible shall be made, by adjustment in the Conversion Price for such series of Preferred Stock in respect of the issuance of Additional Shares of Common Stock, unless the consideration per share for an Additional Share of Common Stock (determined pursuant to Subsection 2(e)(v)) issued or deemed to be issued by the Corporation is less than the Conversion Price for such series of Preferred Stock in effect on the date of, and immediately prior to, the issue of such Additional Share.

          (iii)  Issue of Securities Deemed Issue of Additional Shares of
                 --------------------------------------------------------
Common Stock.
------------

                 (1)  Options and Convertible Securities.  In the event the
                      ----------------------------------
Corporation at any time or from time to time after the applicable Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A)  no further adjustment in the Conversion Price of
any series of Preferred Stock adjusted as a result of such deemed issuance shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B)  if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be readjusted to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C)  upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be readjusted as if:

                              (I)  In the case of Convertible Securities or
Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II)  in the case of Options for Convertible
Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to

Subsection 2(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D)  no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price of any series of Preferred Stock to an amount which exceeds the lower of (i) the Conversion Price of such series of Preferred Stock immediately prior to the original adjustment for such deemed issuance, or (ii) the Conversion Price of such series of Preferred Stock that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment for such deemed issuance and such readjustment date;

                         (E)  in the case of any Options which expire by their
terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price of any series of Preferred Stock shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                         (F)  if such record date shall have been fixed and such
Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                    (2)  Stock Dividends, Stock Distributions and Subdivisions.
                         -----------------------------------------------------
In the event the Corporation at any time or from time to time after the applicable Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                         (A)  in the case of any such dividend or distribution,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                         (B)  in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

If such record date she have been fixed and no part of such dividend shall been paid on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business; on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Section 2(e)(iii) as of the time of actual payment of such dividend.

          (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares
               -----------------------------------------------------------------
of Common Stock.  In the event that at any time or from time to time after the
---------------
applicable Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(2), which event is dealt with in Subsection 2(e)(vi)(1)), without consideration or for a consideration per share less than the Conversion Price of any series of Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price of such series of Preferred Stock shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined in accordance with the following formula:


                             (P1) (Q1) + (P2) (Q2)
                    NCP =
                             _____________________
                                  Q1   +   Q2

     where:

          NCP       =         New Conversion Price of the affected series of
                              Preferred Stock.

          P(1)      =         Conversion Price for such series of Preferred
                              Stock in effect immediately prior to new issue.

          Q1        =         Number of shares of Common Stock outstanding, or
                              deemed to be outstanding as set forth below, immediately prior to such issue.

          P2        =         Weighted average price per share received by the
                              Corporation upon such issue.

          Q2        =         Number of shares of Common Stock issued, or deemed
                              to have been issued, in the subject transaction.

provided that for the purpose of this Subsection 2(e)(iv), all shares of Common
--------
Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 2(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding; and provided further, that the
                                             -------- --------
applicable Conversion Price shall not be so reduced at any time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.0l or more.

          (v)  Determination of Consideration.  For purposes of this Subsection
               ------------------------------
2(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (1)  Cash and Property:  Such consideration shall:
                    -----------------

                    (A) insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                    (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                    (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

               (2)  Options and Convertible Securities.  The consideration per
                    ----------------------------------
share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2(e)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         (vi)  Adjustment for Dividends, Distributions, Subdivisions,
               ------------------------------------------------------
Combinations or Consolidations of Common Stock.
----------------------------------------------

               (1)  Stock Dividends, Distributions or Subdivisions. In the event
                    ----------------------------------------------
the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price of each series of Preferred Stock in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

               (2)  Combinations or Consolidations.  In the event the
                    ------------------------------
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of each series of Preferred Stock in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (f)  Adjustments for Certain Dividends and Distributions.  In the
               ---------------------------------------------------
event that at any time or from time to time after the applicable Original Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

          (g)  Adjustment for Reclassification, Exchange, or Substitution.  In
               ----------------------------------------------------------
the event that at any time or from time to time after the applicable Original Issue Date, the Common Stock issuable upon the conversion of Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of any share or shares of Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (h)  Adjustment for Merger, Consolidation or Sale of Assets.  In the
               ------------------------------------------------------
event that at any time or from time to time after the applicable Original Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets, each share of Preferred Stock as to which such consolidation, merger or sale is not treated as a liquidation under Subsection l(c) shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Preferred Stock would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of Preferred Stock.

          (i)  No Impairment.  The Corporation shall not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the term to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

          (j)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price of any series of Preferred Stock pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of any such series of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth
(i) such adjustments and readjustments, (ii) the Conversion Price of such series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of such series of Preferred Stock.

          (k)  Notices of Record Date.  In the event of any taking by the
               ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall send notice to each holder of Preferred Stock at least ten (10) days prior to such record date specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

          (l)  Common Stock Reserved.  The Corporation shall reserve and keep
               ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Preferred Stock.

          (m)  Certain Taxes.  The Corporation shall pay any issue or transfer
               -------------
taxes payable in connection with the conversion of Preferred Stock, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Preferred Stock.

          (n)  Closing of Books.  The Corporation shall at no time close its
               ----------------
transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion or transfer of such Preferred Stock or Common Stock.

     Section 3.  Restrictions.
     ---------   ------------

          (a) At any time when shares of Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Preferred Stock are then convertible), voting collectively as a single class, the Corporation will not:

               (i) consent to any liquidation, dissolution or winding up of the Corporation or merge or consolidate with or into any other entity or entities;

               (ii) sell, abandon, transfer, lease or otherwise dispose of all or any substantially portion of its properties and other assets; or

               (iii) amend this Certificate of Incorporation or the Corporation's By-Laws.

          (b) At any time when shares of Series C Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least two-thirds of the then outstanding shares of the Series C Preferred Stock, the Corporation will not:

               (i) amend, alter or change the designation or any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series C Preferred Stock in a manner adverse to the interests of the holders of the Series C Preferred stock in any material respect;

               (ii) increase the authorized number of shares of Series C Preferred Stock;

               (iii) create or authorize the creation of any additional class or series of shares of stock unless such class or series ranks junior to the Series C Preferred Stock as to both dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series C Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or create or authorize any obligation or security convertible into shares of the Series C Preferred Stock or into shares of any other class or series of shares of stock unless the same ranks junior to the Series C Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, Whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise.

          (c) At any time when shares of Series B Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of the Series B Preferred Stock, the Corporation will not:

               (i) amend, alter or change the designation or any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series B Preferred Stock in a manner adverse to the interests of the holders of the Series B Preferred Stock in any material respect;

               (ii) increase the authorized number of shares of the Series B Preferred Stock;

               (iii) create or authorize the creation of any additional class or series of shares of stock unless such class or series ranks junior to the Series B Preferred Stock to both dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series B Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or create or authorize any obligation or security convertible into shares of the Series B Preferred Stock or into shares of any other class or series of shares of stock unless the same ranks junior to the Series B Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise.

               (d) At any time when shares of Series A Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least eighty percent (80%) of the then outstanding shares of the Series A Preferred Stock, the Corporation will not:

                    (i) amend, alter or change the designation or any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series A Preferred stock in a manner adverse to the interests of the holders of the Series A Preferred Stock in any material respect;

                    (ii) increase the authorized number of shares of the Series A Preferred Stock;

                    (iii) create or authorize the creation of any additional class or series of shares of stock unless such class or series ranks junior to the Series A Preferred Stock to both dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the

Corporation, or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or create or authorize any obligation or security convertible into shares of the Series A Preferred Stock or into shares of any other class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise.

     Section 4.  Voting Rights.  Except as otherwise required by law or
     ---------   -------------
hereinafter set forth, the holders of Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote, on the following basis:

               (a)  Holders of Common Stock shall have one vote per share; and

               (b) Holders of Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

     With respect to all questions as to which, under law, stockholders are required to vote by classes or series, each series of Preferred Stock shall vote separately as a single class and series apart from each other and from the Common Stock.

     Section 5.  Dividends.
     ---------   ---------

               (a) Dividends may be declared and paid on the Preferred Stock and the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors.

               (b) If, when and as dividends are declared and paid on shares of the Series B Preferred Stock, the Corporation shall declare and pay at the same time to each holder of the Series C Preferred Stock, a dividend at the same rate, based on the number of shares of Common Stock into which the Series C Preferred Stock and the Series B Preferred Stock are convertible on the record date for the determination of holders of the Series B Preferred Stock entitled to receive such dividend.

               (c) If, when and as dividends are declared and paid on shares of the Series A Preferred Stock, the Corporation shall declare and pay at the same time to each holder of the Series C Preferred Stock and the Series B Preferred Stock, a dividend at the same rate, based on the number of shares of Common Stock into which each series of Preferred Stock is convertible on the record date for the determination of holders of the Series A Preferred Stock entitled to receive such dividend.

               (d) If, when and as dividends are declared and paid on shares of Common Stock, the Corporation shall declare and pay at the same time to each holder of the

Preferred Stock, a dividend equal to the dividend which would have been payable to such holder if the shares of the Preferred Stock held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

     Section 6.  Redemption.
     ---------   ----------

               (a)  Series B Preferred Stock.
                    ------------------------

                    (i) In the event that the Corporation shall exercise its put option to sell shares of capital stock of Sequenom Instruments GmbH to Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank ("TBG") pursuant to that certain Kooperationsvertrag between the Corporation and TBG relating to the investment by the Corporation of DM 3 million in Sequenom Instruments GmbH, the Corporation shall, within 30 days after receipt of the proceeds of the sale of such shares to the TBG, send notice of such exercise (the "Series B Put Exercise Notice") to each holder of record of Series B Preferred Stock, specifying (A) the amount of proceeds so received from the TBG net of any expenses incurred in connection therewith (the "Series B Put Net Proceeds"), (B) the date (the "Series B Redemption Date") on which the Corporation will redeem shares of Series B Preferred Stock from electing holders of the Series B Preferred Stock in accordance with this Section 6, which Series B Redemption Date shall be not less than 45 days nor more than 90 days after the date of such notice (the "Series B Notice Date") and (C) each such holder's Series B Pro Rata Redemption Amount (as hereinafter defined).

                    (ii) Each holder of Series B Preferred Stock may elect to have the Corporation redeem from it on the Series B Redemption Date, to the extent the Corporation has funds legally available for such purpose, up to a number of shares of Series B Preferred Stock equal to such holder's Series B Pro Rata Redemption Amount (as hereinafter defined) at a redemption price of $1.50 per share. Such election may be made only by delivering to the Corporation within thirty (30) days after the Series B Notice Date (A) a written election signed by such holder specifying the number of shares of Series B Preferred Stock so to be redeemed (which number shall be not more than such holder's Series B Pro Rate Redemption Amount), and (B) certificates for the shares of Series B Preferred Stock so to be redeemed, together with stock powers therefor duly executed by such holder in blank.

                    (iii) For purposes of this Subsection 6(a), each holder of Series B Preferred Stock's "Series B Pro Rata Redemption Amount" shall be the greatest whole number represented by a fraction, the numerator or which is the product of the number of shares of Series B Preferred Stock held by such holder times the Series B Put Net Proceeds, and the denominator or which is the product of the total number of shares of Series B Preferred Stock issued and outstanding times $1.50.

                    (iv) On the Series B Redemption Date the Corporation shall redeem from the electing holders of Series B Preferred Stock the shares of Series B Preferred Stock as to which election notices have been properly sent, to the extent the Corporation has funds legally available for such purpose.

          (v) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on the Series B Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares in accordance with the manner of determining the Series B Pro Rata Redemption Amount set forth above. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

               (b)  Series C Preferred Stock.
                    ------------------------

          (i) In the event that (x) the Corporation shall use proceeds from the financing contemplated by the Series C Convertible Preferred Stock Purchase Agreement dated on or about May __, 1997 to acquire additional shares of the capital stock of Sequenom Instruments GmbH and in connection therewith shall acquire a put option to sell such shares of Sequenom Instruments GmbH to TBG, and (y) thereafter the Corporation shall exercise such put option, then the Corporation shall, within 30 days after receipt of the Proceeds of the sale of such shares to the TBG, send notice of such exercise (the "Series C Put Exercise Notice") to each holder of record of Series C Preferred Stock, specifying (A) the amount of proceeds so received from the TBG net of any expenses incurred in connection therewith (the "Series C Put Net Proceeds"), (B) the date (the "Series C Redemption Date") on which the Corporation will redeem shares of Series C Preferred Stock from electing holders of the Series C Preferred Stock in accordance with this Section 6, which Series C Redemption Date shall be not less than 45 days nor more than 90 days after the date of such notice (the "Series C Notice Date") and (C) each such holder's Series C Pro Rata Redemption Amount (as hereinafter defined).

          (ii) Each holder of Series C Preferred Stock may elect to have the Corporation redeem from it on the Series C Redemption Date, to the extent the Corporation has funds legally available for such purpose, up to a number of shares of Series C Preferred Stock equal to such holder's Series C Pro Rata Redemption Amount (as hereinafter defined) at a redemption price of $3.15 per share. Such election may be made only by delivering to the Corporation within thirty (30) days after the Series C Notice Date (A) a written election signed by such holder specifying the number of shares of Series C Preferred Stock so to be redeemed (which number shall be not more than such holder's Series C Pro Rata Redemption Amount), and (B) certificates for the shares of Series C Preferred Stock so to be redeemed, together with stock powers therefor duly executed by such holder in blank.

          (iii) For purposes of this Subsection 6(b), each holder of Series C Preferred Stock's "Series C Pro Rata Redemption Amount" shall be the greatest whole number represented by a fraction, the numerator or which is the product of the number of shares of Series C Preferred Stock held by such holder times the Series C Put Net Proceeds, and the denominator or which is the product of the total number of shares of Series C Preferred Stock issued and outstanding times $1.50.

          (iv) On the Series C Redemption Date the Corporation shall redeem from the electing holders of Series C Preferred Stock the shares of Series C Preferred Stock as to which election notices have been properly sent, to the extent the Corporation has funds legally available for such purpose.

          (v) If the funds of the Corporation legally available for redemption of shares of Series C Preferred Stock on the Series C Redemption Date are insufficient to redeem the total number of shares of Series C Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares in accordance with the manner of determining the Series C Pro Rata Redemption Amount set forth above. The shares of Series C Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

          (c) Concurrent Redemption of Series B Preferred Stock and Series C
              --------------------------------------------------------------
Preferred Stock.  If the Corporation shall become obligated under this Section 6
---------------
to redeem shares of both Series B Preferred Stock and Series C Preferred Stock at a time when the funds of the Corporation legally available for redemption of such shares on the Series B Redemption Date and the Series C Redemption Date would be insufficient to redeem the total number of shares of Series B Preferred Stock and Series C Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares of Series B Preferred Stock and Series C Preferred Stock ratably among the holders of such shares in accordance with the manner of determining their respective Series B Pro Rata Redemption Amount and Series C Pro Rata Redemption Amount set forth above. The shares of Series B Preferred Stock and Series C Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

     Section 7.  Residual Rights.  All rights accruing to the outstanding shares
     ---------   ---------------
of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

          Section 8.  Notices.  All notices required or permitted to be sent
          ---------   -------
pursuant to this Article Fourth shall be deemed sufficient if contained in a written instrument and delivered in person or duly sent by first-class mail postage prepaid (other than in the case of notices to non-U.S. residents) or by fax or DHL, Federal Express or other recognized express international courier service, addressed to the intended recipient at the recipient's address as it appears on the books of the Corporation.

                                  EXHIBIT 2.1
                                  -----------

                                Form of Warrant
                                ---------------

NEITHER THIS WARRANT NOR THE SHARES OF CAPITAL STOCK PURCHASABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND, ACCORDINGLY, NEITHER THIS WARRANT NOR SUCH SHARES MAY BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES OF CAPITAL STOCK PURCHASABLE HEREUNDER ARE SUBJECT TO THE TERMS AND PROVISIONS OF A VOTING AGREEMENT AMONG THE CORPORATION AND CERTAIN STOCKHOLDERS OF THE CORPORATION. THE CORPORATION SHALL FURNISH A COPY OF SUCH VOTING AGREEMENT TO ANY REGISTERED HOLDER OF THIS WARRANT OR SUCH SHARES OF CAPITAL STOCK UPON WRITTEN REQUEST AND WITHOUT CHARGE.


                                 SEQUENOM, INC.

                             STOCK PURCHASE WARRANT

                      Warrant to Purchase _____ Shares of
                      Series C Convertible Preferred Stock

                           Issued to ________________

                             Void after May __, 2004


     Sequenom, Inc., a Delaware corporation (the "Corporation"), hereby covenants and agrees with ____________ as follows:

1.  The Warrant.
    -----------

     1.01 For value received and subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Warrantholder") is entitled upon its surrender, with the subscription form annexed hereto duly executed, at the office of the Corporation at 11555 Sorrento Valley Road, Suite C, San Diego, California 92121, or at such other office as the Corporation shall notify the Warrantholder in writing, to purchase from the Corporation __________ fully paid and non-assessable shares of the Series C Convertible Preferred Stock, par value $.001 per share ("Series C Preferred Stock"), of the Corporation for $3.15 per share (the "Exercise Price"), subject to adjustment as set forth in Sections 2 and 4 hereof. This Warrant may be exercised in full or in part from time to time. As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Corporation shall issue and deliver to the Warrantholder a certificate or certificates for shares of Series C Preferred

Stock, in certificates of such denominations and in such name as the Warrantholder may specify, together with any other stock, securities or property that such holder may be entitled to receive pursuant hereto. This Warrant shall expire at the close of business on May 8, 2004, and shall be void thereafter. Upon and after the Automatic Conversion Effective Time (as defined in Section
4), the right to purchase Series C Preferred Stock granted herein shall terminate, and this Warrant shall represent the right to purchase shares of the Common Stock, par value $.001 per share, of the Corporation ("Common Stock") as provided in Section 4 hereof. The shares of Series C Preferred Stock, Common Stock or securities or other property purchasable upon exercise of this Warrant are sometimes referred to hereinafter as "Warrant Shares".

     1.02  Prior to the Automatic Conversion Effective Time (as defined in
Section 4), the Corporation shall at all times have authorized and reserved for purposes of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of its Series C Preferred Stock to provide for the exercise of such rights, and shall at all times have authorized and reserved a sufficient number of shares of its Common Stock for purposes of issue upon conversion of such shares of Series C Preferred Stock under the terms of the Charter (as defined in Subsection 2.05). From and after the Automatic Conversion Effective Time, the Corporation shall at all times have authorized and reserved for purposes of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of its Common Stock to provide for the exercise of such rights. Upon surrender for exercise, this Warrant shall be cancelled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date to the original Warrant representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

     1.03 This Warrant may be subdivided into one or more stock purchase warrants entitling the Warrantholder to purchase Warrant Shares in multiples of one or more whole shares, upon surrender of the Warrant by the Warrantholder for such purpose at the office of the Corporation.

     1.04 The Corporation shall maintain at its office (or at such other office or agency of the Corporation as it may from time to time designate in writing to the Warrantholder), a register containing the names and address of the holder of this Warrant. The registered holder of this Warrant shall be the person in whose name this Warrant is originally issued and registered, unless a subsequent holder shall have presented to the Corporation the Warrant, duly assigned to him, for inspection, and a written notice of his acquisition of the Warrant and designating in writing the address of such holder, in which case such subsequent holder of the Warrant shall become a subsequent registered holder, and a Warrantholder as defined herein. Any Warrantholder may change his address as shown on such register by written notice to the Corporation requesting such change. Any written notice required or permitted to be given to any Warrantholder shall be delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties) or fax or DHL, Federal Express or other internationally recognized express courier service, to such Warrantholder at his address as shown on such register.

     1.05 If any shares of Common Stock issuable hereunder upon and after the Corporation's initial public offering of Common Stock require listing on any domestic securities exchange, before such shares may be issued upon exercise of this Warrant, the Corporation shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly approved for listing on such domestic securities exchange.

2.  Adjustment Rights.
    -----------------

     The Exercise Price and the number of Warrant Shares purchasable hereunder are subject to adjustment, as follows:

     2.01 If the Corporation shall effect a subdivision or combination or consolidation of shares (whether by way of stock split, reverse stock split or otherwise) or other capital reorganization or reclassification of any class or series of the capital stock of the Corporation for which this Warrant is then exercisable, or the payment of a stock dividend or other distribution of stock with respect to any such class or series of capital stock, then the number of Warrant Shares purchasable hereunder and the Exercise Price shall be appropriately adjusted in such a manner as to entitle the Warrantholder to receive upon exercise of this Warrant, for the same aggregate consideration, the same total number, type, class and series of securities and other property as such Warrantholder would have received as a result of the event requiring the adjustment had such Warrantholder exercised this Warrant in full immediately prior to such event.

     2.02 If there shall occur any consolidation or merger of the Corporation or sale of all or substantially all of the Corporation's assets, then as a condition of such consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon exercise of this Warrant, such securities and other property as such Warrantholder would have received as a result of the event requiring the adjustment had such Warrantholder exercised this Warrant in full immediately prior to such event, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to the securities and other property thereafter deliverable upon the exercise hereof.

     2.03 Upon the occurrence of any event specified in Subsection 2.01 or Subsection 2.02, then, and in each such case, the Corporation shall give written notice thereof to the Warrantholder in accordance with Subsection 1.04, which notice shall state the adjustment in the Warrant Shares and the Exercise Price resulting from such event, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     2.04 In case at any time: (1) the Corporation shall pay any dividend or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of its Series C Preferred Stock or Common Stock or offer to all holders of its Series C Preferred Stock or Common Stock the right to subscribe for the purchase of any shares of capital stock or securities convertible into or exercisable for such shares of capital stock; (2) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation, or sale of all or substantially all of its assets; or (3) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; then, in any one or more of such cases, the Corporation shall give written notice thereof to the Warrantholder in accordance with Subsection 1.04, which notice shall state the date on which (a) the books of the Corporation shall close or a record date shall be fixed for determining the stockholders entitled to such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the record holders of Series C Preferred Stock or Common Stock shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Series C Preferred Stock or Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least fifteen (15) days prior to the action in question and not less than fifteen (15) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

     2.05 Antidilution rights applicable to the Series C Preferred Stock purchasable hereunder are set forth in the Corporation's Certificate of Incorporation, as amended through the date hereof, a true and complete copy of which has been furnished to Warrantholder (the "Charter"). The Corporation shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter and with any Certificate of Adjustment sent to the holders of Series C Preferred Stock in accordance with the Charter relating to any adjustment or readjustment of the Conversion Price of the Series C Preferred Stock.

3.  Payment of Exercise Price.  The Exercise Price may be paid at the
    -------------------------
Warrantholder's election either (i) by cash, certified or official bank check, or wire transfer of funds to an account designated by the Corporation, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Corporation shall issue Series C Preferred Stock or Common Stock as follows:

     (A) Prior to the Automatic Conversion Effective Time (as defined in Section
4), the Corporation shall issue Series C Preferred Stock in accordance with the following formula:


                 X   =   (Y)(A-B)/A

     Where:      X   =   the number of shares of Series C Preferred Stock to be issued to the Warrantholder

                 Y   =   the number of shares of Series C Preferred Stock requested to be exercised under this Warrant

                 A   =   the current fair market value of one (1) share of Series C Preferred Stock

                 B   =   the Exercise Price

     As used herein, the current fair market value of a share of Series C Preferred Stock shall mean the price per share which the Corporation could obtain from a willing buyer for shares of Series C Preferred Stock, as determined in good faith by the Corporation's Board of Directors, unless the Corporation shall become subject to a merger, acquisition or other consolidation pursuant to which the holders of Series C Preferred Stock receive securities and/or other property in exchange for their Series C Preferred Stock, in which case the fair market value of Series C Preferred Stock shall be deemed to be the value of the securities and other property received by the holders of the Corporation's Series C Preferred Stock per share of Series C Preferred Stock pursuant to such merger, acquisition or other consolidation.

     (B) Upon and after the Automatic Conversion Effective Time, the Corporation shall issue Common Stock in accordance with the following formula:

                 X   =   (Y)(A-B)/A

     Where:      X   =   the number of shares of Common Stock to be issued to the Warrantholder

                 Y   =   the number of shares of Common Stock requested to be exercised under this Warrant

                 A   =   the fair market value of one (1) share of Common Stock

                 B   =   the Exercise Price

     As issued herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

          (i) if the exercise is in connection with the Corporation's initial public offering of Common Stock, and if the Corporation's Registration Statement relating to such public offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

          (ii) if this Warrant is exercised after, and not in connection with, the Corporation's initial public offering of Common Stock and

               (a) if the Common Stock is traded on a national securities exchange or quoted on the Nasdaq Stock Market, the fair market value shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the Common Stock is being determined; or

               (b) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq Stock Market but is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices reported by the National Quotation Bureau (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the Common Stock is being determined;

          (iii) if at any time the Common Stock is not listed on any national securities exchange or quoted on the Nasdaq Stock Market or actively traded or in the over-the-counter market, the current fair market value of Common Stock shall be the price per share which the Corporation could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Corporation, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Corporation shall become subject to a merger, acquisition or other consolidation pursuant to which the holders of Common Stock receive securities and/or other property in exchange for their Common Stock, in which case the fair market value of Common Stock shall be deemed to be the value of the securities and other property received by the holders of the Corporation's Common Stock per share of Common Stock pursuant to such merger, acquisition or other consolidation.

     Upon partial exercise of this Warrant, the Corporation shall promptly issue an amended Warrant representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   Automatic Conversion of Series C Preferred Stock.  If at any time the
     ------------------------------------------------
issued and outstanding shares of the Corporation's Series C Preferred Stock shall be automatically converted into shares of Common Stock under the terms of the Charter, then upon and after the effective time of such automatic conversion of the Series C Preferred Stock (the "Automatic Conversion Effective Time"), the right to purchase Series C Preferred Stock granted herein shall terminate, and this Warrant shall represent the right to purchase a number of shares of Common Stock calculated as follows:

                 X   =   (Y)(Z)

     where:      X   =   the number of shares of Common Stock purchasable under this Warrant upon and after such
                         Automatic Conversion Effective Time

                 Y   =   the number of shares of Series C Preferred Stock purchasable under this Warrant immediately prior to such Automatic Conversion Effective Time

                 Z   =   the number of shares of Common Stock issuable upon conversion of each share of Series C
                         Preferred Stock immediately prior to such Automatic Conversion Effective Time and the Exercise Price per share of Common Stock shall be a price calculated as follows:

                 A   =   (B) (X) /Y

     where:      A   =   the Exercise Price per share of Common Stock upon and after such Automatic Conversion
                         Effective Time

                 B   =   the Exercise Price per share of Series C Preferred Stock immediately prior to such
                         Automatic Conversion Effective Time

                 X   =   the number of shares of Series C Preferred Stock purchasable under this Warrant immediately prior to such Automatic Conversion Effective Time

                 Y   =   the number of shares of Common Stock purchasable under this Warrant upon and after such
                         Automatic Conversion Effective Time

     Thereafter, the number of shares of Common Stock purchasable hereunder and the Exercise Price per share shall be subject to adjustment for the types of events described in Section 2 above that occur with respect to the Common Stock.

5.   Restrictions.  The Warrant Shares issuable u upon exercise of this Warrant
     ------------
are subject to the terms and provisions of a Voting Agreement among the Corporation and certain stockholders of the Corporation. The Corporation shall furnish a copy of such Voting Agreement to any registered holder of this Warrant or such Warrant Shares upon written request and without charge. Any certificate or certificates representing Warrant Shares issued upon exercise of this Warrant shall contain a legend to the foregoing effect.

6.   Miscellaneous.
     -------------

     6.01  No Rights as Stockholder.  This Warrant shall not entitle the
           ------------------------
Warrantholder to any voting rights or any other rights as a stockholder of the Corporation, but upon presentation of this Warrant with the subscription form annexed duly executed and the tender of payment of the Exercise Price at the office of the Corporation pursuant to the provisions of this Warrant, the Warrantholder shall forthwith be deemed a stockholder of the Corporation in respect of the shares of Series C Preferred Stock or Common Stock so subscribed and paid for.

     6.02  Governing Law.  This Warrant shall be governed by, and construed
           -------------
and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     6.03  Fractional Shares.  No fractional shares or scrip representing
           -----------------
fractional shares shall be issued upon exercise of this Warrant. If, upon exercise of this Warrant, the Warrantholder would, except for the provisions of this Subsection 6.03, be entitled to receive a fractional share of Series C Preferred Stock or Common Stock, then the Corporation shall pay the exercising Warrantholder in cash an amount equal to such fractional share multiplied by the fair market value (as reasonably determined by the Corporation's Board of Directors) of one share of Series C Preferred Stock or Common Stock, as the case may be.

     6.04  Headings.  The headings in the Warrant are inserted for convenience
           --------
of reference only and shall not affect the interpretation of this Warrant. Whenever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter.

     6.05  Substitution.  In case this Warrant shall be mutilated, lost, stolen
           ------------
or destroyed, the Corporation shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Corporation of the loss, theft, or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and an indemnity agreement reasonably satisfactory to the Corporation.

     6.06  Modification.  This Warrant and any term hereof may be changed,
           ------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is or may be sought.

     IN WITNESS WHEREOF, the Corporation has caused this Stock Purchase Warrant to be signed by its President thereunto duly authorized and its corporate seal to be hereunto affixed and attested by its Secretary.

Dated: ________________________          SEQUENOM,, INC

(Corporate Seal)

Attest:                                  By:___________________________
                                                  Its President

________________________________
Secretary

                           WARRANTHOLDER'S ACCEPTANCE
                           --------------------------

     The undersigned hereby accepts the foregoing warrant and agrees to the terms and conditions thereof.


                                       WARRANTHOLDER


                                       By:____________________________

                               SUBSCRIPTION FORM
                               -----------------

     The undersigned, the registered holder of the within Stock Purchase Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______ shares of Series C Convertible Preferred Stock, par value $.001 per share, of Sequenom, Inc., and herewith makes payment of $ ____________ therefor and requests that the certificates representing such shares be issued in the name of and delivered to ____________ and if such shares shall not include all of the shares issuable under this Warrant, that a new Warrant of like tenor and date be delivered to the undersigned for the shares not issued.


Dated:_______________________________  _______________________________
                                       Name of Registered Holder


                                       _______________________________
                                       Authorized Signature

                               FORM OF ASSIGNMENT
                               ------------------

     For value received the undersigned hereby sells, assigns and transfers unto ________________________, whose address is __________________________________, the within Stock Purchase Warrant with respect to _________ shares of Series C Convertible Preferred Stock purchasable thereby, and does hereby irrevocably constitute and appoint _______________ attorney to transfer the within Warrant on the books of Sequenom, Inc. with full power of substitution in the premises.


Dated:_________________________        _______________________________
                                       Name of Registered Holder

In the presence of:


_______________________________        _______________________________
                                       Authorized Signature

                                  EXHIBIT 4.1
                                  -----------

          Foreign Qualification; Certificate of Incorporation; By-Laws
          ------------------------------------------------------------

     The Corporation is qualified to do business in Massachusetts and California.

     Copies of the Certificate of Incorporation (not including the Certificate of Amendment contained in Exhibit 1) and By-Laws are attached hereto.

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 SEQUENOM, INC.

     FIRST:    The name of the corporation is Sequenom, Inc. (the
"Corporation").

     SECOND:   The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD:    The nature of the business or purposes to be conducted or
promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH:   The Corporation is authorized to issue one class of shares to be designated "Common Stock". The number of shares of Common Stock authorized to be issued is Fifteen Million (15,000,000). The Common Stock shall have a par value of $0.001 per share, and the aggregate par value of all shares of Common Stock shall be $15,000.

     FIFTH:    The Corporation is to have perpetual existence.

     SIXTH:    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the corporation.

     SEVENTH: The number of directors which constitute the entire Board of Directors of the Corporation shall be as specified in the Bylaws of the Corporation.

     EIGHTH:   To the fullest extent permitted by the Delaware General
Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment nor repeal of this Article Eighth, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article Eighth, shall eliminate or reduce the effect of this Article Eighth in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Eighth, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

     NINTH:    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: February  14, 1994                 /s/ Joe C. Sorenson
                                          -------------------
                                          Joe C. Sorenson
                                          Incorporator

                                          525 University Avenue
                                          14th Floor
                                          Palo Alto, California 94301

                                      2.

                                 SEQUENOM, INC.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

          Sequenom, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

          FIRST: That the Board of Directors of Sequenom, Inc., by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and authorizing the officers of said corporation to solicit the approval of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing Article FOURTH thereof so that, as amended said Article shall be and read as follows:

          "The Corporation is authorized to issue one class of shares to be designated "Common Stock." The number of shares of Common Stock authorized to be issued is Two Million One Hundred Thousand (2,100,000). The Common Stock shall have a value of $0.001 per share, and the aggregate par value of all shares of Common Stock shall be $2,100. Upon the amendment of this article to read as herein set forth, each ten (10) outstanding shares of Common Stock shall be combined and converted into one (1) share."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, the written consents of the stockholders of said corporation were solicited pursuant to authority to act without a meeting in accordance With
Section 228(a) of the General Corporation Law of

Delaware and Section 2.11 of the bylaws of said corporation; and that the stockholders unanimously consented to the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said Sequenom, Inc. has caused this certificate to be signed by Nola E. Masterson, its President, and attested by Robert E. Patterson, its Secretary, this 23rd day of May, 1994.

                                      BY: /s/ Nola Masterson
                                          ------------------
                                          Nola E. Masterson,
President

ATTEST:


By: /s/ Robert Patterson
    --------------------
    Robert E. Patterson, Secretary

                                      2.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                               OF SEQUENOM, INC.

     Sequenom, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation by unanimous written consent duly adopted resolutions proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

                    RESOLVED:  That the Board of Directors of this Corporation recommends and deems it advisable that the
                               Certificate of Incorporation of this Corporation, as heretofore amended, be further amended by deleting Article FOURTH thereof and substituting for said Article FOURTH the new Article FOURTH set forth on Exhibit A attached hereto; and
                                            ---------

                    RESOLVED:  That the aforesaid proposed amendment be
                               submitted to the stockholders of the Corporation for their consideration; and

                    RESOLVED:  That following the approval by the stockholders of the aforesaid amendment as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the aforesaid amendment in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give effect to the aforesaid amendment or otherwise to carry out the purposes of the foregoing Resolutions.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sequenom, Inc. has caused this certificate to be signed by Russell D. Hays, its President, and attested by Robert E. Patterson, its Secretary, this 7th day of March, 1995.

ATTEST:                            SEQUENOM, INC.



By:  /s/ illegible                 By:  /s/ illegible
     ---------------                    ---------------
     Secretary                          President

                                   EXHIBIT A
                                   ---------

FOURTH:  The total number of shares of all classes of stock which the
------
Corporation has authority to issue is 4,399,000 shares, consisting of 2,301,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), and 2,098,000 shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), amounting to an aggregate par value of $4,399.

     The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the Corporation shall be as follows:

     Section 1.  Liquidation Rights.
     ---------   ------------------

          (a) Treatment at Liquidation, Dissolution or Winding Up.  In the event
              ---------------------------------------------------
of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of each share of the Series A Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the greater of:

               (i) $0.50 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series A Preferred Stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, .dissolution or winding up, or

               (ii) such amount per share of Series A Preferred Stock as would have been payable had all shares of Series A Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of Series A Preferred Stock to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

     If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts distributable to them under this Subsection 1(a), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     After such payments shall have been made in full to the holders of the Series A Preferred Stock or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series A Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock ratably in proportion to the number of shares of Common Stock held by them.

     Upon conversion of shares of Series A Preferred Stock into shares of Common Stock pursuant to Section 2 below, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

     The amounts payable with respect to shares of Series A Preferred Stock under this Section 1 are sometimes hereinafter referred to as "Liquidation Payments."

          (b) Distributions Other than Cash.  Whenever the distribution provided
              -----------------------------
for in this Section 1 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          (c) Merger as Liquidation, etc.  The merger or consolidation of the
              --------------------------
Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1 unless the holders of at least eighty percent (80%) of the then outstanding shares of Series A Preferred Stock elect to the contrary by giving written notice thereof to the Corporation at least three days before the effective date of such event. If such notice is given, the provisions of Subsection 2(h) shall apply. Any amounts received by the holders of Series A Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to such shares of Series A Preferred Stock unless such election is made

          (d) Notice.  Written notice of any proposed liquidation, dissolution
              ------
or winding up of the affairs of the Corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Subsection l(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by first class mail, postage prepaid, or by telex to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     Section 2.  Conversion.  The holders of the Series A Preferred Stock shall
     ---------   ----------
have conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert; Conversion Price.  Each share of Series A
              ----------------------------------
Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $0.50 by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder of Series A Preferred Stock (the "Conversion Price") shall initially be $0.50 per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

          (b) Automatic Conversion.  Each share of Series A Preferred Stock
              --------------------
shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon:

               (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an initial public offering price per share not less than $2.50 (as adjusted pursuant to Subsection 2(e)(vi) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $10,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted that Series A Preferred Stock until the closing of such offering); or

               (ii) the written election of the holders of not less than eighty percent (80%) of the then outstanding shares of Series A Preferred Stock to require such mandatory conversion.

          (c) Mechanics of Mandatory Conversions.  Upon the occurrence of an
              ----------------------------------
event specified in Subsection 2(b), the Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that all holders of shares of Series A Preferred Stock shall be given written notice of the occurrence of an event specified in Subsection 2(b) including the date such event occurred (the "Mandatory Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Series A Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of the Series A Preferred Stock, the holders of such Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument, or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Series A Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon the mandatory conversion of the Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (d) Mechanics of Optional Conversions.  Before any holder of Series A
              ---------------------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Series A Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon the optional conversion of the Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Series A Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (e) Adjustments to Conversion Price for Diluting Issues.
              ---------------------------------------------------

               (i) Special Definitions.  For purposes of this Subsection 2(e),
                   -------------------
     the following definitions shall apply:

                    (1) "Option" shall mean rights, options or warrants to
                         ------
          subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                    (2) "Original Issue Date" shall mean the first date on which
                         -------------------
          a share of Series A Preferred Stock was issued.

                    (3) "Convertible Securities" shall mean any evidences of
                         ----------------------
          indebtedness, shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (4) "Additional Shares of Common Stock" shall mean all
                         ---------------------------------
          shares of Common Stock issued (or, pursuant to Subsection 2(e)(iii), deemed to be issued) by the Corporation after the original Issue Date, other than:

                         (A) shares of Series A Preferred Stock issuable upon
               exercise of Options outstanding on the Original Issue Date;

                         (B) up to 200,000 shares of Series A Preferred Stock
               issuable upon exercise of Options which may be issued in connection with equipment lease financing provided to the Corporation by Comdisco, Inc. or its affiliates;

                         (C) shares of Common Stock issued or issuable upon
               conversion of shares of Series A Preferred Stock;

                         (D) shares of Common Stock issued or issuable to
               officers or employees or directors of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock bonus arrangement (collectively, the "Plans") approved by the Board of Directors; and

                         (E) shares of Common Stock issued as a dividend or
               distribution on Series A Preferred Stock.

               (ii) No Adjustment of Conversion Price.  Except as set forth in
                    ---------------------------------
     Subsection 2(e)(vi), no adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made, by adjustment in the Conversion Price in respect of the issuance of Additional Shares of Common Stock, unless the consideration per share for an Additional Share of Common Stock (determined pursuant to Subsection 2(e)(v)) issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

               (iii)  Issue of Securities Deemed Issue of Additional Shares of
                      --------------------------------------------------------
     Common Stock.
     ------------

                    (1) Options and Convertible Securities.  In the event the
                        ----------------------------------
          Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
               be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
               terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
               rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (I) In the case of Convertible Securities or
                    Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II) in the case of Options for Convertible
                    Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Subsection 2(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
               shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                         (E) in the case of any Options which expire by their
               terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause
               (C) above; and

                         (F) if such record date shall have been fixed and such
               Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                    (2) Stock Dividends, Stock Distributions and Subdivisions.
                        -----------------------------------------------------
          In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                         (A) in the case of any such dividend or distribution,
               immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                         (B) in the case of any such subdivision, at the close
               of business on the date immediately prior to the date upon which such corporate action becomes effective.

                    If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 2(e)(iii) as of the time of actual payment of such dividend.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional
                    ----------------------------------------------------------
     Shares of Common Stock.  In the event that at any time or from time to time
     ----------------------
     after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(2), which event is dealt with in Subsection 2(e)(vi)(1)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined in accordance with the following formula:

                       (P1) (Ql) + (P2) (Q2)
               NPC =  ______________________
                          Q1     +     Q2
     where:

          NPC =   New Conversion Price.

          P1 = Conversion Price of Series A Preferred Stock in effect immediately prior to new issue.

          Q1 = Number of shares of Common Stock outstanding, or deemed to be outstanding as set forth below, immediately prior to such issue.

          P2 Weighted average price per share received by the Corporation upon such issue.

          Q2 Number of shares of Common Stock issued, or deemed to have been issued, in the subject transaction.

     provided that for the purpose of this Subsection 2(e)(iv), all shares of
     -------------
     Common Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 2(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding; and provided further, that the applicable Conversion Price shall not be so
     ----------------
     reduced at any time if the amount of such reduction would be an amount less than $.0l, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.0l or more.

               (v) Determination of Consideration.  For purposes of this
                   ------------------------------
     Subsection 2(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (1) Cash and Property: Such consideration shall:
                             -----------------

                         (A) insofar as it consists of cash, be computed at the
               aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (B) insofar as it consists of property other than cash,
               be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (C) in the event Additional Shares of Common Stock are
               issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                    (2) Options and Convertible Securities.  The consideration
                        ----------------------------------
          per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2(e)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such

          Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) Adjustment for Dividends, Distributions, Subdivisions,
                    ------------------------------------------------------
     Combinations or Consolidations of Common Stock.
     ----------------------------------------------

                    (1) Stock Dividends, Distributions or Subdivisions.  In the
                        ----------------------------------------------
          event the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

                    (2) Combinations or Consolidations.  In the event the
                        ------------------------------
          outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (f) Adjustments for Certain Dividends and Distributions.  In the event
              ---------------------------------------------------
that at any time or from time to time after the original Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

          (g) Adjustment for Reclassification, Exchange, or Substitution.  In
              ----------------------------------------------------------
the event that at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (h) Adjustment for Merger, Consolidation or Sale of Assets.  In the
              ------------------------------------------------------
event that at any time or from time to time after the Original Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 1(c)), each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

          (i) No Impairment.  The Corporation shall not, by amendment of its
              -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

          (j) Certificate as to Adjustments.  Upon the occurrence of each
              -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Series A Preferred Stock.

          (k) Notices of Record Date.  In the event of any taking by the
              ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

          (1) Common Stock Reserved.  The Corporation shall reserve and keep
              ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common

Stock as shall from time to time be sufficient to effect conversion of the Series A Preferred Stock.

          (m) Certain Taxes.  The Corporation shall pay any issue or transfer
              -------------
taxes payable in connection with the conversion of the Series A Preferred Stock, provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Series A Preferred Stock.

          (n) Closing of Books.  The Corporation shall at no time close its
              ----------------
transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion or transfer of such Series A Preferred Stock or Common Stock.

     Section 3.  Voting Rights.  Except as otherwise required by law or
     ---------   -------------
hereinafter set forth, the holders of Series A Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote, on the following basis:

               (a) Holders of Common Stock shall have one vote per share; and

               (b) Holders of Series A Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Series A Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

     With respect to all questions as to which, under law, stockholders are required to vote by classes, the Series A Preferred Stock shall vote together as a single class separately from the Common Stock.

     Section 4.  Dividends.  Dividends may be declared and paid on Common Stock
     ---------   ---------
and Series A Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation. If, when and as dividends are declared and paid on shares of Common Stock, the Corporation shall declare and pay at the same time to each holder of Series A Preferred Stock, a dividend equal to the dividend which would have been payable to such holder if the shares of Series A Preferred Stock held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

     Section 5.  No Reissuance of Preferred Stock.  No share or shares of Series
     ---------   --------------------------------
A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

     Section 6.  Residual Rights.  All rights accruing to the outstanding shares
     ---------   ---------------
of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                               OF SEQUENOM, INC.

     Sequenom, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of said corporation resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

                    RESOLVED:  That the Board of Directors of this Corporation recommends and deems it advisable that the
                               Certificate of Incorporation of this Corporation, as heretofore amended, be further amended by deleting Article FOURTH thereof and substituting for said Article FOURTH the new Article FOURTH set forth on Exhibit A attached hereto; and
                                            ---------

                    RESOLVED:  That the aforesaid proposed amendment be
                               submitted to the stockholders of the Corporation for their consideration; and

                    RESOLVED:  That following the approval by the stockholders of the aforesaid amendment as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the aforesaid amendment in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give affect to the aforesaid amendment or otherwise to carry out the purposes of the foregoing Resolutions.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of section 228 of the General Corporation Law of the state of Delaware, and written notice of the adoption of the amendments has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sequenom, Inc. has caused this certificate to be signed by Randall R. Lunn, its President, and attested by David R. Pierson, its Secretary, this 22nd, day of December, 1995.

ATTEST:                                   SEQUENOM, INC.



By: /s/ illegible                         By: /s/ illegible
    ---------------                           ---------------
    Secretary                                 President

                                   EXHIBIT A
                                   ---------


FOURTH:  The total number of shares of all classes of
------
stock which the Corporation has authority to issue is 10,753,366 shares, consisting of 5,726,700 shares of Common Stock, par value $.001 per share (the "Common Stock"), 1,650, 000 shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), and 3,376,666 shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock", and, together with the Series A Preferred Stock, the "Preferred Stock"), amounting to an aggregate par value of $10,753.37.

     The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the Corporation shall be as follows:

     Section 1.  Liquidation Rights.
     ---------   ------------------

          (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of each share of the Series B Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the greater of:

               (i) $1.50 per share of series B Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up, or

               (ii) such amount per share of Series B Preferred Stock as would have been payable had all shares of Series B Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each shares of Series B Preferred Stock to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up.

     If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series B Preferred Stock of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     After such payments shall have been made in full to the holders of the Series B Preferred Stock or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series B Preferred Stock so as to be available for such payments, the holders of each share of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the greater of:

               (i) $0.50 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series A Preferred Stock) plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, or

               (ii) such amount par share of Series A Preferred Stock as would have been payable had all shares of Series A Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of Series A Preferred Stock to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

     If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts so distributable to them, then the entire remaining assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

     After such payments shall have been made in full to the holders of the Series B Preferred Stock and to the holders of the Series A Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock ratably in proportion to the number of shares of Common Stock held by them.

     Upon conversion of shares of Series B Preferred Stock or Series A Preferred Stock into shares of Common Stock pursuant to Section 2 below, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

     The amounts payable with respect to shares of Series B Preferred Stock and Series A Preferred Stock under this Section l(a) are sometimes hereinafter referred to as "Series B Liquidation Payments" and "Series A Liquidation Payments," respectively, and together are sometimes hereinafter referred to as the "Liquidation Payments."

          (b) Distributions Other than Cash.  Whenever the distributions
              -----------------------------
provided for in this Section 1 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          (c) Merger as Liquidation, etc.  The merger or consolidation of the
              --------------------------
Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1 with respect to the Series B Preferred Stock unless the holders of at least eighty-five percent (85%) of the then outstanding shares of the Series B Preferred Stock elect to the contrary, and with respect to the Series A Preferred Stock unless the holders of at least eighty percent (80%) of the then outstanding shares of the Series A Preferred Stock elect to the contrary, such election in either case to be made by giving written notice thereof to the Corporation at least three days before the effective date of such event. If such notice is given with respect to the Series B Preferred Stock or the Series A Preferred Stock, the provisions of Subsection 2(h) shall apply to such Series B Preferred Stock or Series A Preferred Stock, as the case may be. Unless such election is made, any amounts received by the holders of the Series B Preferred Stock and the Series A Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to such shares of Series B Preferred Stock and Series A Preferred Stock, respectively, in the order of preference set forth in Section 1.

          (d) Notice.  Written notice of any proposed liquidation, dissolution
              ------
or winding up of the affairs of the Corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Subsection l(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by first class mail, postage prepaid, or by telex to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock and the Series A Preferred Stock, such notice to be addressed to each such holder at its address an shown by the records of the Corporation.

     Section 2.  Conversion.  The holders of Preferred Stock shall have
     ---------   ----------
conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert; Conversion Price.  Each share of Preferred Stock
              ----------------------------------
shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the data of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined in accordance with the following:

               (i) in the case of the Series B Preferred Stock, by dividing $1.50 by the Series B Conversion Price determined as hereinafter provided, in affect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series B Conversion Price") shall initially be $1.50 per share of Common Stock. Such initial Series B Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series B Preferred Stock in convertible, as hereinafter provided.

               (ii) in the case of the Series A Preferred Stock, by dividing $0.50 by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series A Conversion Price") shall initially be $0.50 per share of Common Stock. Such initial Series A Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

          (b) Automatic Conversion.  Each share of Series B Preferred Stock
              --------------------
shall automatically be converted into shares of Common Stock at the applicable Series B conversion Price then in effect upon:

               (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, an amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than $4.50 (an adjusted pursuant to Subsection 2 (e) (vi) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $10,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series B Preferred Stock shall not be deemed to have converted that Series B Preferred Stock until the closing of such offering); or

               (ii) the written election of the holders of not less than eighty-five percent (85%) of the then outstanding shares of the Series B Preferred Stock to require such mandatory conversion.

     Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series A Conversion Price then in effect upon:

               (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than $2.50 (as adjusted pursuant to Subsection 2 (e) (vi) , hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not lose than $10,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted that Series A Preferred Stock until the closing of such offering); or

               (ii) the written election of the holders of not less than eighty percent (80%) of the then outstanding shares of the Series A Preferred Stock to require such mandatory conversion.

          (c) Mechanics of Automatic Conversions.  Upon the occurrence of an
              ----------------------------------
event specified in Subsection 2(b), the Series B Preferred Stock or the Series A Preferred Stock, as applicable, or both, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that all holders of shares of Preferred Stock being converted shall be given written notice of the occurrence of an event specified in Subsection 2(b) including the date such event occurred (the "Mandatory Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. On the Mandatory Conversion Date, all rights with respect to the Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of the Preferred Stock, the holders of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon the mandatory conversion of the Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the applicable Conversion Price then in effect.

          (d) Mechanics of Optional Conversions.  Before any holder of Preferred
              ---------------------------------
Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Preferred Stock so converted shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon the optional conversion of Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the applicable Conversion Price then in effect. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (e)  Adjustments to Conversion Price for Diluting Issues.
               ---------------------------------------------------

               (i)   Special Definitions.  For purposes of this Subsection 2(e),
                     -------------------
     the following definitions shall apply:

                    (1) "Option" shall mean rights, options or warrants to
                         ------
          subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                    (2) "Original Issue Date" shall mean, with respect to the
                         -------------------
          Series A Preferred Stock, the first date on which a share of Series A Preferred Stock was issued, and shall mean, with respect to the Series B Preferred Stock, the first of such Additional Share.

               (iii) Issue of Securities Deemed Issue of Additional Shares
                     -----------------------------------------------------
     of Common Stock.
     ---------------

                     (1) Options and Convertible Securities.  In the event the
                         ----------------------------------
          Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as act forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and

          Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Series B Conversion
               Price or the Series A Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
               terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series B Conversion Price and the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
               rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series B Conversion Price and the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (I) In the case of Convertible Securities or
                    Options for common stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II) in the case of Options for Convertible
                    Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Subsection 2 (e) (v)) upon the issue of the Convertible securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
               shall have the effect of increasing the Series B Conversion Price or the Series A Conversion Price to an amount which exceeds the lower of (i) the respective Conversion Price on the original adjustment date, or (ii) the respective Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                         (E) in the case of any Options which expire by their
               terms not more than 30 days after the date of issue thereof, no adjustment of the Series B Conversion Price or the Series A Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                         (F) if such record date shall have been fixed and such-
               Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series B Conversion Price and the Series A Conversion Price which became effective on such record date shall be cancelled as of the close of business an such record date, and thereafter the respective Conversion Prices shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                    (2) Stock Dividends, Stock Distribution and Subdivisions.
                        ----------------------------------------------------
          In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                         (A) in the case of any such dividend or distribution,
               immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                         (B) in the case of any such subdivision, at the close
               of business on the date immediately prior to the date upon which such. corporate action becomes effective.

                         If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made in the Series B Conversion Price and the Series A Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the respective Conversion Prices shall be adjusted pursuant to this Section 2 (e) (iii) as of the time of actual payment of such dividend.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional
                    ----------------------------------------------------------
     Shares of Common Stock.  In the event that at any time or from time to time
     ----------------------
     after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2 (e) (iii) (1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e) (iii) (2), which event is dealt with in subsection 2 (e)
     (vi) (1), without consideration or for a consideration per share less than the applicable Series B Conversion Price or Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series B Conversion Price or Series A Conversion Price, as the case may be, shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined in accordance with the following formula:

                              (P1)  (Ql)  +  (P2)  (Q2)
                 NPC =        _________________________
                                  Q1      +      Q2
     where:

          NCP    =       New Series B Conversion Price or Series A Conversion
                         Price, as applicable.

          P1     =       Series B Conversion Price or Series A Conversion Price,
                         an applicable, in affect immediately prior to new
                         issue.

          Ql     =       Number of shares of Common Stock outstanding, or deemed
                         to be outstanding as set forth below, immediately prior
                         to such issue.

          P2     =       Weighted average price per share received by the
                         Corporation upon such issue.

          Q2     =       Number of shares of Common Stock issued, or deemed to
                         have been issued, in the subject transaction.

     provided that for the purpose of this Subsection 2 (e) (iv), all shares of
     --------
     Common Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 2 (e) (iii), such Additional Shares of Common Stock shall be deemed to be outstanding; and provided further, that the
                                            -------- -------
     applicable Conversion Price shall not be so reduced at any time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.0l or more.

               (v) Determination of Consideration.  For purposes of this
                   ------------------------------
     Subsection 2(e), the consideration received by the Corporation for the issue of any Additional Shares of Common stock shall be computed as follows:

                         (1) Cash and Property.  Such consideration shall:
                             -----------------

                             (A) insofar as it consists of cash; be computed at
               the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                             (B) insofar as it consists of property other than
               cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                             (C) in the event Additional Shares of Common Stock
               are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                    (2) Options and Convertible Securities.  The consideration
                        ----------------------------------
          per share received by the Corporation for Additional shares of Common Stock deemed to have been issued pursuant to Subsection 2 (e) (iii)
          (1) , relating to Options and Convertible securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) Adjustment for Dividends, Distributions, Subdivisions,
                    ------------------------------------------------------
     Combinations or Consolidations of Common Stock.
     ----------------------------------------------

                    (1) Stock Dividends, Distributions or Subdivisions.  In the
                        ----------------------------------------------
          event the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Series B Conversion Price and the Series A Conversion Price in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

                    (2) Combinations or Consolidations.  In the event the
                        ------------------------------
          outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series B Conversion Price and the Series A Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (f) Adjustments for Certain Dividends and Distributions.  In the event
              ---------------------------------------------------
that at any time or from time to time after the Original Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock an the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

          (g) Adjustment for Reclassification, Exchange, or Substitution.  In
              ----------------------------------------------------------
the event that at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of any share or shares of Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (h) Adjustment for Merger, Consolidation or Sale of Assets.  In the
              ------------------------------------------------------
event that at any time or from time to time after the Original Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets, each share of Preferred Stock as to which such consolidation, merger or sale is not treated as a liquidation under Subsection l(c) shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Preferred Stock would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly an reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of Preferred Stock.

          (i) No Impairment.  The corporation shall not, by amendment of its
              -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

          (j) Certificate as to Adjustment.  Upon the occurrence of each
              ----------------------------
adjustment or readjustment of the Series B Conversion Price or the Series A Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Preferred Stock.

          (k) Notices of Record Date.  In the event of any taking by the
              ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

          (1) Common Stock Reserved.  The Corporation shall reserve and keep
              ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to affect conversion of the Preferred Stock.

          (m) Certain Taxes.  The Corporation shall pay any issue or transfer
              -------------
taxes payable in connection with this conversion of Preferred Stock, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Preferred Stock.

          (n) Closing of Books.  The Corporation shall at no time close its
              ----------------
transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion or transfer of such Preferred Stock or Common Stock.

     Section 3.  Restrictions.
     ---------   ------------

          (a) At any time when shares of Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Preferred Stock are then convertible), voting collectively as a single class, the Corporation will not:

               (i) consent to any liquidation, dissolution or winding up of the Corporation or merge or consolidate with or into any other entity or entities;

               (ii) sell, abandon, transfer, lease or otherwise dispose of all or any substantially portion of its properties and other assets; or

               (iii) amend this Certificate of Incorporation or the Corporation's By-Laws.

          (b) At any time when shares of Series B Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series B Convertible Preferred Stock, the Corporation will not:

               (i) amend, alter or change the designation or any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series B Convertible Preferred Stock in a manner adverse to the interests of the holders of the Series B Convertible Preferred Stock in any material respect;

               (ii) increase the authorized number of shares of Series B Preferred Stock;

               (iii) create or authorize the creation of any additional series of shares of stock unless such series ranks junior to the Series B Convertible Preferred Stock as to both dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or create or authorize any obligation or security convertible into shares of Series B Convertible Preferred Stock or into shares of any other class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise;

          (c) At any time when shares of Series A Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of the Corporation in required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series A Convertible Preferred Stock, the Corporation will not:

               (i) amend, alter or change the designation or any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series A Convertible Preferred Stock in a manner adverse to the interests of the holders of the Series A Convertible Preferred Stock in any material respect;

               (ii) increase the authorized number of shares of Series A Preferred Stock;

               (iii) create or authorize the creation of any additional series of shares of stock unless such series ranks junior to the Series A Convertible Preferred Stock as to both dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the corporation, or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution, winding up or insolvency of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise.

     Section 4.  Voting Rights.  Except as otherwise required by law or
                 -------------
hereinafter set forth, the holders of Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote, on the following basis:

          (a) Holders of Common Stock shall have one vote per share; and

          (b) Holders of Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or an the date of any written consent.

     With respect to all questions as to which, under law, stockholders are required to vote by classes, each of the Series A Preferred Stock and Series B Preferred Stock shall vote separately as a single class apart from each other and from the Common Stock.

     Section 5.  Dividends.
     ---------   ---------

          (a) The holders of Series B Preferred Stock shall be entitled to receive, from funds legally available therefor, a noncumulative dividend at the rate of $.05 per share per annum, payable when and as declared by the Board of Directors. No dividends shall be declared or paid to the holders of Series A Preferred Stock or Common Stock unless the holders of Series B Preferred Stock have been paid in full all of the dividends to which they are entitled, nor shall any dividends be declared or paid to the holders of Series A Preferred Stock or Common Stock at a rate greater than the rate paid to the holders of Series B Preferred Stock.

          (b) Subject to Subsection 5(a), dividends may be declared and paid on Series A Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation. If, when and as dividends are declared and paid on shares of Series A Preferred Stock, the Corporation shall, after making payment in full to the holders of Series B Preferred Stock the amounts to which they are entitled pursuant to Subsection 5(a), declare and pay at the same time to each holder of Series B Preferred Stock, a dividend at the same rate, based on the number of shares of Common Stock into which the Series B Preferred Stock and the Series A Preferred Stock are convertible on the record date for the determination of holders of Series A Preferred Stock entitled to receive such dividend.

          (c) Subject to Subsection 5(a), dividends may be declared and paid an Common Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation. If, when and as dividends are declared and paid on shares of Common Stock, the Corporation shall, after making payment in full to the holders of Series B Preferred Stock the amounts to which they are entitled pursuant to Subsection 5(a), declare and pay at the same time to each holder of Preferred Stock, a dividend equal to the dividend which would have been payable to such holder if the shares of Preferred Stock held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

     Section 6.  Redemption.
     ---------   ----------

          (a) In the event that the Corporation shall exercise its put option to sell shares of capital stock of Sequenom Instruments GmbH to Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Auesgleichsbank ("TBG") pursuant to that certain Kooperationsvertrag between the Corporation and TBG relating to the investment by the Corporation of DM 3 million in Sequenom Instruments GmbH, the Corporation shall, within 30 days after receipt of the proceeds of the sale of such shares to the TBG, send notice of such exercise (the "Put Exercise Notice") by first class mail, postage prepaid, to each holder of record of the Series B Preferred Stock at its address as it appears on the books of the Corporation, specifying (i) the amount of proceeds so received from the TBG net of any expenses incurred in connection therewith (the "Put Net Proceeds"), (ii) the date (the "Redemption Date") on which the Corporation will redeem shares of Series B Preferred Stock from electing holders of the Series B Preferred Stock in accordance with this Section 6, which Redemption Date shall be not less than 45 days nor more than 90 days after the date of such notice (the "Notice Date") and (iii) each such holder's Pro Rata Redemption Amount (as hereinafter defined).

          (b) Each holder of Series B Preferred Stock may elect to have the Corporation redeem from it on the Redemption Date, to the extent the Corporation has funds legally available for such purpose, up to a number of shares of Series B Preferred Stock equal to such holder's Pro Rata Redemption Amount (as hereinafter defined) at a redemption price of $1.50 per share. Such election may be made only by delivering to the Corporation within thirty (30) days after the Notice Date (i) a written election signed by such holder specifying the number of shares of Series B Preferred Stock so to be redeemed (which number shall be not more than such holder's Pro Rata Redemption Amount), and (ii) certificates for the shares of Series B Preferred Stock so to be redeemed, together with stock powers therefor duly executed by such holder in blank.

          (c) For purposes of this Section 6, each holder of Series B Preferred Stock's "Pro Rata Redemption Amount" shall be the greatest whole number represented by a fraction, the numerator or which is the product of the number of shares of Series B Preferred Stock held by such holder times the Put Net Proceeds, and the denominator or which is the product of the total number of shares of Series B Preferred Stock issued and outstanding times $1.50.

          (d) On the Redemption Date the Corporation shall redeem from the electing holders of Series B Preferred Stock the shares of Series B Preferred Stock as to which election notices have been properly given, to the extent the Corporation has funds legally available for such purpose.

          (e) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares in accordance with the manner of determining the "Pro Rata Redemption Amount" set forth above. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

     Section 7.  Residual Rights.  All rights accruing to the outstanding shares
     ---------   ---------------
of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                               OF SEQUENOM, INC.

     Sequenom, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of said corporation resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows;

     RESOLVED:  That the Board of Directors of this Corporation recommends and deems it advisable that the Certificate of Incorporation of this Corporation, as heretofore amended, be further amended by replacing the number "10,753,366" in the first paragraph of Article FOURTH thereof with the number "10,396,696," by replacing the number "3,376,666" in such first paragraph of Article FOURTH thereof with the number "3,019,996," and by replacing the number "$10,753.37" in such first paragraph of Article FOURTH thereof with the number "$10,396.696," so that such first paragraph reads as follows:

                         "The total number of shares of all classes of stock which the Corporation has authority to issue is 10,396,696 shares, consisting of 5,726,700 shares of Common Stock, par value $.001 per share (the "Common Stock"), 1,650,000 shares of Series A Convertible Preferred Stock, par value $.00l per share (the "Series A Preferred Stock"), and 3,019,996 shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock", and, together with the Series A Preferred Stock, the "Preferred Stock"), amounting to an aggregate par value of $10,396.696."

     RESOLVED:  That the Board of Directors of this Corporation recommends and deems it advisable that the Certificate of Incorporation of this Corporation, as heretofore amended, be further amended by replacing the number "700,000" in Section 2(e)(i)(4)(C) of Article FOURTH thereof with the number "1,000,000" so that such section reads an follows

                         (C) up to 1,000,000 shares of Common Stock issued or issuable to officers or employees or directors of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock bonus arrangement

                         (collectively, the "Plans") approved by the Board of Directors;"

     RESOLVED:  That the aforesaid proposed amendments be submitted to the stockholders of the Corporation for their consideration; and

     RESOLVED:  That following the approval by the stockholders of the aforesaid amendments as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the aforesaid amendments in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give effect to the aforesaid amendments or otherwise to carry out the purposes of the foregoing Resolutions.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sequenom, Inc. has caused this certificate to be signed by Fareed Kureshy, its President, and attested by John J. DiBello, its Assistant Secretary, this 18th day of November, 1996.



ATTEST:                                          SEQUENOM, INC.




By:  /s/ illegible                               By:  /s/ illegible
   ---------------------------                      ---------------------------
   Assistant Secretary                              President

                                    By-Laws
                                      of
                                Sequenom, Inc.

                                                                       Exhibit A
                                                                       ---------
                                    BY-LAWS
                                      OF
                                SEQUENOM, INC.

     Section 1.  CERTIFICATE OF INCORPORATION AND BY-LAWS

     1.1 These by-laws are subject to the certificate of incorporation of the corporation. In these by-laws, references to the certificate of incorporation and by-laws mean the provisions of the certificate of incorporation and the by-laws as are from time to time in effect.

     Section 2.  OFFICES

     2.1  Registered Office.  The registered office shall be in the City  of
          -----------------
Wilmington, County of New Castle, State of Delaware.

     2.2  Other Offices.  The corporation may also have offices at such other
          -------------
places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

     Section 3.  STOCKHOLDERS

     3.1  Location of Meetings.  All meetings of the stockholders shall be held
          --------------------
at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors. Any adjourned session of any meeting shall be held at the place designated in the vote of adjournment.

     3.2  Annual Meeting.  The annual meeting of stockholders shall be held at
          --------------
10:00 a.m. on the second Wednesday in May in each year, unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday, or at such other date and time as shall be designated from time to time by the board of directors, at which they shall elect a board of directors and transact such other business as may be required by law or these by-laws or as may properly come before the meeting.

     3.3  Special Meeting in Place of Annual Meeting.  If the election for
          ------------------------------------------
directors shall not be held on the day designated by these by-laws, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the annual meeting is omitted on the day herein provided therefor or if the election of directors shall not be held thereat, a special meeting of the stockholders may be held in place of such omitted meeting or election, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such case all references in these by-laws to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting. Any such special meeting shall be called and the purposes thereof shall be specified in the call, as provided in Section 3.4.

     3.4  Notice of Annual Meeting.  Written notice of the annual meeting
          ------------------------
stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. Such notice may specify the business to be transacted and actions to be taken at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

     3.5  Other Special Meetings.  Special meetings of the stockholders, for any
          ----------------------
purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of the holders of at least ten percent of all capital stock of the corporation issued and outstanding and entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting and business to be transacted at any special meeting of the stockholders.

     3.6  Notice of Special Meeting.  Written notice of a special meeting
          -------------------------
stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

     3.7  Stockholder List.  The officer who has charge of the stock ledger of
          ----------------
the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     3.8  Quorum of Stockholders.  The holders of a majority of the stock issued
          ----------------------
and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by law, or by the certificate of incorporation or by these by-laws. Except as otherwise provided by law, no stockholder present at a meeting may withhold his shares from the quorum count by declaring his shares absent from the meeting.

     3.9  Adjournment.  Any meeting of stockholders may be adjourned from time
          -----------
to time to any other time and to any other place at which a meeting of stockholders may be held under these by-laws, which time and place shall be announced at the meeting, by a majority of votes cast upon the question, whether or not a quorum is present. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     3.10  Proxy Representation.  Every stockholder may authorize another person
           --------------------
or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. Except as provided by law, a revocable proxy shall be deemed revoked if the stockholder is present at the meeting for which the proxy was given. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

     3.11  Inspectors.  The directors or the person presiding at the meeting
           ----------
may, but need not, appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.

     3.12  Action by Vote.  When a quorum is present at any meeting, whether the
           --------------
same be an original or an adjourned session, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the certificate of incorporation or by these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

     3.13  Action Without Meetings.  Unless otherwise provided in the
           -----------------------
certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 4.  DIRECTORS

     4.1  Number.  The number of directors which shall constitute the whole
          ------
board shall not be less than three nor more than seven, except that whenever there shall be only one stockholder or prior to issuance of any stock, the number of directors which shall constitute the whole board shall be not less than one. Within the foregoing limits, the stockholders at the annual meeting shall determine the number of directors, and within such limits, the number of directors may be increased or decreased at any time or from time to time by the stockholders or by the directors by vote of a majority of directors then in office, except that any such decrease by vote of the directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4.4 of these by-laws. Directors need not be stockholders.

     4.2  Tenure.  Except as otherwise provided by law, by the certificate of
          ------
incorporation or by these by-laws, each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until he sooner dies, resigns, is removed or becomes disqualified.

     4.3  Powers.  The business of the corporation shall be managed by or under
          ------
the direction of the board of directors which shall have and may exercise all the powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these by-laws directed or required to be exercised or done by the stockholders.

     4.4  Vacancies.  Vacancies and any newly created directorships resulting
          ---------
from any increase in the number of directors may be filled by vote of the stockholders at a meeting called for the purpose, or by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions.

     4.5  Committees.  The board of directors may, by vote of a majority of the
          ----------
whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock; excepting, however, such powers which by law, by the certificate of incorporation or by these by-laws they are prohibited from so delegating. In the absence or disqualification of any member of such committee and his alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these by-laws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.

     4.6  Regular Meeting.  Regular meetings of the board of directors may be
          ---------------
held without call or notice at such place within or without the State of Delaware and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of the stockholders.

     4.7  Special Meetings.  Special meetings of the board of directors may be
          ----------------
held at any time and at any place within or without the State of Delaware designated in the notice of the meeting, when called by the president, or by one-third or more in number of the directors, reasonable notice thereof being given to each director by the secretary or by the president or by any one of the directors calling the meeting.

     4.8  Notice.  It shall be reasonable and sufficient notice to a director to
          ------
send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting, addressed to him at his usual or last known business or residence address or to give notice to him in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

     4.9  Quorum.  Except as may be otherwise provided by law, by the
          ------
certificate of incorporation or by these by-laws, at any meeting of the directors a majority of the directors then in office shall constitute a quorum; a quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     4.10  Action by Vote.  Except as may be otherwise provided by law, by the
           --------------
certificate of incorporation or by these by-laws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

     4.11  Action Without a Meeting.  Unless otherwise restricted by the
           ------------------------
certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all the members of the board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the records of the meetings of the board or of such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

     4.12  Participation in Meetings by Conference Telephone.  Unless otherwise
           -------------------------------------------------
restricted by the certificate of incorporation or these by-laws, members of the board of directors or of any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

     4.13  Compensation.  Unless otherwise restricted by the certificate of
           ------------
incorporation or these by-laws, the board of directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees.

     4.14  Interested Directors and Officers.
           ---------------------------------

          (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporations, directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

          (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     4.15  Resignation or Removal of Directors.  Unless otherwise restricted by
           -----------------------------------
the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors. Any director may resign at any time by delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no director removed shall have any right to receive compensation as such director for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

     Section 5.  NOTICES

     5.1  Form of Notice.  Whenever, under the provisions of law, or of the
          --------------
certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, telecopy, commercial delivery service, telex or similar means, addressed to such director or stockholder at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

     5.2  Waiver of Notice.  Whenever notice is required to be given under the
          ----------------
provisions of law, the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors or members of a committee of the directors need be specified in any written waiver of notice.

     Section 6.  OFFICERS AND AGENTS

     6.1  Enumeration; Qualification.  The officers of the corporation shall be
          --------------------------
a president, a treasurer, a secretary and such other officers, if any, as the board of directors from time to time may in its discretion elect or appoint including without limitation one or more vice presidents. Any officer may be, but none need be, a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the board of directors to secure the faithful performance of his duties to the corporation by giving bond in such amount and with sureties or otherwise as the board of directors may determine.

     6.2  Powers.  Subject to law, to the certificate of incorporation and to
          ------
the other provisions of these by-laws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such additional duties and powers as the board of directors may from time to time designate.

     6.3  Election.  The board of directors at its first meeting after each
          --------
annual meeting of stockholders shall choose a president, a secretary and a treasurer. Other officers may be appointed by the board of directors at such meeting, at any other meeting or by written consent. At any time or from time to time, the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

     6.4  Tenure.  Each officer shall hold office until the first meeting of the
          ------
board of directors following the next annual meeting of the stockholders and until his successor is elected and qualified unless a shorter period shall have been specified in terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified. Each agent of the corporation shall retain his authority at the pleasure of the directors, or the officer by whom he was appointed or by the officer who then holds agent appointive power.

     6.5  President and Vice Presidents.  The president shall be the chief
          -----------------------------
executive officer and shall have direct and active charge of all business operations of the corporation and shall have general supervision of the entire business of the corporation, subject to the control of the board of directors. He shall preside at all meetings of the stockholders and of the board of directors at which he is present, except as otherwise voted by the board of directors.

     The president or treasurer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

     Any vice presidents shall have such duties and powers as shall be designated from time to time by the board of directors or by the president.

     6.6  Treasurer and Assistant Treasurers.  The treasurer shall be the chief
          ----------------------------------
financial officer of the corporation and shall be in charge of its funds and valuable papers, and shall have such other duties and powers as may be assigned to him from time to time by the board of directors or by the president.

     Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the treasurer.

     6.7  Secretary and Assistant Secretaries.  The secretary shall record all
          -----------------------------------
proceedings of the stockholders, of the board of directors and of committees of the board of directors in a book or series of books to be kept therefor and shall file therein all writings of, or related to, action by stockholder or director consent. In the absence of the secretary from any meeting, an assistant secretary, or if there is none or he is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed, the secretary shall keep or cause to be kept the stock and transfer records of the corporation, which shall contain the names and record addresses of all stockholders and the number of shares registered in the name of each stockholder. The secretary shall have such other duties and powers as may from time to time be designated by the board of directors or the president.

     Any assistant secretaries shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the secretary.

     6.8  Resignation and Removal.  Any officer may resign at any time by
          -----------------------
delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in any case the necessity of its being accepted unless the resignation shall so state. The board of directors may at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no officer removed shall have any right to any compensation as such officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

     6.9  Vacancies.  If the office of the president or the treasurer or the
          ---------
secretary becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that office may choose a successor. Each such successor shall hold office for the unexpired term of his predecessor, and in the case of the president, the treasurer and the secretary until his successor is chosen and qualified, or in each case until he sooner dies, resigns, is removed or becomes disqualified.

     Section 7.  CAPITAL STOCK

     7.1  Stock Certificates.  Each stockholder shall be entitled to a
          ------------------
certificate stating the number and the class and the designation of the series, if any, of the shares held by him, in such form as shall, in conformity to law, the certificate of incorporation and the by-laws, be prescribed from time to time by the board of directors. Such certificate shall be signed by the president or a vice-president and (i) the treasurer or an assistant treasurer or (ii) the secretary or an assistant secretary. Any of or all the signatures on the certificate may be a facsimile. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

     7.2  Lost Certificates.  The board of directors may direct a new
          -----------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 8.  TRANSFER OF SHARES OF STOCK

     8.1  Transfer on Books.  Subject to any restrictions with respect to the
          -----------------
transfer of shares of stock, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the board of directors or the transfer agent of the corporation may reasonably require. Except as may be otherwise required by law, by the certificate of incorporation or by these by-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the ,right to receive notice and to vote or to give any consent with respect thereto and to be held liable for such calls and assessments, if any, as may lawfully be made thereon, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

     It shall be the duty of each stockholder to notify the corporation of his post office address.

     Section 9.  GENERAL PROVISIONS

     9.1  Record Date.  In order that the corporation may determine the
          -----------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed,

     (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

     (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and

     (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such purpose.

     9.2  Dividends.  Dividends upon the capital stock of the corporation may be
          ---------
declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     9.3  Payment of Dividends.  Before payment of any dividend, there may be
          --------------------
set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     9.4  Checks.  All checks or demands for money and notes of the corporation
          ------
shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     9.5  Fiscal Year.  The fiscal year of the corporation shall begin on the
          -----------
first of January in each year and shall end on the last day of December next following, unless otherwise determined by the board of directors.

     9.6  Seal.  The board of directors may, by resolution, adopt a corporate
          ----
seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the board of directors.

     Section 10.  INDEMNIFICATION

     10.1 It being the intent of the corporation to provide maximum protection available under the law to its officers and directors, the corporation shall indemnify its officers and directors to the full extent the corporation is permitted or required to do so by the General Corporation Law of Delaware.

     Section 11.  AMENDMENTS

     11.1 These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors. If the power to adopt, amend or repeal by-laws is conferred upon the board of directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

                                  EXHIBIT 4.2
                                  -----------


                                Capitalization
                                --------------


     Attached hereto is a stockholder list dated March 1, 1997.

     Also attached hereto is a list of outstanding stock options and warrants dated March 18, 1997.

     Other than shares reserved for issuance upon conversion of the Series C Preferred and the Warrants, the Corporation has reserved the number of shares of its capital stock set forth below:


     Common Stock:
     -------------

           Exercise of Options:                     1,078,000
           Conversion of
            Series A Preferred:                     1,650,000
            Series B Preferred:                     2,976,333
                                                    ---------

             Total:                                 5,087,083

     Series A Preferred:
     ------------------

          Exercise of Comdisco Warrant:                70,000

                                SEQUENOM, INC.

                               Stockholder List

                                 March 1, 1997
AUTHORIZED:

                                         Par Value              Authorized                  Issued
                                         ---------              ----------                  ------
Common:                                    $.001                 5,726,700                   148,251
Series A Convertible                       $.001                 1,650,000                 1,580,000
 Preferred:
Series B Convertible                       $.001                 3,019,996                 2,976,663
 Preferred:

                                 COMMON STOCK
                                 ------------

       Shareholder                        Shares                 Cert. No.                 Issue Date
       -----------                        ------                 ---------                 ----------
Hubert Koster                                   1                  C-10                      03-08-95
Hallerstrasse 74
20146 Hamburg
Germany

Nola E. Masterson                          90,000                  C-11                      10-16-95
Science Futures International
768 West California Way
Woodside, CA 94062

Russell D. Hays                            26,250                  C-12                      10-31-95
136 Lark Court
Alamo, CA 94507

Randall R. Lunn                            10,000                  C-13                      12-01-95
c/o TVM Techno Venture
 Management
101 Arch Street
Suite 1950
Boston, MA 02110

Helmut Schuhsler                           10,000                  C-14                      12-01-95
c/o TVM Techno Venture
 Management
101 Arch Street
Suite 1950
Boston, MA 02110

Patricia Dane                                   2,000              C-15                 12-01-95
c/o TVM Techno Venture
 Management
101 Arch Street
Suite 1950
Boston, MA 02110

Amy B. Crawford                                 2,000              C-16                 12-01-95
c/o TVM Techno Venture
 Management
101 Arch Street
Suite 1950
Boston, MA 02110

Monica Schlawinsky                              2,000              C-17                 12-01-95
c/o TVM Techno Venture
 Management
101 Arch Street
Suite 1950
Boston, MA 02110

John J. DiBello                                 6,000              C-18                 12-01-95
c/o TVM Techno Venture
 Management
101 Arch Street
Suite 1950
Boston, MA 02110

        TOTAL:                                148,251

                     SERIES A CONVERTIBLE PREFERRED STOCK
                     ------------------------------------

        Shareholder                          Shares                          Cert. No.               Issue Date
Hubert Koster                               1,120,000                            1                     03-08-95
Hallerstrasse 74
20146 Hamburg
Germany

Nola Masterson                                 40,000                            2                     03-08-95
Science Futures International
768 West California Way
Woodside, CA 94062

Robert E. Patterson                            20,000                            3                     03-08-95
Graham & James LLP
600 Hansen Way
Palo Alto, CA 94304-1043

TVM Techno Venture                              8,000                           10                     08-18-95
  Investors No. 1 Limited
  Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Techno Venture                             63,680                           12                     08-18-95
  Enterprises No. II
  Limited Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Intertech Limited                          42,454                           13                     08-18-95
  Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Zweite Beteiligung -                       98,000                            6                     03-08-95
  U.S. Limited Partnership                     29,360                           11                     08-18-95
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Eurotech Limited                           65,200                            7                     03-08-95
  Partnership                                  19,706                            9                     08-18-95
101 Arch Street
Suite 1950
Boston, MA 02110

KBL Founder Ventures SCA                       73,600                            8                     03-08-95
43, Boulevard Royal
L-2955 Luxembourg

        TOTAL:                              1,580,000

                     SERIES B CONVERTIBLE PREFERRED STOCK
                     ------------------------------------

       Shareholder                            Shares             Cert. No.           Issue Date
       -----------                            ------             ---------           ----------
TVM TechnoVenture                             212,267              B-1               12-22-95
  Enterprises No. II
  Limited Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Intertech Limited                         141,513              B-2               12-22-95
  Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Zweite Beteiligung-                       432,953              B-3               12-22-95
  U.S. Limited Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Eurotech Limited                          288,633              B-4               12-22-95
  Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Techno Venture                             12,634              B-5               12-22-95
  Investors No. 1 Limited                       6,666              B-13               2-29-96
  Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

KBL Founder Ventures                          245,333              B-6               12-22-95
  SCA
43, Boulevard Royal
L-2955 Luxembourg

Alpinvest                                     666,667              B-7               12-22-95
International B.V.
Gooimeer 3
NL-1410 AB Naarden
The Netherlands

Boston University                             333,333              B-8               12-22-95
Nominee Partnership                            13,333              B-9                2-29-96
108 Bay State Road
Boston, MA 02215

Gerald E. Coughlan                              6,666              B-10                2-29-96
Lehman Brothers
One Broadgate
London EC2M 7HA
England

Charles P. Floe                                66,666              B-11                2-29-96
Lehman Brothers
One Broadgate
London EC2M 7HA
England

Hellmut Kirchner                               20,000              B-12                2-29-96
Martelsgraben 2
82327 Tutzing
Germany

Herwig Brunner                                 20,000              B-12                2-29-96
An der Betteleiche 6
70569 Stuttgart
Germany

Franz A. Wirtz                                 33,333              B-14                2-29-96
Atzenach 37
D-52223 Stolberg
Germany

Hannemarie Wirtz                               33,333             B-15.                2-29-96
Atzenach 37
D-52223 Stolberg
Germany

Hubert Koster                                 100,000              B-16                2-29-96
Hallerstrasse  74
20146 Hamburg
Germany

Ernst-Gunter Afting                            30,000              B-17                3-29-96
Maisenweg 21
82152 Krailing
Germany

SVE Star Ventures                             218,768              B-18                3-29-96
Enterprises No. III GbR,
A German Civil Law Partnership
Possartstrasse 9
D-81679 Munich
Germany

SVE Star Ventures                              18,294              B-19                3-29-96
Enterprises No. IIIa GbR,
A German Civil Law Partnership
Possartstrasse 9
D-81679 Munich
Germany

SVM Star Ventures                96,271                 B-20                   3-29-96
Managementgesellschaft
mbH Nr.3 & Co.
Beteiligungs KG
Possartstrasse 9
D-81679 Munich
Germany
          TOTAL:              2,976,663

                                  EXHIBIT 4.2

Sequenom, Inc.
Analysis of stock options and warrants outstanding
As of March 18, 1997


                                                                             Shares under        Exercise price
Stock options:                                                              option/warrant         per share
--------------                                                             ----------------     ----------------
Issued prior to 1996
--------------------
Hubert Koster (founder)                                                         80,000                0.05
Robert Patterson (founder)                                                      30,000                0.05
Bob Cotter (technical advisory board)                                           42,000                0.05
Charles Cantor (technical advisory board)                                       66,000                0.05
Dong-Jing Fu (employee)                                                         10,000                0.05
Maryanne Maloney (employee)                                                     10,000                0.05
Kai Tang (employee)                                                             10,000                0.05
Issued in 1996
--------------
Dong-Jing Fu (employee - 1/96)                                                   1,000                0.25
Maryanne Maloney (employee - 1/96)                                               1,000                0.25
Kai Tang (employee - 1/96)                                                       1,000                0.25
Dr. Andreas Braun (employee - 1/96)                                             15,000                0.25
Dan Little (employee - 1/96)                                                    10,000                0.25
Scott Higgins (employee - 1/96)                                                 10,000                0.25
Fiona Craven (employee - 1/96)                                                   2,000                0.25
Dagmar Ruhe (employee - 1/96)                                                    2,000                0.25
Mrs. Leppin (employee - 1/96)                                                    2,000                0.25
Brigitte Darnhofer (employee - 1/96)                                             3,000                0.25
Professor Ernst -Gnter Afting (bd member-1/96)                                  20,000                0.25
Dong-Jing Fu (employee - 3/96)                                                   1,000                0.25
Maryanne Maloney (employee - 3/96)                                               1,000                0.25
Kai Tang (employee - 3/96)                                                       1,000                0.25
Fareed Kureshy (employee - 9/96)                                               163,000                0.25
Toni Schuh (employee - 9/96)                                                   109,000                0.25
Kai Tang (employee - 9/96)                                                       5,000                0.25
Dong-Jing Fu (employee - 9/96)                                                   5,000                0.25
Maryanne Maloney (employee - 9/96)                                               5,000                0.25
John J. DiBello (acting CFO- 9/96)                                               6,000                0.25
Tom Bologna (board member-12/96) -fully vested                                  18,000                0.25
Tom Bologna (board member-12/96) -stock only                                    27,000                0.25
Tom Bologna (board member- 12/96) -cash option                                  27,000                0.25
Total stock options outstanding                                                683,000
Stock warrants*:
---------------

Total options and warrants outstanding                                         753,000
                                                                           ===============

*The stock warrants are for Series A preferred stock.

                                  EXHIBIT 4.3
                                  -----------


                               Equity Investments
                               ------------------

     The Corporation has one subsidiary, Sequenom Instruments GmbH, all of the outstanding equity interest in which is owned by the Corporation.

                                  EXHIBIT 4.4
                                  -----------


                        Unaudited Financial Statements
                          as of December 31, 1996 and
                            for the year then ended
                        ------------------------------

DRAFT                            SEQUENOM, INC.

                       (A Development Stage Enterprise)

                          CONSOLIDATED BALANCE SHEETS
                          December 31, 1996 and 1995

                                                                                  1996             1995
                                    ASSETS                                     -----------      -----------
Current Assets

Cash                                                                           $ 1,327,592      $ 1,876,954
Investment in GmbH                                                                      --
  Refundable value added tax                                                        32,922          109,016
  Accounts receivable                                                                   --
  BMBF Grant                                                                       241,947
Other current assets and prepaid expenses                                          140,810           58,951
                                                                               -----------      -----------
           Total current assets                                                  1,743,271        2,044,921
                                                                               -----------      -----------

Fixed assets (net of accumulated depreciation of $328,191 in 1996
    and 133,965 in 1995)                                                           675,747          797,333

Organizational costs (net of accumulated
    amortization of $22,000 in 1996 and $14,000 in 1995)                            18,000           26,000

Note receivable from officer (Note I)                                                                 9,227

Other assets                                                                        32,834           33,820
                                                                               -----------      -----------
           Total assets                                                        $ 2,469,852      $ 2,911,301
                                                                               ===========      ===========
     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
   Accounts payable and accrued expenses                                           664,920          665,927

Long term debt (Note E)                                                          2,597,600          891,008

Stockholders' equity (Note F):
     Series A Convertible Preferred Stock, $0.001 par value;
     1,650,000 shares authorized;
     1,580,000 shares issued and outstanding (liquidation preference $790,000)       1,580            1,580

     Series B Convertible Preferred Stock, $0.001 par value;
     3,376,666 shares authorized;
     2,333,333 shares issued and outstanding (liquidation preference
      $3,500,000)                                                                    2,977            2,333

     Common Stock, $0.001 par value; 5,726,700 shares authorized;
     148,251 and 1 shares issued and outstanding in 1995 and 1994,
      respectively                                                                     148              148

     Additional-paid-in capital                                                  5,178,577        4,224,929

     Cumulative translation adjustment                                            (124,184)          (4,925)

     Deficit accumulated in the development stage                               (5,851,766)      (2,869,699)
                                                                               -----------      -----------

     Total stockholders' equity (deficit)                                         (792,668)       1,354,366
                                                                               -----------      -----------
     Total liabilities and stockholders' equity (deficit)                      $ 2,469,852      $ 2,911,301
                                                                               ===========      ===========

   The accompanying notes are an integral part of the financial statements.

DRAFT                            SEQUENOM, INC.

                        (A Development Stage Enterprise)

                     CONSOLIDATED STATEMENT'S OF OPERATIONS

                                                                                    YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 1996    DECEMBER 31, 1995
                                                                                _________________    _________________

Income
Research & Development Grant                                                              767,903
Other income                                                                               25,091
                                                                                -----------------
                                                                                $         792,994
                                                                                -----------------

Operating Expenses:
Research and development                                                        $       2,978,954    $       1,274,022
General and administrative expenses                                                       931,917              420,077
                                                                                -----------------    -----------------
                                                                                        3,910,871            1,694,099
                                                                                -----------------    -----------------

Net loss from Operations                                                               (3,117,877)          (1,694,099)

Interest income                                                                            72,918                2,419
Interest expense                                                                             (293)             (28,521)
foreign currency transaction gain Loss                                                     63,185
                                                                                -----------------    -----------------
Net loss                                                                               (2,982,067)   $      (1,720,201)
                                                                                =================    =================

                                  EXHIBIT 4.5
                                  -----------

                            Undisclosed Liabilities
                            -----------------------
None.

                                  EXHIBIT 4.6

                        Changes Since December 31, 1996
                        -------------------------------

None.

                                  EXHIBIT 4.7
                                  -----------

                                  Encumbrances
                                  ------------


     None, other than non-consensual liens arising in the ordinary course of business by operation of law. The Corporation is not aware of the existence of any such liens.

                                  EXHIBIT 4.8
                                  -----------


                          Intellectual Property Rights


1. See attached listing of "US patents/patent applications assigned or to be assigned to Sequenom, Inc." updated as of May 5, 1997. Further negotiations may be required to obtain assignments of, or rights to use, the patents and patent applications designated on such listing as not yet assigned to the Corporation.

2. Reference is made to the Assignment of Inventions agreement dated May 26, 1994 between Sequenom, Inc. and Dr. Hubert Koster, a copy of which has been made available to the Investors.

3. Reference is made to the enclosed Consulting Agreement dated September 6, 1996 between Sequenom, Inc. and Dr. Hubert Koster, a copy of which has been made available to the Investors.

4. Reference is made to the Executive Employment Agreement dated April 1, 1994 between Sequenom, Inc. and Dr. Hubert Koster, a copy of which has been made available to the Investors.

5. With respect to royalties or other amounts payable by the Corporation to third parties in relation to Intellectual Property Rights, reference is made to the agreements listed under Item 4.13(i) of Exhibit 4.13. In addition, the
                                            ------------
Corporation could be required to pay royalties or deliver other consideration as a result of the negotiations referred to in Item 1 above.

                                                         (update as of 03/17/97)


                   U.S. PATENTS/PATENT APPLICATIONS ASSIGNED
                   -----------------------------------------
                      OR TO BE ASSIGNED TO SEQUENOM, INC.
                      -----------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Foley, Hoag & Eliot      Serial No./         Title and Inventor(s)                        Filing Date    Status
LLP Docket No.           Patent No.
------------------------------------------------------------------------------------------------------------------------------------
SQA-003.01               08/001,323          DNA Sequencing by Mass Spectrometry          01/07/93       Abandoned in Favor of SQA-
                                             by Hubert Koster                                            003.02

------------------------------------------------------------------------------------------------------------------------------------
SQA-003.02               08/178,216          DNA Sequencing by Mass Spectrometry          01/06/94       U.S. Patent No. 5,547,835
                         U.S. Patent No.     by Hubert Koster                                            Issued 08/20/96
                         5,547,835                   (Sequencing Method)
------------------------------------------------------------------------------------------------------------------------------------
SQA-003.26               08/617,010          DNA Sequencing by Mass Spectrometry          03/18/96       Awaiting First Office
                                             by Hubert Koster                                            Action

------------------------------------------------------------------------------------------------------------------------------------
SQA-003.27               08/470,123          DNA Sequencing by Mass Spectrometry          06/06/95       Responded to Office Action
                                             by Hubert Koster                                            on 03/10/97
                                                       (Sequencing Kits)
------------------------------------------------------------------------------------------------------------------------------------
SQA-003.28               08/467,208          DNA Sequencing by Mass Spectrometry          06/06/95       Awaiting First Office
                                             by Hubert Koster                                            Action
                                                        (Solid Supports)
------------------------------------------------------------------------------------------------------------------------------------
SQA-003.29               08/481,033          DNA Sequencing by Mass Spectrometry          06/07/95       Responded to Restriction
                                             by Hubert Koster                                            Requirement on 11/4/96;
                                                                                                         Awaiting First Office
                                                                                                         Action
------------------------------------------------------------------------------------------------------------------------------------
SQA-005.01               08/034,738          DNA Sequencing by Mass Spectrometry          03/19/93       Abandoned in Favor of SQA-
                                             via Exonuclease Degradation                                 005.02
                                             by Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
SQA-005.02               08/338,171          DNA Sequencing by Mass Spectrometry          02/10/95       Patent to Issue
                                             via Exonuclease Degradation
                                             by Hubert Koster
                                                      (Sequencing Method)
------------------------------------------------------------------------------------------------------------------------------------
SQA-005.28               08/744,590          DNA Sequencing by Mass Spectrometry          11/06/96       Awaiting First Office
                                             via Exonuclease Degradation                                 Action
                                             by Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
SQA-005.26               08/454,527          DNA Sequencing by Mass Spectrometry          05/30/95       Respond to First Office
                                             via Exonuclease Degradation                                 Action by 03/30/97
                                             by Hubert Koster
                                                    (Multiplex Method; Kit)
------------------------------------------------------------------------------------------------------------------------------------
SQA-005.27               08/453,499          DNA Sequencing by Mass Spectrometry          05/30/95       Respond to Second Office
                                             via Exonuclease Degradation                                 Action by 04/22/97
                                             by Hubert Koster
                                                (System for Exonuclease Mediated
                                                    Mass Specific Sequencing)
------------------------------------------------------------------------------------------------------------------------------------
*    SQA-008.01          New Application     Systems and Methods for Preparing Low        01/23/97       Awaiting First Office
                                             Volume Analyte Array Elements                               Action
                                             by Daniel P. Little, Maryanne J.
                                             O'Donnell-Maloney, Charles R. Cantor
                                             and Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
*    SQA-009.01          New Application     Systems and Methods for Preparing and        01/23/97       Awaiting First Office
                                             Analyzing Low Volume Analyte Array                          Action
                                             Elements by Daniel P. Little, Maryanne J.
                                             O'Donnell-Maloney, Charles R. Cantor
                                             and Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
*    SQA-013.01          08/406,199          DNA Sequencing by Mass Spectrometry          03/17/95       U.S Patent No. 5,605,798
                                             by Hubert Koster                                            Issued 02/25/97

------------------------------------------------------------------------------------------------------------------------------------
*    SQA-013.02          08/617,256          DNA Sequencing by Mass Spectrometry          03/18/96       Awaiting First Office
                                             by Hubert Koster                                            Action

------------------------------------------------------------------------------------------------------------------------------------
*    SQA-013.26          08/744,481          DNA Sequencing by Mass Spectrometry          11/06/96       Awaiting First Office
                                             by Hubert Koster                                            Action

------------------------------------------------------------------------------------------------------------------------------------
*    SQA-017.01          08/521,638          Filtration Processes, Kits and Devices       08/31/95       Awaiting First Office
                                             for Isolating Plasmids                                      Action
                                             by Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
*+   SQA-020.01          08/647,368          Process for Direct Sequencing During         05/09/96       Awaiting First Office
                                             Template Amplification                                      Action
                                             by Hubert Koster, Dirk Van den Boom,
                                             and Andreas Ruppert
------------------------------------------------------------------------------------------------------------------------------------
*+   SQA-022.01          08/649,876          A Method for Dissociating Biotin             05/13/96       Awaiting First Office
                                             Complexes                                                   Action
                                             by Christian Jurinke, Dirk Van den
                                             Boom, and Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
*+   SQA-032.01          08/710,565          Method and Apparatus for MALDI               09/19/96       Awaiting First Office
                                             Analysis                                                    Action
                                             by Franz Hillenkamp
------------------------------------------------------------------------------------------------------------------------------------
*    SQA-033.01          08/746,055          High Density Immobilization of Nucleic      11/06/96       Awaiting First Office
                                             Acid Molecules                                              Action
                                             by Maryanne J. O'Donnell-Maloney,
                                             Charles R. Cantor, and Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
SQA-034.01               New                 Mass Spectrometric Detection of              To be          In Preparation
                         Application         Translated Polypeptides                      Filed
                                             by Daniel P. Little, G. Scott Higgins, and
                                             Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
*    SQA-035.01          08/746,036          Bead Linkers for Immobilizing Nucleic        11/06/96       Awaiting First Office
                                             Acid to Solid Supports                                      Action
                                             by David M. Lough and Hubert Koster
------------------------------------------------------------------------------------------------------------------------------------
SQA-039.01               New                 Sequencing by Mass Spectrometry Using        To be          In Preparation
                         Application         Post-Biology Capture                         Filed
                                             by G. Scott Higgins and David M. Lough
------------------------------------------------------------------------------------------------------------------------------------

* Not yet assigned to Sequenom, Inc.

+ Other inventors have assigned rights to H. Koster.

                                  EXHIBIT 4.15
                                  ------------

                                   Insurance
                                   ---------

1.   St. Paul Fire and Marine Insurance Company
     Policy Period: October 26, 1996-October 26, 1997
     Premium $ 3,825
     Policy number: FK06603871

     Commercial General Liability Limits:
          Each event: $2 million
          Premises: $1,000,000
          Medical expenses: $5,000
          Personal injury and advertising injury: $2,000,000
          General Total: $4,000,000

     Loss of Earnings and Extra Expense Coverage, Limit: $500,000

     Non-owned auto: $2,000,000

     Business Contents Limits:  San Diego:   $600,000
                                Boston:      $  5,000

2.   Zenith Insurance Company
     Policy Period: October 1, 1996-October 1, 1997
     Premium: $10,817
     Policy number: Z042591701
     Workers Compensation Insurance
     Employers Liability Insurance
     Limits:   Bodily Injury by Accident:    $1,000,000 each accident
               Bodily Injury by Disease:     $1,000,000 each employee
               Bodily Injury by Disease:     $1,000,000 Policy Limit

3. The Corporation also maintains life insurance coverage on Dr. Hubert Koster in the amount of $1 million ($500,000 in term insurance and $500,000 in whole life insurance). The Corporation is beneficiary of both of these policies.

                                 EXHIBIT 4-l-6A

                     Form of Registration Rights Agreement
                     -------------------------------------

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement is entered into as of May __,1997 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the Series B Preferred Stock"); and the purchasers of shares of the Corporation's Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"), pursuant to the Series C Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers of Series C Preferred Stock being hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors").

     WHEREAS, the Corporation and the Series B Investors are the parties to a Registration Rights Agreement dated as of December 22, 1995 (the "Prior Registration Rights Agreement"), pursuant to which the Corporation granted certain registration rights to the Series B Investors and certain of their transferees;

     WHEREAS, the Corporation now wishes to sell to the Investors certain shares of its Series C Preferred Stock and certain warrants to purchase shares of its Series C Preferred Stock;

     WHEREAS, the Series B Preferred Stock and the Series C Preferred Stock are convertible into shares of the Corporation's Common Stock; and

     WHEREAS, as a condition to entering into the Purchase Agreement, the Investors have required that the Corporation and the Series B Investors execute this Agreement to provide the Investors rights to register the shares of Common Stock issuable upon conversion of their Series C Preferred Stock and certain other securities of the Corporation described below;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1.  Definitions.  As used in this Agreement, the following terms shall have
         -----------
the following meanings:

     (a) The term "Act" means the Securities Act of 1933, as amended;

     (b) The term "Holder" means any Investor, any Series B Investor and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 14 hereof;

     (c) The term "Preferred Stock" means the Series B Preferred Stock and the Series C Preferred Stock;

     (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

     (e) The term "Registrable Securities" means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) Common Stock purchased by an Investor pursuant to Section 8.1 of the Purchase Agreement (or Common Stock for or into which New Securities (as therein defined) purchased by the Investor pursuant to such Section 8.1 may be exercised or converted) or pursuant to the Stock Restriction Agreement dated as of the date hereof among the Corporation, the Series B Investors, the Investors and certain additional parties identified therein, and (3) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock.

     In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, the term "Registrable Securities" shall include securities issuable upon conversion of the Preferred Stock, a holder of the Preferred Stock shall be deemed the Holder of such securities and such securities shall be deemed outstanding Registrable Securities hereunder. Notwithstanding the foregoing, nothing in this Agreement shall require the Corporation actually to register any shares of the Preferred Stock.

     2.  Request for Registration.  If at any time after the earlier of (i) the
         ------------------------
first underwritten public offering of securities for the account of the Corporation, and (ii) the date three (3) years from the date hereof, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Holder or Holders at least fifty percent (50%) of the then outstanding Registrable Securities that the Corporation file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least the lesser of (i) at least twenty-five percent (25%) of the then outstanding Registrable Securities and (ii) Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Act.

     Notwithstanding the foregoing, (a) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (b) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 within six (6) months after the effective date of a prior registration under such Section; (c) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (d) the Corporation may postpone a registration pursuant to this election for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Holders agree to bear the costs of any special audit.

     The Corporation shall not be obligated to effect more than two (2) registrations pursuant to this Section 2. Any request for registration under this Section 2 must be for a for a firm commitment underwritten public offering to be managed by an underwriter or underwriters of recognized national standing reasonably acceptable to the Corporation.

     3.  Corporation Registration.  Subject to Section 8 of this Agreement, if
         ------------------------
at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other shareholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty
(30) days after mailing of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8(a), use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered.

     4.  Obligations of the Corporation.  Whenever required under Section 2, 3,
         ------------------------------
or 11 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty
(180) days.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

     (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

     5.  Furnish information.  It shall be a condition precedent to the
         -------------------
obligations of the Corporation to take any action pursuant to this Agreement that the Holders shall furnish to the Corporation such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

     6.  Expenses of Demand Registration.  All expenses incurred in connection
         -------------------------------
with registrations pursuant to Section 2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers, and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation.

     7.  Corporation Registration Expenses.  All expenses (excluding
         ---------------------------------
underwriters' discounts and commissions) incurred in connection with a registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling stockholders, shall be bore by the Corporation; provided, however, that if the registration is of exclusively a secondary offering, the holders shall bear their proportionate share of the expenses incurred in connection with any registration (provided all shareholders registering shares thereunder bear their proportionate share of expenses), except expenses which the Corporation would have incurred whether or not the securities held by the Holders were included in such registration (including, without limitation, the expense of preparing normal audited or unaudited financial statements).

     8.  Underwriting Requirements.
         -------------------------

     (a) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under
Section 3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that in the case of an offering involving shares being issued by the Corporation, no such reduction shall be made with respect to any securities offered by the Corporation for its own account, and provided further that no securities of any shareholder who is not a Holder shall be included in such offering, other than securities of shareholders who have initiated such registration pursuant to the exercise of contractual rights to do so, unless all securities which the Holders have requested to be included are included on a pro rata basis with the securities of any other shareholders who have a contractual right to include their securities in such offering.

     (b) With respect to any underwriting of shares to be registered under
Section 2, or an underwriting of shares to be registered under Section 11 if the Holders of a majority of the then outstanding Registrable Securities have requested registration thereunder, such Holders shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation. In all other circumstances under such Sections and in connection with registrations under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Holders of a majority of the Registrable Securities participating in the underwriting. In any such case, such consent shall not be unreasonably withheld or delayed.

     9.  Delay of Registration.  No Holder shall have any right to take any
         ---------------------
action to restrain, enjoy, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     10.  Indemnification.  In the event any Registrable Securities are included
          ---------------
in a registration statement under this Agreement:

     (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, and any underwriter for the Corporation (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly, of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

     11.  Registrations on Form S-3.
          -------------------------

     (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from the Holder or Holders of at least twenty-five percent (25%) of the then outstanding Registrable Securities that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed Two Million Dollars ($2,000,000), and (ii) the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

     (b) All expenses (excluding underwriters' discounts and commissions) incurred in connection with the first two registrations requested pursuant to
Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one special counsel to the selling Holder or Holders and counsel to the Corporation, shall be borne by the Corporation. All such expenses for registrations pursuant to Section 11(a) after the first two such registrations shall be borne by the Corporation, except that the selling Holders shall pay all fees of their legal counsel, if any, in connection therewith.

     (c) Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

     12.  Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

     (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

     (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     13.  Limitations in Connection with Future Grants of Registration Rights.
          -------------------------------------------------------------------
Without the prior written consent of the Holder or Holders of a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Preferred Stock, the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity other than the Additional Investors as contemplated hereunder.

     14.  Transfer of Registration Rights.  The registration rights of any
          -------------------------------
Investor (and of any permitted transferee of any Investor or its permitted transferees) under this Agreement with respect to any shares of Registrable Securities may be transferred to any Affiliate of such Investor or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least five percent (5%) of the Registrable Securities held or acquired as of the date hereof by such Investor, provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. For such purpose, an "Affiliate" of any Investor (or any such transferee) means any partner of such Investor (or transferee) if it is a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Investor or transferee.

     15.  Mergers, Etc.  The Corporation shall not, directly or indirectly,
          ------------
enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act.

     16.  Stand-Off Agreement.  Each Holder, if requested by the Corporation and
          -------------------
the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a registration statement under the Act, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the Corporation held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of such registration statement; provided, that:
                                               --------

     (a) such agreement shall only apply to the first registration statement covering Common Stock to be sold on the Corporation's behalf to the public in an underwritten offering; and

     (b) all holders of five percent (5%) or more of the shares of Common Stock then outstanding (including shares of Common Stock issuable upon the conversion of Preferred Stock, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Corporation enter into similar agreements.

     17.  Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     18.  Notices.  All notices, requests, consents and other communications
          -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties) or by fax or DHL, Federal Express or other internationally recognized courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

     (i)  if to the Corporation, to:

          Sequenom, Inc.
          11555 Sorrento Valley Road
          Suite C
          San Diego, CA 92121
          Attention: President
          Fax: (619) 350-0344

          with a copy to:

          David R. Pierson, Esq.
          Foley, Hoag & Eliot LLP
          One Post office Square
          Boston, Massachusetts 02109
          Fax:  (617) 832-7000

     (ii) if to the Series B Investors or the Investors (or their respective transferees), to their respective last known address or their respective address, if any, appearing in the books of the Corporation.

     19.  Miscellaneous.
          -------------

     (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

     (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Holders of at least eighty-five percent (85%) in voting power of the then outstanding Registrable Securities issued or issuable upon conversion of the Preferred Stock to be bound thereby.

     (c) This Agreement supersedes and replaces the Prior Registration Rights Agreement, which upon execution hereof shall be of no further force or effect.

     (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     (d) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

                                     * * *

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as a contract under seal as of the date first written above.

                                    SEQUENOM, INC.


                                    By: _________________________________
                                         Its President
               SERIES B INVESTORS:
                                    TVM TECHNO VENTURE
                                    ENTERPRISES NO.  II
                                    LIMITED PARTNERSHIP


                                    By:  TVM Techno Venture Management Limited
                                         Partnership
                                           its General Partner
                                    By:  TVM Management Corporation
                                           its General Partner

                                    By: _________________________________
                                         Name:
                                         Title:

                                    TVM INTERTECH LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                            its General Partner

                                    By:  TVM Management Corporation
                                            its General Partner

                                    By:    /s/ illegible
                                        ------------------------------------
                                           Its:

                                    TVM ZWEITE BETEILIGUNG-US LIMITED
                                    PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                            its General Partner

                                    By:  TVM Management Corporation
                                            its General Partner

                                    By:    /s/ illegible
                                        ------------------------------------
                                           Its:

                                    TVM EUROTECH LIMITED
                                    PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                          its General Partner
                                    By:  TVM Management Corporation
                                          its General Partner


                                    By: __________________________________
                                        Its:


                                    TVM TECHNO VENTURE
                                    INVESTORS NO. 1 LIMITED
                                    PARTNERSHIP


                                    By: __________________________________
                                        General Partner


                                    KBL FOUNDER VENTURES SCA


                                    By: __________________________________
                                        Its:


                                    ALPINVEST INTERNATIONAL B.V.


                                    By: __________________________________
                                        Its:

                                    BOSTON UNIVERSITY NOMINEE
                                    PARTNERSHIP


                                    By: __________________________________
                                        General Partner


                                    ______________________________________
                                    Gerald E. Coughlan


                                    ______________________________________
                                    Charles P. Floe


                                    ______________________________________
                                    Hellmut Kirchner


                                    ______________________________________
                                    Herwig Brunner


                                    ______________________________________
                                    Franz A. Wirtz


                                    ______________________________________
                                    Hannemarie Wirtz


                                    ______________________________________
                                    Hubert Koster


                                    ______________________________________
                                    Ernst-Gunter Afting

                              SVE STAR VENTURES
                              ENTERPRISES NO. III GbR
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)


                              By:  SVM Star Ventures
                                   Managementgesellschaft mbH Nr. 3



                              By: _________________________________
                                  Managing Partner


                              SVE STAR VENTURES
                              ENTERPRISES NO. IIIa GbR
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)


                              By:  SVM Star Ventures
                                   Managementgesellschaft mbH Nr. 3


                              By: _________________________________
                                  Managing Partner

                              SVE STAR VENTURES
                              MANAGEMENTGESELLSCHAFT MBH
                              Nr. 3 & CO. BETEILIGUNGS KG



                              By:  SVM Star Ventures
                                   Managementgesellschaft mbH Nr. 3


                              By: _________________________________
                                  Managing Partner

                                 SEQUENOM, INC.

                         Registration Rights Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of May ___, 1997, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

EXECUTED this ___ day of May, 1997.



                                           ____________________________________
                                           (print name)

                                           By: ________________________________

                                           Title: _____________________________

                                           Address:____________________________

                                           ____________________________________

                                           ____________________________________

                                           ____________________________________

                              SVE STAR VENTURES
                              ENTERPRISES NO. III GbR
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)


                              By:  SVM Star Ventures
                                   Managementgesellschaft mbH Nr. 3



                              By: _________________________________
                                  Managing Partner


                              SVE STAR VENTURES
                              ENTERPRISES NO. IIIa GbR
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)


                              By:  SVM Star Ventures
                                   Managementgesellschaft mbH Nr. 3


                              By: _________________________________
                                  Managing Partner

                              SVE STAR VENTURES
                              MANAGEMENTGESELLSCHAFT MBH
                              Nr. 3 & CO. BETEILIGUNGS KG



                              By:  SVM Star Ventures
                                   Managementgesellschaft mbH Nr. 3


                              By: _________________________________
                                  Managing Partner

                                 EXHIBIT 4.16B
                                 -------------


                            Form of Voting Agreement
                            ------------------------

                               VOTING AGREEMENT

     Agreement made as of May ___, 1997 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster, Nola E. Masterson and Robert E. Patterson (the "Founders"); TVM Techno Venture Enterprises No. II Limited Partnership, TVM Intertech Limited Partnership, TVM Zweite Beteiligung-U.S. Limited Partnership, TVM Eurotech Limited Partnership, TVM Techno Venture Investors No. 1 Limited Partnership and KBL Founder Ventures SCA (the "Original Investors"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"); and the purchasers of shares of the Corporation's Series C Convertible Preferred Stock, $.001 par value per share ("Series C Preferred Stock"), pursuant to the Series C Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (all such purchasers of Series C Preferred Stock under the Purchase Agreement being referred to as the "Investors," and all such Founders, Original Investors, Series B Investors and Investors being referred to as the "Stockholders").

                                   AGREEMENT
                                   ---------

     In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.  Board of Directors.  The Stockholders agree to vote all shares of the
         ------------------
Corporation's Common Stock, $.001 par value per share ("Common Stock"), Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), Series B Preferred Stock, Series C Preferred Stock and any other class of voting security of the Corporation (the "Shares") now or hereafter owned or controlled by them, and otherwise to use their respective best efforts as stockholders of the Corporation, to set the number of directors of the Corporation at seven and to elect as directors, on the date of this Agreement and in any subsequent election of directors of the Corporation:

     (a) the Chief Executive Officer of the Corporation (the "CEO Director"), who shall initially be Fareed Kureshy;

     (b) one person designated by the Founders, who shall initially be Hubert Koster;

     (c) one person designated by the Original Investors, who shall initially be Helmut Schuhsler;

     (d) two persons designated by the Series B Investors, who shall initially be Thomas Bologna and William Golden; and

     (e) two persons who are not employees of the Corporation (the "Independent Directors"), who have experience in the Corporation's industry and who are reasonably acceptable to a majority of the other directors, and who shall initially be Nola E. Masterson and Ernst-Gunter Afting.

     Any person or entity or group of persons or entities entitled to make a director designation hereunder (a "Designating Party") shall furnish written notice to the Stockholders at least 10 days prior to any election of directors of its director-designee or director-designees. In the absence of such notice, the director-designee or director-designees of such Designating Party then serving and previously designated shall be reelected if still eligible to serve as provided herein. In the event that any Designating Party that is a group of Stockholders cannot agree upon a director-designee, the identity of the director-designee of such Designating Party shall be determined by a plurality in voting power of the outstanding capital stock of the Corporation held by the Stockholders constituting such Designating Party.

     This Agreement is not intended, and shall not be construed, to confer upon any person designated hereunder for election to the Board of Directors any right to serve or to continue to serve in such capacity. Any Designating Party may, at any time, determine to remove its then-current director-designee and designate another person for election to the Board of Directors in place of the person then serving as the director-designee of such Designating Party. In the event any such determination is made, the Stockholders shall promptly vote to remove the director-designee of such Designating Party then serving, and to elect as a director the replacement director-designee of such Designating Party.

     If at any time the person serving as Chief Executive Officer of the Corporation shall resign, be removed or otherwise cease to serve as such officer, the Stockholders shall promptly vote (i) if the former Chief Executive Officer has not resigned as a director, to remove him as a director, and (ii) to elect the new Chief Executive Officer of the Corporation as the CEO Director.

     At any time a majority of the directors other than the Independent Directors may determine to remove any Independent Director from the Board of Directors and designate another person for election to the Board of Directors in place of the person then serving as such Independent Director. In the event any such determination is made, the Stockholders shall promptly vote to remove the applicable Independent Director and to elect as a director the replacement Independent Director designee.

     Any vacancy on the Board of Directors created by the resignation, removal, incapacity, or death of any person designated under this Section 1 shall be filled by another person designated by the original Designating Party. The Stockholders shall vote their respective Shares in accordance with such new designation, and any such vacancy shall not be filled in the absence of a new designation by the original Designating Party.

     This Section 1 shall terminate and be of no further force and effect upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the aggregate gross proceeds to the Corporation from such offering are not less than $20,000,000 and the offering price per share is not less than $9.45, appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event.

     In the event that any Designating Party (or its or their respective partners, stockholders and affiliates) owns, in the aggregate, fewer than 200,000 shares of the Corporation's Common

Stock, subject to adjustment for stock splits, stock dividends, combinations of shares and similar events, such Designating Party's right to make designations under this Section 1 shall terminate, and the obligation of the other parties under this Section 1 to vote for any members of the Board of Directors designated by such Designating Party shall terminate, but all other obligations of all parties hereunder shall continue unless otherwise terminated. For purposes of this paragraph, in determining the number of shares of Common Stock owned by a Designating Party, ownership by such Designating Party of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be deemed to be ownership by it of that number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are convertible.

     2.  Director Indemnification.  In the event that any director contemplated
         ------------------------
by this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Corporation pursuant to its Certificate of Incorporation, By-Laws or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the expenses of such representation shall be reimbursed by the Corporation to the extent provided in or authorized by said Certificate of Incorporation or other provision and permitted by applicable law.

     The Corporation and the Stockholders agree not to take any action to amend any provision of the Certificate of Incorporation or By-Laws of the Corporation relating to indemnification of directors, as presently in effect, without the prior written consent of a majority in voting power of the Series B Investors.

     3.  Accession.  Any Additional Investors as defined in the Purchase
         ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" and a "Stockholder" for all purposes of this Agreement.

     4.  Notices.  All notices, requests, consents and other communications
         -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties), by fax, or by DHL, Federal Express or any other internationally recognized express courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

     i)  if to the Corporation, to:

         Sequenom, Inc.
         11555 Sorrento Valley Road
         Suite C
         San Diego, CA 92121
         Attention: President
         Fax: (619) 350-0344
     with a copy to:

          David R. Pierson, Esq.
          Foley, Hoag & Eliot LLP
          One Post office Square
          Boston, Massachusetts 02109
          Fax:  (617) 832-7000

     (ii) if to the Stockholders, to their respective last known address or their respective address, if any, appearing in the books of the Corporation.

     5.   Assignment; Binding Effect.  No Designating Party may assign its or
          --------------------------
their rights hereunder. Subject to termination or partial termination as provided in Section 1, this Agreement shall be binding on the parties hereto and their respective legal representatives, successors and permitted assigns and on the transferees of any Shares now owned or hereafter acquired by them.

     6.   Entire Agreement; Amendment and Waiver.  This Agreement contains the
          --------------------------------------
sole and entire understanding of the parties with respect to its subject matter and supersedes all prior negotiations, commitments, agreements and understandings heretofore had among any of them with respect thereto. Without limiting the generality of the foregoing, this Agreement supersedes and replaces the Voting Agreement among the Corporation, the Founders, the Original Investors and the Series B Investors dated as of December 22, 1995, which shall no longer have any force or effect. This Agreement may not be changed or terminated or any performance or condition waived, in whole or in part, except by the written agreement of the Corporation and Stockholders or transferees of their rights hereunder holding two-thirds in voting power of the Shares held by the Founders, two-thirds in voting power of the Shares held by the Original Investors, eighty-five percent (85%) in voting power of the Shares held by the Series B Investors, and two-thirds in voting power of the Shares held by the Investors. A waiver on one occasion shall not constitute a waiver on any further occasion.

     7.   Counterpart.  This Agreement may be executed in more than one
          -----------
counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument. Any such counterpart may contain one or more signature pages.

     8.   Applicable Law.  This Agreement shall be governed by, and construed
          --------------
and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     9.   Legend. Each certificate for Shares shall bear a legend stating in
          ------
substance as follows, and each of the Stockholders shall cause its certificates to be so legended promptly after the execution and delivery of this Agreement:

     The shares of stock represented by this certificate are subject to the terms and provisions of a Voting Agreement among the Corporation and certain stockholders of the Corporation. The Corporation will furnish a copy of the Voting Agreement to the holder hereof upon written request and without charge.

                                     * * *

     IN WITNESS WHEREOF, the parties have executed this Voting Agreement as a contract under seal as of the date first written above.

                                    SEQUENOM, INC.

                                    By:
                                       ---------------------------------
                                           its President


               FOUNDERS:
                                    ------------------------------------
                                    Hubert Koster

                                    ------------------------------------
                                    Nola E. Masterson

                                    ------------------------------------
                                    Robert E. Patterson


               ORIGINAL INVESTORS:

                                    TVM TECHNO VENTURE
                                    ENTERPRISES NO.  II
                                    LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                         its General Partner
                                    By:  TVM Management Corporation
                                         its General Partner

                                    By:
                                       ---------------------------------
                                         Name:
                                         Title:

                                    TVM INTERTECH LIMITED
                                    PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                          its General Partner
                                    By:  TVM Management Corporation
                                          its General Partner

                                    By:
                                         -------------------------------
                                         Its:

                                    TVM ZWEITE BETEILIGUNG-US
                                    LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                          its General Partner
                                    By:  TVM Management Corporation
                                          its General Partner


                                    By:
                                         -------------------------------
                                         Its:

                                    TVM EUROTECH LIMITED
                                    PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                          its General Partner
                                    By:  TVM Management Corporation
                                          its General Partner


                                    By:  -------------------------------
                                         Its:


                                    TVM TECHNO VENTURE
                                    INVESTORS NO. 1 LIMITED
                                    PARTNERSHIP


                                    By:
                                         -------------------------------
                                         General Partner

                                    SERIES B INVESTORS:

                                    TVM TECHNO VENTURE ENTERPRISES NO. II
                                    LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                         its General Partner
                                    By:  TVM Management Corporation
                                         its General Partner

                                    By:    /s/ illegible
                                         ------------------------------
                                         Its:



                                    TVM INTERTECH LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                    By:  TVM Management Corporation
                                         its General Partner


                                    By:    /s/ illegible
                                         ------------------------------
                                         Its:

                                    TVM ZWEITE BETEILIGUNG-US
                                    LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                         its General Partner
                                    By:  TVM Management Corporation
                                         its General Partner


                                    By:
                                         -------------------------------
                                         Its:

                                    TVM EUROTECH LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                         its General Partner
                                    By:  TVM Management Corporation
                                         its General Partner


                                    By:
                                         -------------------------------
                                         Its:

                                    TVM TECHNO VENTURE
                                    INVESTORS NO. 1 LIMITED PARTNERSHIP


                                    By:
                                         -------------------------------
                                         General Partner

                              KBL FOUNDER VENTURES SCA

                              By:
                                 ------------------------------------------
                                   Its:

                              ALPINVEST INTERNATIONAL B. V.

                              By:
                                 ------------------------------------------
                                   Its:

                              BOSTON UNIVERSITY NOMINEE PARTNERSHIP


                              By:
                                 ------------------------------------------
                                 General Partner


                              ---------------------------------------------
                              Gerald E. Coughlan


                              ---------------------------------------------
                              Charles P. Floe


                              ---------------------------------------------
                              Hellmut Kirchner


                              ---------------------------------------------
                              Herwig Brunner


                              ---------------------------------------------
                              Franz A. Wirtz


                              --------------------------------------------
                              Hannemarie Wirtz

                                    ------------------------------------
                                    Hubert Koster

                                    ------------------------------------
                                    Ernst-Gunter Afting

                                    SVE STAR VENTURES ENTERPRISES NO. III GbR,
                                    A GERMAN CIVIL LAW PARTNERSHIP (with
                                    limitation of liability)

                                    By: SVM Star Ventures
                                        Managementgesellschaft mbH Nr. 3


                                    By:_________________________________
                                       Managing Partner


                                    SVE STAR VENTURES ENTERPRISES NO. IIIa
                                    GbR, A GERMAN CIVIL LAW PARTNERSHIP (with limitation of liability)

                                    By: SVM Star Ventures
                                        Managementgesellschaft mbH Nr. 3


                                    By:_________________________________
                                        Managing Partner

                                    SVE STAR VENTURES MANAGEMENTGESELLSCHAFT
                                    MBH Nr. 3 & Co. BETEILIGUNGS KG

                                    By: SVM Star Ventures
                                        Managementgesellschaft mbH Nr. 3


                                    By:_________________________________
                                        Managing Partner

                              KRL FOUNDER VENTURES SCA

                              By:
                                 ------------------------------------------
                                   Its:

                              ALPINVEST INTERNATIONAL B. V.

                              By:
                                 ------------------------------------------
                                   Its:

                              BOSTON UNIVERSITY NOMINEE PARTNERSHIP


                              By:
                                 ------------------------------------------
                                 General Partner


                              ---------------------------------------------
                              Gerald E. Coughlan


                              ---------------------------------------------
                              Charles P. Floe


                              ---------------------------------------------
                              Hellmut Kirchner


                              ---------------------------------------------
                              Herwig Brunner


                              ---------------------------------------------
                              Franz A. Wirtz


                              --------------------------------------------
                              Hannemarie Wirtz

                                                                       Exhibit A
                                                                       ---------
                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May ___, 1997, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of May ___, 1997, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

     EXECUTED this __ day of  ____________, 1997.


                                    ------------------------------------
                                    (print name)

                                    By:
                                       ---------------------------------

                                    Title:
                                          ------------------------------

                                    Address:
                                            ----------------------------

                                 EXHIBIT 4.16C
                                 -------------


                      Form of Stock Restriction Agreement
                      -----------------------------------

                          STOCK RESTRICTION AGREEMENT

     This Stock Restriction Agreement made as of May ___, 1997 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster ("Koster"), Nola E. Masterson ("Masterson") and Robert E. Patterson ("Patterson," and together with Koster and Masterson, the "Founders"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"); and the purchasers of shares of the Corporation's Series C Convertible Preferred Stock, par value $.001 per share ("Series C Preferred Stock"), pursuant to the Series C Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers being hereinafter referred to as the "Series C Investors", and, together with the Series B Investors, the "Investors").

                                WITNESSETH THAT

     WHEREAS, the Series C Investors wish to purchase from the Corporation certain shares of Series C Preferred Stock and certain warrants to purchase shares of Series C Preferred Stock;

     WHEREAS, the Series C Investors' purchase of such Series C Preferred Stock and warrants would materially benefit the Founders and the Series B Investors as holders of certain shares of the Corporation's capital stock and rights to acquire such capital stock;

     WHEREAS, it is a condition to the obligations of the Series C Investors under the Purchase Agreement that this Agreement be executed by the Corporation, the Founders and the Series B Investors, and the Corporation, the Founders and the Series B Investors are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Corporation to further the interests of the Corporation and its present and future stockholders, the parties hereby agree with each other as follows:

     1.   Certain Defined Terms. As used in this Agreement, the following terms
          ---------------------
shall have the following respective meanings:

     (a) "Common Stock" means the Corporation's Common Stock, $.001 par value per share.

     (b) "Convertible Securities" means any evidences of indebtedness, shares of capital stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

     (c) "Options" means any rights, options, or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

     (d) "Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock, $.001 par value per share.

     (e) "Shares" shall mean and include all shares of Stock now owned or hereafter acquired by any Founder or any Investor.

     (f) "Stock" shall mean and include all shares of Common Stock, all Convertible Securities, all Options, and all other securities of the Corporation which may be issued in exchange for or in respect of shares of Common Stock, Convertible Securities or Options (whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization, or any other means).

     2.   Prohibited Transfers. None of the Founders shall sell or otherwise
          --------------------
transfer, by gift or otherwise, all or any part of his Shares except in compliance with the terms of this Agreement.

     3.   Offer of Sale; Notice of Proposed Sale or Transfer. If any Founder
          --------------------------------------------------
desires to sell or otherwise transfer any of his Shares, or of any interest therein, whether voluntarily or by operation of law, in any transaction other than pursuant to clauses (iii) or (iv) of Section 7(a) of this Agreement, such Founder (the "Selling Founder") shall first deliver written notice of his desire to do so (the "Notice") to the Corporation and each of the Investors. The Notice must specify: (i) the name and address of the party to which the Selling Founder proposes to sell or otherwise transfer the Shares or an interest in the Shares (the "Proposed Transferee"), (ii) the number of Shares the Selling Founder proposes to sell or otherwise transfer (the "Offered Shares"), (iii) the consideration per Share to be delivered to the Selling Founder for the proposed sale or transfer, and (iv) all other material terms and conditions of the proposed transaction, which must be bona fide.

     4.   Corporation's Option to Purchase.
          --------------------------------

     (a) Except as set forth in Section 7(a), the Corporation shall have the first option to purchase all or any part of the Offered Shares for the consideration per Share and on the terms and conditions specified in the Notice. The Corporation must exercise such option, no later than fifteen (15) business days after such Notice is deemed to have been delivered to it, by written notice to the Selling Founder.

     (b) In the event the Corporation does not exercise its option within such fifteen-business-day period with respect to all of the Offered Shares, the Chief Financial Officer of the Corporation shall, by the last day of such period, give written notice of that fact to the Investors (the "Investor Notice"). The Investor Notice shall specify the number of Offered Shares the Corporation has elected not to purchase (the "Remaining Shares").

     (c) In the event the Corporation duly exercises its option to purchase all or a portion of the Offered Shares, the closing of such purchase shall take place at the offices of the Corporation on the later of (i) the date five business days after the expiration of such fifteen-business-day period or (ii) the date that the Investors consummate their purchase of Offered Shares under
Section 5(c) hereof.

     (d) To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Corporation and/or the Investors exercising their options under Sections 4 and 5 hereof, respectively, may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Founder and the Corporation and/or the Investors acquiring such Offered Shares.

     5.   Investors' Option to Purchase and Right to Participate in Sales.
          ---------------------------------------------------------------

          (a) Except as set forth in Section 7(a), each Investor shall have an option, exercisable for a period of fifteen (15) business days from the date of delivery of the Investor Notice, to purchase, on a pro rata basis, its Proportionate Percentage (as defined below) of the Remaining Shares, for the consideration per Share and on the terms and conditions set forth in the Notice. Such option shall be exercised by delivery of written notice to the Chief Financial Officer of the Corporation. Alternatively, each Investor may, within the same fifteen-business-day period, notify the Chief Financial Officer of the Corporation of its desire to participate in the sale of Shares and to sell, on the terms as set forth in the Notice including at the same price per Share on a common equivalent basis, up to an equivalent proportion of the Series B Preferred Stock and Series C Preferred Stock owned by such Investor as the proposed sale of the Remaining Shares represents with respect to the Shares then owned by the Selling Founder.

          (b) In the event options to purchase have been exercised by the Investors with respect to some but not all of the Remaining Shares, the Chief Financial Officer of the Corporation shall promptly give written notice of that fact to those Investors who have exercised their options within such period (the "Second Investor Notice"). The Second Investor Notice shall specify the number of Remaining Shares the Investors have not elected to purchase. The Investors who have exercised their options within the fifteen-business-day period specified in Section 5(a) shall have an additional option, for a period of ten
(10) business days after delivery of the Second Investor Notice, to purchase all or any part of the balance of such Remaining Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Chief Financial Officer of the Corporation. In the event that there are two or more such Investors that choose to exercise the last-mentioned option for a total number of Remaining Shares in excess of the number available, the Remaining Shares available for each such Investor's option shall be allocated to such Investors pro rata based on their respective Proportionate Percentages (as defined below).

          (c) Promptly after the expiration of the last period for exercise of an Investor's purchase option, the Chief Financial Officer of the Corporation shall give written notice to the Selling Founder and the purchasing Investors, specifying the number of Remaining Shares to be purchased by each purchasing Investor. The closing of the purchase of the Remaining Shares shall take place at the offices of the Corporation no later than five (5) business days after delivery of such notice to the Selling Founder and the purchasing Investors.

          (d) As used in this Section 5, the term "Proportionate Percentage" shall mean with respect to each Investor a fraction, the numerator of which shall be the amount of Series B Preferred Stock and Series C Preferred Stock owned by such Investor, and the denominator of which shall be the total amount of Series B Preferred Stock and Series C Preferred Stock owned by all Investors, in each case on a common equivalent basis.

     6.   Co-Sale.
          -------

          (a) If the Corporation and the Investors do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "Option Period"), then each Investor which has, pursuant to
Section 5(a), expressed a desire to sell shares of Series B Preferred Stock and Series C Preferred Stock in the transaction (a "Participating Investor") shall be entitled to do so pursuant to this Section. The Chief Financial Officer of the Corporation shall promptly, on expiration of the Option Period, notify the Selling Founder of the aggregate amount of Series B Preferred Stock and Series C Preferred Stock the Participating Investors wish to sell. The Selling Founder shall use his best efforts to interest the Proposed Transferee in purchasing, in addition to the Remaining Shares not subscribed for by the Investors, the Series B Preferred Stock and Series C Preferred Stock the Participating Investors wish to sell. If the Proposed Transferee does not wish to purchase all of the Stock so made available by the Selling Founder and the Participating Investors, then each Participating Investor and the Selling Founder shall be entitled to sell, on the terms and conditions set forth in the Notice and on the same price per share on a common equivalent basis, a portion of the Stock being sold to the Proposed Transferee, in the same proportion as such Selling Founder or Participating Investor's ownership of Stock on a common equivalent basis bears to the aggregate amount of Stock owned by the Selling Founder and the Participating Investors on a common equivalent basis. The transaction contemplated by the Notice shall be consummated not later than 60 days after the expiration of the Option Period.

          (b) If the Participating Investors do not elect to sell the full amount of Series B Preferred Stock and Series C Preferred Stock which they are entitled to sell pursuant to Section 6(a), the Selling Founder shall be entitled to sell to the Proposed Transferee, according to the terms set forth in the Notice, that number of his Shares which equals the difference between the amount of Stock desired to be purchased by the Proposed Transferee and the number of shares of Series B Preferred Stock and Series C Preferred Stock the Participating Investors wish to sell, in each case on a common equivalent basis.

          (c) If the Selling Founder wishes to sell or otherwise transfer any of his Shares at a price per Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Corporation and the Investors, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Corporation and the Investors on the same terms and conditions as given the Proposed Transferee, and the Investors must first be offered the opportunity to participate in such transaction, in accordance with the procedures and time periods set forth above.

     7.   Permitted Transfers.
          -------------------

          (a) Subject to the provisions of Section 7(b) and Section 8, the Corporation's and the Investors' right of first refusal and the Investors' right of co-sale described in Sections 4 through 6 shall not apply to: (i) any transfer of Shares by a Founder by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Founder's immediate family;
(ii) any transfer of Shares by an Founder to a trust (A) in respect of which such Founder serves as trustee, provided that the trust instrument governing such trust shall provide that such

Founder, as trustee, shall retain sole and exclusive control over the voting and disposition of such Shares until the termination of this Agreement or (B) for the benefit solely of any member or members of such Founder's immediate family;
(iii) any sale or transfer of Shares to the Corporation; (iv) any underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); and (v) with respect to sales or other transfers of up to an aggregate of the following number of Shares (as adjusted to reflect any stock split, stock dividend, combination of shares or other similar transaction), but subject in any case to the restrictions set forth in Section 8: (A) in the case of each of Koster and Masterson, 130,000 Shares; and (B) in the case of Patterson, 50,000 Shares;

          (b) In the event of any sale or transfer described in clauses (i) or
(ii) of Section 7(a), the transferee of the Shares shall hold the Shares so acquired subject to all the restrictions imposed by this Agreement and shall be deemed a Founder for all purposes hereof, and as a condition to such transfer, any such transferee shall, at the request of the Corporation or any Investor, execute and deliver a written instrument agreeing to be bound by the provisions of this Agreement.

     8.   Consent of the Corporation to Transfer. As a condition to selling or
          --------------------------------------
otherwise transferring any Shares proposed to be sold or transferred by the Selling Founder and any Participating Investor to any Proposed Transferee, other than a sale or transfer described in clause (iii) or (iv) of Section 7(a), the Selling Founder shall have obtained the written consent to such transfer by the Board of Directors of the Corporation by majority vote at a meeting or by unanimous consent in lieu of a meeting. Such consent shall not be unreasonably withheld, and shall be based on the Board of Directors' determination, after such inquiry as it deems appropriate, but within thirty days of the date of the Selling Founder's notice to the Corporation under Section 3, that the Proposed Transferee is not a competitor of the Corporation and is not otherwise an inappropriate investor in the Corporation. In the event the Selling Founder disagrees with such determination, and the Board of Directors and the Selling Founder are unable to resolve the disagreement, an independent third party selected and agreed upon by the Board of Directors and the Selling Founder shall arbitrate and finally resolve the disagreement.

     9.   Lock-up. Each Founder agrees that upon the request of the Corporation
          -------
or the underwriters managing an underwritten offering of the Corporation's securities, such Founder will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of any Shares held by him without the prior written consent of the Corporation or such underwriters, as the case may be, for a period of up to 180 days from effective date of the applicable registration statement.

     10.  Sale or Transfer in Violation of this Agreement. If any sale or other
          -----------------------------------------------
transfer of Shares is made or attempted in violation of any provision of this Agreement, or if any Shares are not offered to the Corporation or the Investors as required hereby, the Corporation and the Investors, as the case may be, shall have the right to purchase such Shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it or they may have, the Corporation and the Investors may enforce their respective rights hereunder by actions for specific performance (to the extent permitted by law). The Corporation shall not be required (i) to transfer on its books any Shares or other Stock which has been sold or transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such Shares or Stock, or to pay dividends to, any transferee to whom any such Shares or Stock have been so sold or transferred. If a Founder becomes obligated to sell any Shares to the Corporation under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Corporation may, at its option, in addition to all other remedies it may have, send to such Founder the purchase price for such Shares as is herein specified and cancel on its books the certificate or certificates representing the Shares to be sold. Thereafter, all of the Founder's rights in and to such Shares shall terminate.

     11.  Disposition of Shares. Any Shares that the Corporation elects to
          ---------------------
purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Corporation may require their transfer to a nominee or designee as part of any purchase of the Shares from the Founders.

     12.  Restrictive Legend. All certificates representing Shares held by the
          ------------------
Founders which are subject to this Agreement shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required by the Corporation in connection with compliance with federal or state securities laws or otherwise:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and/or an option to purchase set forth in a Stock Restriction Agreement between the Corporation and the registered owner of the shares represented by this certificate (or his predecessor in interest). The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request without charge."

The Founders shall cause such legend to be affixed to any of such certificates not so legended.

     13.  Term. This Agreement shall terminate upon the closing of a fm
          ----
commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the public offering price per share is not less than $9.45 (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event) and
(ii) the aggregate gross proceeds to the Corporation are not less than $20,000,000.

     14.  Specific Enforcement. Each Founder expressly agrees that a violation
          --------------------
of this Agreement by such Founder could not be adequately compensated by money damages alone and that the Investors and the Corporation will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Founder, the Investors and the Corporation shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

     15.  Other Agreements. The restrictions on the Founders' right to dispose
          ----------------
of their Shares pursuant to this Agreement are in addition to and to be construed consistently with the Founders' rights and obligations (including restrictions on the Founders' right to dispose of shares of the Corporation's capital stock) contained in any other agreement relating to restrictions on the transferability of such Shares that the Founders execute before, on, or after the date hereof; provided, that this Agreement shall supersede and replace the Stock Restriction Agreement dated as of December 22, 1995 among the Corporation, the Founders and the Series B Investors, which shall no longer be of any force or effect.

     16.  Waiver, Modification and Termination. No provision of this Agreement
          ------------------------------------
shall be deemed to have been waived by the Corporation or any Investor in the absence of a written agreement executed by such party with respect to such waiver. This Agreement may be modified or terminated only with the written consent of the Founders, the Corporation, and the holders of a majority in voting power of the Shares then held by the Investors.

     17.  Accession. Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     18.  Binding Effect; Assignment. This Agreement shall be binding upon the
          --------------------------
parties hereto and their heirs, legal representatives, successors and assigns. The rights and obligations of the Founders hereunder may not be assigned or delegated without the written consent of the Corporation.

     19.  Notices. All notices, requests, consents, deliveries and other
          -------
communications hereunder shall be in writing and shall be delivered in person or duly sent by first class mail postage prepaid (other than in the case of non-U.S. parties) or by fax or DHL, Federal Express or other internationally recognized express courier service, to the Corporation at its principal place of business, and to the Investors and the Founders at their respective last known address or at their respective address, if any, appearing on the books of the Corporation.

     20.  Severability. If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     21.  Governing Law. This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the substantive law of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     22.  Captions. Captions are for convenience only and are not deemed to be
          --------
part of this Agreement.

     23.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which together she constitute a single instrument. Each such counterpart may contain one or more signature pages.

any Shares or other Stock which has been sold or transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such Shares or Stock, or to pay dividends to, any transferee to whom any such Shares or Stock have been so sold or transferred. If a Founder becomes obligated to sell any Shares to the Corporation under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Corporation may, at its option, in addition to all other remedies it may have, send to such Founder the purchase price for such Shares as is herein specified and cancel on its books the certificate or certificates representing the Shares to be sold. Thereafter, all of the Founder's rights in and to such Shares shall terminate.

     11.  Disposition of Shares. Any Shares that the Corporation elects to
          ---------------------
purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Corporation may require their transfer to a nominee or designee as part of any purchase of the Shares from the Founders.

     12.  Restrictive Legend. All certificates representing Shares held by the
          ------------------
Founders which are subject to this Agreement shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required by the Corporation in connection with compliance with federal or state securities laws or otherwise:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and/or an option to purchase set forth in a Stock Restriction Agreement between the Corporation and the registered owner of the shares represented by this certificate (or his predecessor in interest). The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request without charge."

The Founders shall cause such legend to be affixed to any of such certificates not so legended.

     13.  Term. This Agreement shall terminate upon the closing of a fm
          ----
commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the public offering price per share is not less than $9.45 (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event) and
(ii) the aggregate gross proceeds to the Corporation are not less than $20,000,000.

     14.  Specific Enforcement. Each Founder expressly agrees that a violation
          --------------------
of this Agreement by such Founder could not be adequately compensated by money damages alone and that the Investors and the Corporation will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Founder, the Investors and the Corporation shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

     15.  Other Agreements. The restrictions on the Founders' right to dispose
          ----------------
of their Shares pursuant to this Agreement are in addition to and to be construed consistently with the Founders' rights and obligations (including restrictions on the Founders' right to dispose of shares of the Corporation's capital stock) contained in any other agreement relating to restrictions on the transferability of such Shares that the Founders execute before, on, or after the date hereof; provided, that this Agreement shall supersede and replace the Stock Restriction Agreement dated as of December 22, 1995 among the Corporation, the Founders and the Series B Investors, which shall no longer be of any force or effect.

     16.  Waiver, Modification and Termination. No provision of this Agreement
          ------------------------------------
shall be deemed to have been waived by the Corporation or any Investor in the absence of a written agreement executed by such party with respect to such waiver. This Agreement may be modified or terminated only with the written consent of the Founders, the Corporation, and the holders of a majority in voting power of the Shares then held by the Investors.

     17.  Accession. Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     18.  Binding Effect; Assignment. This Agreement shall be binding upon the
          --------------------------
parties hereto and their heirs, legal representatives, successors and assigns. The rights and obligations of the Founders hereunder may not be assigned or delegated without the written consent of the Corporation.

     19.  Notices. All notices, requests, consents, deliveries and other
          -------
communications hereunder shall be in writing and shall be delivered in person or duly sent by first class mail postage prepaid (other than in the case of non-U.S. parties) or by fax or DHL, Federal Express or other internationally recognized express courier service, to the Corporation at its principal place of business, and to the Investors and the Founders at their respective last known address or at their respective address, if any, appearing on the books of the Corporation.

     20.  Severability. If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     21.  Governing Law. This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the substantive law of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     22.  Captions. Captions are for convenience only and are not deemed to be
          --------
part of this Agreement.

     23.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which together she constitute a single instrument. Each such counterpart may contain one or more signature pages.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Restriction Agreement as a contract under seal as of the day and year first above written.

                                    SEQUENOM, INC.

                                    By: _____________________________
                                         Its President

          FOUNDERS:


                                    _________________________________
                                    Hubert Koster


                                    _________________________________
                                    Nola E. Masterson


                                    _________________________________
                                    Robert E. Patterson

          SERIES B INVESTORS:
                                    TVM TECHNO VENTURE
                                    ENTERPRISES NO. II
                                    LIMITED PARTNERSHIP

                                    By:  TVM Techno Venture Management
                                         Limited Partnership
                                          its General Partner

                                    By:  TVM Management Corporation
                                          its General Partner

                                    By: _____________________________
                                         Name:
                                         Title:

                              TVM INTERTECH LIMITED
                              PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management Corporation
                                     its General Partner

                              By: _________________________________
                                  Its:

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management Corporation
                                     its General Partner

                              By: _________________________________
                                  Its:

                              TVM EUROTECH LIMITED
                              PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management Corporation
                                     its General Partner

                              By: _________________________________
                                  Its:

                              TVM TECHNO VENTURE
                              INVESTORS NO. 1 LIMITED
                              PARTNERSHIP


                              By: _________________________________
                                  General Partner



                              KBL FOUNDER VENTURES SCA


                              By:
                                  _________________________________
                                  Its:

                              ALPINVEST INTERNATIONAL B.V.


                              By: _________________________________
                                  Its:

                              BOSTON UNIVERSITY NOMINEE
                              PARTNERSHIP

                           BY:_____________________________________
                              General Partner


                              _____________________________________
                              Gerald E. Coughlan


                              _____________________________________
                              Charles P. Floe


                              _____________________________________
                              Hellmut Kirchner


                              _____________________________________
                              Herwig Brunner


                              _____________________________________
                              Franz A. Wirtz


                              _____________________________________
                              Hannemarie Wirtz


                              _____________________________________
                              Hubert Koster


                              _____________________________________
                              Ernst-Gunter Afting

                                        SVE STAR VENTURES ENTERPRISES NO. III
                                        GbR, A GERMAN CIVIL LAW
                                        PARTNERSHIP (with limitation of
                                        liability)

                                        By:  SVM Star Ventures
                                             Managementgesellschaft mbH Nr. 3

                                        By:  _________________________________
                                             Managing Partner


                                        SVE STAR VENTURES ENTERPRISES NO. IIIa
                                        GbR, A GERMAN CIVIL LAW
                                        PARTNERSHIP (with limitation of
                                        liability)

                                        By:  SVM Star Ventures
                                             Managementgesellschaft mbH Nr. 3

                                        By:  _________________________________
                                             Managing Partner


                                        SVE STAR VENTURES MANAGEMENTGESELLSCHAFT
                                        MBH Nr. 3 & CO. BETEILIGUNGS KG


                                        By:  SVM Star Ventures
                                             Managementgesellschaft mbH Nr. 3

                                        By:  _________________________________
                                             Managing Partner

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series C Investor Signature Page
                        --------------------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series C Investor" as defined in the Stock Restriction Agreement dated as of May __, 1997, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


EXECUTED this ___ day of May, 1997.


                                  _____________________________________
                                  (print name)


                                  By: _________________________________

                                  Title:_______________________________

                                  Address:_____________________________

                                  _____________________________________

                                  _____________________________________

                                  _____________________________________

                                   Exhibit-A
                                   ---------

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series C Convertible Preferred Stock Purchase Agreement dated as of May __, 1997 and an "Investor" as defined in the Stock Restriction Agreement dated as of May __, 1997 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

     EXECUTED this ___ day of ______________, 1997.


                              -----------------------------------------------
                              (print name)

                              By:
                                 --------------------------------------------
                              Title:
                                    -----------------------------------------
                              Address:
                                      ---------------------------------------

                                  EXHIBIT 4.19
                                  ------------


                              Related Transactions
                              --------------------


None.

                                  EXHIBIT 4.20
                                  ------------


                             Governmental Consents
                             ---------------------


None.

                                  EXHIBIT 4.23
                                  ------------



                       Commitments from German Government
                       ----------------------------------


Sequenom, Inc. (the "Inc.") and Sequenom Instruments GmbH (the "GmbH")

Description of agreements with Technnologie-Beteiligungs-Gesellischaft m.b.H. der Deutschen Ausgleichsbank ("TBG")


1.   The May 1995 "BJTU" Agreement
     -----------------------------

The TBG has provided DM 1 million silent partnership financing to the GmbH, which matches DM 1 million of capital invested in the GmbH by the Inc. The terms of the silent partnership arrangement are as follows:

Interest rate of 6% on the principal amount of the silent partnership loan.

Interest payable beginning June 30, 1997.

Additional compensation as follows:
9% of any annual profits, beginning with fiscal year 1997, if the profits exceed DM 100,000, up to a maximum compensation amount of 6% of the silent partnership loan

Principal payment due on December 31, 2005

This agreement has no "downside protection," which is contained in the 1995 agreement.

2.   The December 1995 "BJTU." Agreement
     -----------------------------------

The TBG has committed to provide up to DM 3 million silent partnership financing to the GmbH, which will match up to DM 3 million of capital invested in the GmbH by the Inc. The TBG has matched the entire DM 3 million of capital which has been invested by the Inc.

The terms of the silent partnership arrangement are as follows:


Interest rate of 6% on the principal amount of the silent partnership loan.

Interest payable beginning June 30, 1997.

Additional compensation as follows:
9% of any annual profits, beginning with fiscal year 1997, if the profits exceed DM 100,000, up to a maximum compensation amount of 6% of the silent partnership loan

Principal payment due on December 31, 2005

This agreement also contains a "50% downside protection" for the investors in the Inc. as follows: Under certain circumstances, if the Inc. exercises its "put option" to the TBG of its equity interest in the GmbH, the TBG will pay to the Inc. 50% of the amount of the silent partnership.


Description of the grant programs for which Sequenom Instruments GmbH has received approvals:

1. Grant from the "Biotechnology 2000" grant scheme from the Ministry of Research and Technology ("BMBF"):

     The BMBF has approved a grant (which is a non-repayable contribution) in the amount of DM 2.2 million based on the application for the financing of a total research and development project of DM 4.4 million. The grant coverage is therefore 50% of total estimated project cost. The company will call the money quarterly in arrears based on actual cost attributable to the project. The project started on September 1, 1995 and has a duration of three years.

2.   Grant from Freie und Hansestadt Hamburg (City of Hamburg):

     The City of Hamburg has approved a grant of DM 800,000 based on a list of equipment for Sequenom's laboratory to be purchased after September 1, 1995. Total expected cash outflows for the equipment purchases is DM 1.6 million. Grant coverage is also 50% of estimated cost.

Both grants do not have to be repaid.

                                  EXHIBIT 6.5
                                  -----------


                   Form of Opinion of Counsel to Corporation
                   -----------------------------------------

                            FOLEY, HOAG & ELIOT LLP
                             ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109-2170
                           TELEPHONE: (617) 832-1000
                            FACSIMILE (617) 832-7000
                                  TELEX 940593
                               http://www.fhe.com
                                                             IN WASHINGTON. D.C.
                                                             1615 L STREET, N.W.
                                                                       SUITE 860
                                                           WASHINGTON D.C. 20036
                                                      TELEPHONE:  (202) 776-0600

                                    May 8, 1997

To the Persons listed in the Schedule of Investors to the Series C Convertible
 Preferred Stock Purchase Agreement
 dated as of May 8, 1997

Ladies/Gentlemen:

     We are counsel to Sequenom, Inc., a Delaware corporation (the "Corporation"). This opinion is rendered to you pursuant to Section 6.5 of the Series C Convertible Preferred Stock Purchase Agreement (including the exhibits thereto, the "Agreement') dated as of May 8, 1997, among the Corporation and each of you relating to the issuance and sale by the Corporation to you of up to an aggregate of 1,904,770 shares (the "Shares") of its Series C Convertible Preferred Stock, par value $.001 per share ("Series C Preferred"), and warrants to purchase up to an aggregate of 190,477 shares of Series C Preferred (the "Warrants") (the "Transaction"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     In connection with our rendering this opinion, we have reviewed (i) the Certificate of Incorporation and By-Laws of the Corporation, each as amended to date; (ii) a certificate issued by the Secretary of State of the State of Delaware on May 2, 1997, with respect to the due incorporation, legal existence and good standing of the Corporation in the State of Delaware (the "Legal Existence Certificate"); (iii) counterparts of the Agreement and the related Registration Rights Agreement dated May 8, 1997 (the "Registration Rights Agreement'); and (iv) originals or copies, certified or otherwise, identified to our satisfaction, of such other documents, certificates, instruments and corporate records that we considered necessary for the purposes of this opinion.

     In rendering the opinion expressed herein, we have also examined and have relied completely as to matters of fact upon the representations and warranties made by the Corporation and each of you in the Agreement, the Registration Rights Agreement and the other agreements, instruments and documents delivered in connection with the Initial Closing on the date hereof; and we have assumed the completeness and accuracy of all factual matters described in such representations and warranties.

To the Persons listed in the Schedule of Investors to the Series C Convertible
 Preferred Stock Purchase Agreement
 dated as of May 8, 1997


     We have not, except as specifically noted above, made any independent review or investigation of facts relating to the Corporation, including but without limiting the generality of the foregoing, any investigation as to the existence of any actions, suits or proceedings pending or threatened against the Corporation or notes, indentures, mortgages, leases, contracts, instruments, documents, agreements, judgments, injunctions, orders, writs or decrees to which the Corporation is a party, which are binding upon the Corporation or which might result in the imposition of any lien or other encumbrance on any asset of the Corporation.

     We have assumed the authenticity and completeness of all documents furnished to us as originals, the genuineness of all signatures, the legal capacity of natural persons, and the conformity to the originals of all documents furnished to us as copies.

     In rendering the opinions expressed in paragraph 1 below with respect to the due incorporation, legal existence and good standing of the Corporation in Delaware, we have relied solely on the Legal Existence Certificate.

     You have not asked us to pass upon your power and authority to enter into the Agreement or the Registration Rights Agreement. Accordingly, for the purposes of this opinion, we have assumed that you have all requisite power and authority to enter into the Agreement and the Registration Rights Agreement and to effect the transactions contemplated thereby, and that each of the Agreement and the Registration Rights Agreement constitutes the valid and legally binding obligation of all parties thereto other than the Corporation.

     We have made such examination of Massachusetts and federal Law and of the General Corporation Law of Delaware as we deem necessary for the purposes of this opinion. We do not purport to pass herein on the laws of any state or jurisdiction other than the United States of America and the Commonwealth of Massachusetts, and as to its General Corporation Law only, the State of Delaware.

     The opinions herein expressed are qualified to the extent that (i) the validity or enforceability of any provisions of any agreement or instrument or of any rights granted thereunder may be subject to or affected by any bankruptcy, reorganization, insolvency, moratorium or similar law from time to time in effect and relating to or affecting the rights or remedies of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion; and (iii) a court may apply equitable principles in construing or enforcing the provisions of any agreement or instrument.

     The phrase "of which we have knowledge" means the actual knowledge of the lawyer signing this opinion letter and the other lawyers in our office who have had active involvement in negotiating the Transaction and preparing the Agreement and the Registration Rights Agreement.

     Based upon and subject to the foregoing, we are of the opinion that:

To the Persons listed in the Schedule of Investors to the Series C Convertible
 Preferred Stock Purchase Agreement
 dated as of May 8, 1997


     1. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to carry on its business as it is currently being conducted.

     2. The execution and delivery of the Agreement and the Registration Rights Agreement and the performance by the Corporation of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Corporation and do not violate or cause any default under any provision of (i) the Corporation's Certificate of Incorporation or By-Laws, or (ii) except where any such violation or default would not have a material adverse effect on the Corporation, any note, indenture, mortgage, lease, contract or other instrument, document or agreement to which the Corporation is a party and of which we have knowledge or any writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body to which the Company is a party and of which we have knowledge. Each of the Agreement and the Registration Rights Agreement constitutes a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms; provided, however, that we express no opinion as to the enforceability of the indemnification provisions contained in Section 10 of the Registration Rights Agreement.

     3. The sale of Shares and the Warrants to each of you is not required to be registered under the Securities Act of 1933 or the Massachusetts Uniform Securities Act.

     4. Upon receipt by the Corporation of the purchase price therefor, the Shares will be validly issued, fully-paid and non-assessable.

     5. No authorization, consent, approval or other order of, declaration to, or filing with, any United States or Massachusetts governmental agency or body is required to be made or obtained by the Corporation for or in connection with the valid and lawful authorization, execution and delivery by the Corporation of the Agreement and the Registration Rights Agreement, for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Shares and the Warrants or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares to be issued upon the conversion of the Shares, except such exemptive filings, if any, as are required to be made under applicable securities laws.


                                    Very truly yours,

                                    FOLEY, HOAG & ELIOT LLP



                                    By: /s/ [ILLEGIBLE]^^
                                       ----------------------------------------
                                           A Partner

                                       3